UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-21335

Exact name of registrant as specified in charter:	Optimum Fund Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2011

Item 1. Reports to Stockholders

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund

Optimum Small-Mid Cap Value Fund

Annual Report
March 31, 2011

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and, if available, their summary prospectus, which may be obtained by visiting www.optimummutualfunds.com or calling 800 914-0278. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Table of contents

Portfolio management review
Optimum Fixed Income Fund	1
Optimum International Fund	3
Optimum Large Cap Growth Fund	6
Optimum Large Cap Value Fund	9
Optimum Small-Mid Cap Growth Fund	12
Optimum Small-Mid Cap Value Fund	15
Performance summary
Optimum Fixed Income Fund	20
Optimum International Fund	24
Optimum Large Cap Growth Fund	26
Optimum Large Cap Value Fund	28
Optimum Small-Mid Cap Growth Fund	30
Optimum Small-Mid Cap Value Fund	32
Disclosure of Fund expenses	34
Security type/sector/country allocations
and top 10 equity holdings	36
Financial statements
Statements of net assets	40
Statements of assets and liabilities	84
Statements of operations	85
Statements of changes in net assets	86
Financial highlights	89
Notes to financial statements	113
Report of independent
registered public accounting firm	130
Other Fund information	131
Board of trustees and officers addendum	132
About the organization	134

Investments in Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Unless otherwise noted, the views expressed in this report are as of March 31, 2011, and are subject to change at any time. Holdings are as of the date indicated and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

All third-party trademarks cited are the property of their respective owners.

© 2011 Delaware Distributors, L.P.

Portfolio management review

Optimum Fixed Income Fund
April 12, 2011

Performance review (for the year ended March 31, 2011)
Optimum Fixed Income Fund (Class A shares)	1-year return	+7.01%
Optimum Fixed Income Fund (Institutional Class shares)	1-year return	+7.39%
Barclays Capital U.S. Aggregate Index (benchmark)	1-year return	+5.12%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Fixed Income Fund, please see the table on page 20.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisor

Pacific Investment Management Company LLC (PIMCO)
Delaware Management Company (DMC)

Market overview

Over the past 12 months, global markets have generally been shaped by the effects of quantitative easing worldwide and shaken by sovereign debt challenges in Europe. Additionally, currency posturing in China, political instability in the Middle East, and the strongest earthquake on record in Japan, among other factors, helped undermine market stability during the Fund’s fiscal year. In the U.S., we believe active management allowed Optimum Fixed Income Fund to assess and adjust to meaningful policy developments (such as the $600 billion second round of quantitative easing, or QE2), major changes in Congress, and new healthcare legislation. Other developments that factored into many investors’ market assessment and economic outlook late in the year were the extension of tax cuts initially implemented by President George W. Bush, the payroll tax holiday, and the extension of unemployment benefits. The 10-year Treasury yield fell 0.36 percentage points over the 12-month period (ended March 31, 2011) to 3.47%, and the yield curve between the 2-year and 30-year flattened by 0.02 percentage points.

Fund performance

Investments in sectors outside of the Barclays Capital U.S. Aggregate Index, including international and high yield bonds, helped Optimum Fixed Income Fund outperform its benchmark index for the fiscal year.

DMC

The portion of Optimum Fixed Income Fund managed by DMC employs a diversified “core plus” investment strategy. This means that DMC seeks to invest the core of its assets under management in U.S. investment grade securities, and then strategically allocates other assets to additional fixed income markets. These additional sectors include U.S. high yield bonds as well as established and emerging international markets.

During the Fund’s fiscal year, DMC believed the most attractive parts of the market (on a risk-reward basis) were in the higher-beta, or riskier, asset classes and attempted to position the portfolio to benefit from such a dynamic. This positioning generally helps to explain the strong showing within the portion of the Fund managed by DMC.

For example, DMC slightly increased its portion of the Fund’s allocation to both international and emerging market bonds during the course of its fiscal year. DMC generally tended to shy away from those countries facing sovereign debt concerns, and instead focused on what we viewed as healthier, commodity-exporting or higher-yielding countries such as Norway, Canada, and Australia among developed nations, and Brazil, Indonesia, and Poland among emerging markets. These positions significantly boosted DMC’s portion of the Fund’s relative returns during the fiscal year.

DMC’s hefty position in corporate bonds, both investment grade and high yield, also notably contributed to the Fund’s return during the Fund’s fiscal year. Corporate bonds generally benefited from a strong fundamental

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Portfolio management review

Optimum Fixed Income Fund

picture that featured declining default rates and improving corporate balance sheets, plus a positive technical backdrop in which demand for corporate risk remained relatively strong through most of the Fund’s fiscal year. Among investment grade U.S. corporates, DMC believed that the BBB- and A-rated areas generally offered the best risk-reward trade-off and emphasized positions in those categories. Though these bonds, which are considered medium-grade, experienced down periods during the year when many investors moved toward higher-quality bonds, they proved helpful over the entire fiscal period.

It’s important to note that returns within the high yield category were moderated by DMC’s emphasis on higher-quality bonds within the high yield sector during a period when total returns from lower-rated credits generally beat their higher-quality cousins.

In general, DMC pursued the aforementioned asset classes (international and corporate bonds) at the expense of U.S. government securities (both Treasurys and agencies). DMC’s underweight to this area also aided performance through the fiscal period on the whole. However, at limited times during the year — such as during the euro zone crisis and the resulting so-called “global flight to quality” — this underweight position detracted from returns.

PIMCO

PIMCO believes one of the key characteristics for its portion of Optimum Fixed Income Fund, amid the market volatility during the annual period, was a broad opportunity set. PIMCO was able to identify relatively attractive risk-adjusted returns or “safe spread” sectors, which emphasized credit as opposed to duration risk, and strategically rotate into those sectors during the 12-month period (ended March 31, 2011). With respect to interest rate strategies in PIMCO’s portion of the Fund, U.S. duration positioning added to performance (including an overweight position during the second quarter of 2010 as rates fell), as did exposure to non-U.S. duration, including Canada, as yields fell in that country.

An overweight to agency and nonagency mortgage-backed securities (MBS) added to performance as MBS outperformed Treasurys with similar durations and nonagency MBS benefited from investor demand for higher yielding assets in the face of limited supply. Tactical coupon positioning within the mortgage sector also contributed to returns.

Corporate bond positioning, including an underweight position during the second calendar quarter of 2010 (a period when the sector underperformed) and an overweight during the opening months of 2011 (when the sector outperformed) contributed to returns within PIMCO’s portion of the Fund. Also contributing were corporate subsector positioning (as financials outperformed the broader investment grade sector during the period). Emerging markets exposure, where corporate and quasi-sovereign bonds with strong fundamentals and higher yields than their developed market counterparts added to performance. Examples included Russian Railways and Gazprom. Modest exposure to taxable Build America Bonds (BABs) also added to performance as the sector outperformed Treasurys during the Fund’s fiscal year.

Exposure to select emerging-market currencies (versus developed-market currencies such as the Japanese yen and the euro) detracted from performance.

Optimum International Fund
April 12, 2011

Performance review (for the year ended March 31, 2011)
Optimum International Fund (Class A shares)	1-year return	+10.19%
Optimum International Fund (Institutional Class shares)	1-year return	+10.55%
MSCI EAFE Index (gross) (benchmark)	1-year return	+10.89%
MSCI EAFE Index (net) (benchmark)	1-year return	+10.42%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum International Fund, please see the table on page 24.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

BlackRock Advisors, LLC (BlackRock)
Mondrian Investment Partners Limited (Mondrian)

Market overview

Despite the recent escalating geopolitical risk in North Africa and the Middle East, as well as the historic earthquake in Japan (the consequences of which are likely to reverberate for some time), equity markets (as measured by major securities indices) rose over the fiscal year ended March 31, 2011. Additionally, a partial alleviation of sovereign debt tensions within the euro zone during the first quarter of 2011 — as European policy makers further developed the apparatus for responding to debt crises — was supportive.

Though the broader international markets appreciated during the Fund’s fiscal year, performance was not necessarily consistent; instead, markets were characterized by pronounced reversals of range-bound, “risk on/risk off” trading patterns. In this environment, sub-industry and company fundamentals were seemingly marginalized in comparison to the idiosyncratic economic shocks that affected investor sentiment. As an example of market reaction to the uncertainty, the MSCI EAFE Index experienced approximately 13 price reversals of greater than 5% — four of them by 10% or more. Yet, that index posted a gain over the full time period. The index’s grind higher suggests to us that the market is still very much searching for a consistent, sustainable trend.

Government-related deficit spending and zero-interest-rate policies in the developed world have helped cultivate positive global momentum; however, talks of austerity and exit strategies have entered the public policy lexicon amid the potential for more exogenous risks tied to the sovereign debt crisis and inflation. In a nutshell, market clarity remained elusive.

(Unless otherwise noted, regional performance cited below is based on each region’s respective MSCI index.)

Fund performance

Optimum International Fund generally performed in line with its benchmark index, with A shares trailing the MSCI EAFE Index (both gross and net figures) and Institutional Class shares slightly outperforming the MSCI EAFE Index (net) but trailing the gross index return.

The slightly negative bias to Fund returns was due primarily to performance in the Mondrian portion of the Fund.

BlackRock

For the trailing 12 months (ended March 31, 2011), the BlackRock portion of the Fund outperformed the Fund’s benchmark, the MSCI EAFE Index. As a result of the investment team’s fundamental “label agnostic” sub-industry/company research process, the flexibility BlackRock has to invest across all market capitalization ranges and geographies proved generally beneficial, especially as small companies and emerging markets outperformed. Additionally, the positive effects of strong stock selection in traditionally cyclical parts of the market

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Portfolio management review

Optimum International Fund

such as materials, consumer discretionary, information technology, and energy were sources of meaningful relative strength.

BlackRock’s portion of the Fund maintained a low-risk profile versus the Fund’s benchmark through the recent market environment, aiming to balance exposure to stable-growth businesses alongside stocks possessing more-cyclical earnings streams. The positive effect of stock selection in the latter group was one of the strongest factors for positive performance in BlackRock’s portion of the Fund. More specifically, BlackRock’s portion of the Fund performed strongly in sub-industries that included diversified metals and mining, automobile manufacturers, semiconductors, oil exploration and production, and coal mining.

Regionally, BlackRock’s portion of the Fund’s outperformance versus its benchmark index was positively influenced by out-of-benchmark exposures to emerging markets and Canada, which outperformed many developed market constituents of the Fund’s benchmark index. In contrast, relative performance was hindered by an underweight allocation to stocks in developed Europe and Asia ex-Japan.

At the individual security level, notable contributors to return included copper miners Grupo Mexico SAB de CV and Xstrata, both sizable outperformers in a copper market that was boosted by high demand and limited supply. Conversely, BlackRock’s portion of the Fund’s overweight allocations to certain Japanese capital goods exporters, such as Sumitomo Heavy Industries and SMC, hurt relative performance as disruptions from the country’s massive earthquake caused investor sentiment to quickly sour.

Mondrian

The Mondrian portion of the Fund lagged its benchmark index for the fiscal year (ended March 31, 2011). When measured across the entire portfolio, the negative effects of stock selection hampered returns slightly during the Fund’s fiscal year.

At the sector level, Mondrian’s overweight allocation to the telecommunications and energy sectors, as well as an underweight position in the financials sector, all resulted in positive performance versus the Fund’s benchmark. Both the telecommunications and energy sectors were among the strongest performers within the index for the year. This positive performance was more than offset by the negative effects of Mondrian’s portion of the Fund’s overweight positioning in the weaker-performing healthcare sector and an underweight position in the materials and industrials sectors. The materials sector was particularly strong when compared with other sectors for the Fund’s fiscal year.

The overall country allocations across the Mondrian portion of the Fund had positive effects on performance relative to the benchmark. In Europe, returns were supported by an overweight position in France and the Netherlands, though these positive effects were partially offset by an underweight exposure to the strongly performing German market. The Fund benefited from Mondrian’s underweight position in Japan, as well as an overweight exposure to the Singaporean market.

At the individual security level, the strongest stocks in the Mondrian portion of the Fund included the Asia-based conglomerate Jardine Matheson Holdings and the Australian packaging company Amcor. Jardine’s stock performed well over the Fund’s fiscal period — due primarily to the company’s portfolio of businesses, which benefited from fast-growing southeast Asian markets. Amcor has a full suite of packaging products that include cardboard, aluminum, and glass. Mondrian believes the stock benefited from its acquisition of Alcan, which has made it one of the dominant players in its industry.

Among the notable detractors to Mondrian’s portion of the Fund’s relative returns were RWE, the German utility, and BP. RWE has been a restructuring story during the past five or six years, as the company has transformed from a conglomerate to a focused electricity and gas utility. However, the company was negatively affected in two key areas during the Fund’s fiscal year: (1) falling power prices and (2) new German taxes on nuclear revenues.

BP’s drilling rig Deepwater Horizon, which was drilling an exploratory well in the Gulf of Mexico, exploded on April 20, 2010, causing the loss of 11 lives and harm to the environment. As a result of the accident, it is estimated that approximately 4 million barrels of oil entered Gulf waters.

The company has made provisions of $32.2 billion pretax ($22.2 billion after tax) toward the expected costs of the spill. As part of this, it has established an escrow fund of $20 billion. While the escrow fund does not cap the company’s liabilities, it does provide an element of structure around the future disbursement of funds, and it has eased the political rhetoric, enabling the company to return to the financial markets. Mondrian continues to hold the position in our portion of the Fund’s portfolio.

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Portfolio management review

Optimum Large Cap Growth Fund
April 12, 2011

Performance review (for the year ended March 31, 2011)
Optimum Large Cap Growth Fund (Class A shares)	1-year return	+16.82%
Optimum Large Cap Growth Fund (Institutional Class shares)	1-year return	+17.28%
Russell 1000® Growth Index (benchmark)	1-year return	+18.26%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Large Cap Growth Fund, please see the table on page 26.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Marsico Capital Management, LLC (Marsico)
T. Rowe Price Associates, Inc. (T. Rowe Price)
Fred Alger Management, Inc. (Alger)

Market overview

During the Fund’s fiscal year ended March 31, 2011, the market environment was positive overall. As the fiscal year began, however, adverse events captured many investors’ attention and soured their sentiment. Those events included the European sovereign debt crisis, BP’s oil spill in the Gulf of Mexico, and the uncertainty of U.S. financial and healthcare reform. During the summer of 2010, many investors became increasingly concerned with a potential “double dip” recession (that is, a return to recession after a short period of growth) and deflation, causing an increase in market volatility. In early July 2010, the broad-market S&P 500 Index hit its low for the year, finishing down more than 12% from the beginning of the Fund’s fiscal year (source: Bloomberg).

Ultimately, the S&P 500 Index rallied almost 21% from Sept. 1, 2010, through the end of 2010. The 18% cumulative fiscal year return of the Russell 1000 Growth Index is well above average historical performance and far exceeded the expectations of many U.S. equity investors. (Source: FactSet.)

The Russell 1000 Growth Index posted double-digit positive returns for the Fund’s fiscal year (ended March 31, 2011) as all sectors delivered positive results.

In general, cyclical sectors outperformed traditionally defensive ones, as the market continued to show signs of improvement. The energy, industrial, business services, and material sectors were the leading contributors. Healthcare was the worst-performing sector, while the financial sector trailed the Fund’s benchmark index as well. Growth stocks outperformed value stocks throughout all market caps, as measured by various Russell indices. Overall, mid-cap and small-cap stocks outperformed large-caps during the Fund’s fiscal year.

Fund performance

Optimum Large Cap Growth Fund lagged its benchmark index for the fiscal year, due in part to underweight positions in the energy sector by two of the Fund’s three sub-advisors. Underperformance in the industrials sector by two sub-advisors also detracted from performance.

Alger

Alger’s strategy, to invest in companies that it believed were undergoing positive dynamic change, led Alger to attempt to invest in high-quality domestic growth stocks that generate strong free cash flow. Although these types of companies underperformed during 2011, Alger remains enthusiastic about investing in these companies.

The most significant contributors to Alger’s portion of the Fund were the energy and materials sectors. The rise in global economic activity, particularly consumption in emerging markets, positively affected both sectors. Stock selection in both sectors contributed to performance.

The most significant detractors to Alger’s portion of the Fund were the healthcare and industrial sectors. In both instances stock selection led to disappointing performance.

Apple was the leading absolute contributor to Alger’s portion of the Fund’s performance. With its introduction of another innovative product, the iPad, Apple continues to shape how consumers use technology. This groundbreaking introduction, along with continuing share gains in computers, telephones, and music players, has continued to drive impressive earnings and cash flow growth.

Sina, another contributor to Alger’s portion of performance, operates a high-traffic internet Chinese portal and enjoys a significant share of the country’s online advertising spending. Its accelerating revenue growth is fueled by increasing Chinese internet usage, an increase in advertising spending, and online market share gains within the Chinese advertising market.

Hewlett-Packard (HP) was the leading absolute detractor to Alger’s portion of the Fund. When Alger purchased the shares, Alger thought many investors were underestimating the company’s market share gains in printing and margin expansion potential. Also, Alger thought HP’s recent acquisition of 3Com was advantageous as it enabled the company to pursue the networking market, which carries much higher margins compared with its corporate average. Alger continues to hold this stock because it believes in the potential upside of HP.

Marvell Technology Group, another significant detractor, is a leading global semiconductor company with a broad product portfolio that includes devices for data storage, data switching, handheld cellular, wireless networking, PC connectivity, video-image processing, and power management. With 50% exposure to the hard-disk drive market, Marvell experienced disappointing sales in the mobile and wireless segment while also facing a slowdown in PC sales related to the hard-disk drive segment. The company’s end market and customer concentrations have caused the stock price performance to underperform its peers. For these reasons, Alger sold the stock during the Fund’s fiscal year.

T. Rowe Price

For T. Rowe Price’s portion of the Fund, stock selection in information technology was the primary contributor to strong performance during the Fund’s fiscal year. Baidu, owner of China’s most popular online search engine, strongly surpassed analyst earnings estimates as the company apparently benefited from increased advertising spending and expanded use of social networking sites. The company’s new keyword advertising system also lifted revenues, and reports of new Web-browsing software along with a mobile device operating system boosted share prices to a record level in the period. Additionally, Apple reported record sales for its iPhone and computing devices sales during the holiday season, including strong sales of its new iPad tablet. After an initial exclusive affiliation with AT&T, the iPhone launched on the Verizon network in February 2011, indicating that the popular device could expand to other networks in the future.

In terms of stock selection for T. Rowe Price’s portion of the Fund, the consumer discretionary sector outperformed all other sectors during the Fund’s fiscal year. Internet retailer Amazon.com was among the leading overall portfolio contributors for the Fund’s fiscal year. Boosted by positive reception of its new Kindle e-reader device and gains in online retailing market share, the company posted strong earnings during the year. Starbucks was another top overall portfolio contributor, reporting notable sales growth. The coffee company announced plans to more than triple the number of stores in China over the next five years, which would make China its largest non-U.S. market.

T. Rowe Price’s underweight allocation to energy, the top-performing sector in the benchmark, detracted from relative results for the period. Brazilian oil producer Petroleo Brasileiro lagged its peers primarily due to concerns about production growth, as well as political uncertainties tied to the government-controlled company. Consequently, T. Rowe Price sold its position.

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Portfolio management review

Optimum Large Cap Growth Fund

Marsico

Marsico’s investment approach emphasizes owning stocks of high-quality companies with, in its view, compelling potential for long-term capital appreciation. Marsico combines top-down macroeconomic and industry analysis with bottom-up (security by security) stock selection. A fundamental aspect of its approach is that Marsico internally formulates an investment hypothesis and then rigorously test that hypothesis through multipronged, hands-on analysis and research.

During the Fund’s fiscal year, stock selection in the information technology sector boosted performance results. While Marsico generally prefers to hold stocks that are beneficiaries of technology (rather than technology companies because the barriers around those businesses are generally more durable), Marsico became more positive about enterprise technology, as a variety of megatrends, from cloud computing to increased data consumption, drove increased technology spending. Apple and Chinese internet search engine Baidu were among the largest individual contributors to Marsico’s portion of the Fund during its fiscal year. Marsico believes that a long-term, secular growth theme is the emergence of a middle class in the developing world. Additionally, in calendar year 2010 the more affluent U.S. consumer began spending again. As a result, names such as priceline.com and Amazon.com benefited from this trend and were material individual contributors.

Demand for the world’s natural resources remained strong due to a rebounding global economy — this helped Marsico’s materials positions during the fiscal year. In particular, positions in Monsanto and Dow Chemical contributed to results. Additionally, Marsico’s portion of the Fund benefited from an overweight posture in the strong-performing materials sector. Marsico’s portion of the Fund also benefited from an underweight posture in the weak-performing healthcare sector.

Throughout the fiscal year, Marsico’s portion of the Fund maintained an overweight posture in the financials sector (one of the weakest-performing sectors of its benchmark, the Russell 1000 Growth Index), which hampered performance. Additionally, stock selection in the financials sector was also a source of underperformance for Marsico’s segment of the Fund as positions in stocks such as JPMorgan Chase lagged the sector return in the benchmark. (JPMorgan Chase was sold out of Marsico’s portion of the Fund during the fiscal year.) U.S. financials entered 2011 with improved balance sheets and capital ratios. The strongest financial institutions announced the resumption of dividends and share buybacks near the end of the Fund’s fiscal year. Furthermore, the sector has benefited from tremendous consolidation, leading to share gains for the stocks we own at attractive valuations.

While Marsico’s positions in the industrials sector posted a positive return during the Fund’s fiscal year, they trailed the benchmark’s sector return, which hurt the Fund’s relative performance. In particular, positions in FedEx and Norfolk Southern detracted from returns. (Norfolk Southern was sold during the fiscal year.) Marsico’s portion of the Fund also suffered by maintaining an underweight position in the energy sector as that was the strongest-performing sector within the Fund’s benchmark for its fiscal year.

Optimum Large Cap Value Fund
April 12, 2011

Performance review (for the year ended March 31, 2011)
Optimum Large Cap Value Fund (Class A shares)	1-year return	+14.00%
Optimum Large Cap Value Fund (Institutional Class shares)	1-year return	+14.42%
Russell 1000® Value Index (benchmark)	1-year return	+15.15%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Large Cap Value Fund, please see the table on page 28.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Massachusetts Financial Services Company (MFS)
Herndon Capital Management, LLC (Herndon)

The Board of Trustees of the Fund approved the appointment of Herndon to replace TCW Investment Management Company as a sub-advisor to Optimum Large Cap Value Fund and the transition took place on Nov. 1, 2010. Please see the supplement to the Fund’s prospectus, dated Sept. 27, 2010, for more information.

Market overview

The overall market environment during the Fund’s fiscal year was challenging as many investors attempted to reconcile gradual fundamental improvement with better stock market performance. Cyclical securities gained more prominence, as markets became increasingly more positive in spite of macroeconomic headwinds.

At the beginning of the Fund’s fiscal year, financial markets continued to rebound along with macroeconomic conditions that had begun to improve in early 2009. Primary drivers of the recovery included a slowing of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second and third calendar quarters of 2010, heightened risk surrounding the public-debt profiles of several European countries (such as Ireland, Portugal, and Greece) hurt market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused asset prices to retrench significantly as many investors questioned the durability of the global recovery.

Toward the middle of the Fund’s fiscal year, the U.S. Federal Reserve indicated that further monetary loosening was forthcoming if macroeconomic activity did not show signs of improvement. Another round of quantitative easing (QE2) generally improved market sentiment and drove risk-asset prices higher. The December 2010 agreement by the U.S. Congress to enact an expansionary fiscal package in the United States also boosted investor sentiment, leading markets higher in the final months of the period.

Fund performance

Underperformance versus the benchmark index by Optimum Large Cap Value Fund was due primarily to poor returns by several high-profile holdings in the Fund. The names, which represented a number of sectors and were held by different sub-advisors for the Fund, included Cisco Systems, Lockheed Martin, Bank of New York Mellon, U.S. Steel, and Alcoa.

Herndon

Herndon’s approach in this market environment has been to seek out value-creating opportunities at the individual stock level and aggregate the individual stock information to determine the sector’s weighting.

The energy sector was a notable contributor to performance during the Fund’s fiscal year for Herndon’s portion of the Fund. Increased energy demand without a corresponding rise in supply continued to make this sector attractive. Herndon believes the energy sector is also supported by increased speculation that unrest in the

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Portfolio management review

Optimum Large Cap Value Fund

Middle East may lead to supply disruptions. In addition, while China’s initial response to lower overall demand for oil was to raise interest rates, many investors have grown more comfortable with the fact that lower economic growth in China is not the same as low economic growth. Growth could still be a net positive, and Herndon believes it should continue to drive demand for commodities such as oil.

The sectors that detracted from Herndon’s performance the most were industrials and technology. Herndon’s portion of the Fund was underweight in industrials, which outperformed the Fund’s benchmark. This sector has been driven by cyclical securities that Herndon finds unattractive from a valuation perspective. Herndon’s portion of the Fund was overweight in technology, with less emphasis on the “nouveau technology companies” and more emphasis on mature companies such as Microsoft and IBM, which, Herndon believes, trade at modest valuations versus their earnings and cash flow generation capabilities.

CF Industries Holdings was a key contributor to positive performance in Herndon’s portion of the Fund. Herndon purchased the stock because, in its view, the market was underestimating the fundamental value of the company. The company, a manufacturer and distributor of nitrogen and phosphate fertilizer products in North America, benefited from a robust agricultural environment that had a level of underlying growth driven by demand for crop products worldwide. This company, once a takeover target, has become an acquirer, purchasing Terra Industries in April 2010.

In terms of laggards, Dean Foods hurt performance due to concerns regarding underlying fundamentals and execution. The company, a dairy producer, was negatively affected by consumers’ preference for lower-priced private-label products, which strained operating margins and caused several quarters of disappointing earnings. Herndon believes this trend may be longer-lasting than initially thought and, in its view, the company’s prospects were diminished by having to compete in a more commoditized arena. As a result, Herndon no longer holds this stock in the Fund.

MFS

MFS’s investment philosophy and approach remain consistent in all market environments as MFS believes focusing on investing in high-quality, undervalued stocks gives it the best potential for delivering long-term, strong risk-adjusted returns. Therefore, MFS did not make any changes to its approach. MFS’s performance for the Fund’s fiscal year was driven primarily by stock selection. Security selection decisions in the energy and healthcare sectors in particular detracted from relative returns, while MFS’s positions in the consumer staples and the special products and services sectors contributed to performance.

MFS’s position in weak-performing network equipment company Cisco Systems dampened relative performance in MFS’s portion of the Fund. Cisco Systems faced stock price performance challenges over the last several quarters of the period, as its growth slowed. MFS still holds the stock, however, because its valuation is at historically cheap levels.

Elsewhere, holdings of defense contractor Lockheed Martin dampened relative returns. The stock traded at a significant discount to the market on earnings and cash flows, and MFS believes the company has a very strong balance sheet, and an attractive dividend yield. In MFS’s opinion, these factors made the stock an attractive risk-reward opportunity.

MFS’s position in global financial services provider Bank of New York Mellon (BNY) was another relative detractor to its portion of the Fund. BNY is a provider of trust and custody services to the financial services industry. Given its limited capital intensity, the company generates higher-than-average returns relative to financial companies. As of the Fund’s fiscal year end, MFS continued to hold the stock because it believed BNY was trading at an inexpensive valuation. MFS also believes transitory factors have kept the share price down, namely a low interest rate environment and uncertainty related to the ongoing financial services reform initiatives.

MFS’s ownership in shares of tobacco company Philip Morris International aided returns in its portion of the Fund. MFS believes the company has a strong collection of brands, above-average growth prospects, a strong balance sheet, and an attractive valuation and dividend yield.

An underweight position in poor-performing household products maker Procter & Gamble also benefited relative performance for MFS’s portion of the Fund. Despite its poor performance, MFS continues to believe Procter & Gamble is a sustainable and durable franchise, which has generated above-average returns over time.

MFS’s ownership in the strongly performing management consulting firm Accenture aided relative results. Accenture is a leading global information technology service company that traded at a discounted valuation to the market, has a great balance sheet, generates good cash flows, and has a management team that MFS believes are good stewards of capital.

During the Fund’s fiscal year, MFS’s portion of the Fund’s currency exposure was a contributor to relative performance. All of MFS’s investment decisions are driven by the fundamentals of each individual opportunity, and as such, it is common for MFS’s portfolio to have different currency exposure than the Fund’s benchmark.

TCW

For the seven-month period ended Oct. 31, 2010 (when TCW was replaced as the Fund’s sub-advisor), TCW’s portion of the Fund benefited from an overweight in telecommunications, materials, and consumer discretionary sectors, as well as an underweight in healthcare. TCW’s portion of the Fund’s underweight in the traditionally defensive consumer staples and utilities sectors was a drag on overall performance.

Security selection was strong in financials — MBIA and Annaly Capital Management were among the strongest performing stocks within this area — while Motorola and Tyco Electronics (now known as TE Connectivity) were the strongest contributors within the information technology sector. Stocks within the consumer discretionary sector faltered due primarily to Regal Entertainment Group, Gap, and Lennar. United States Steel and Alcoa detracted within the materials sector.

Within TCW’s portion of the Fund, the two strongest contributors to performance over the period from April 1, 2010, to Oct. 31, 2010, were MBIA ( 79%) and EI du Pont de Nemours (DuPont) (30%). MBIA, a financial insurer that guarantees timely payment of interest and principal of municipal bonds and structured products, has cumulatively recognized a recovery of $2.1 billion since the second calendar quarter of 2009 from inaccurate or potentially fraudulent representations and warranties by the financial institutions that sold them putative AAA-rated securities. Chemical company DuPont reported better-than-expected results throughout 2010, gained market share in the agriculture and nutrition business, implemented cost savings initiatives, and generally benefited from higher volumes for titanium dioxide products.

The two weakest performers affecting performance for TCW’s portion of the Fund (during the period from April 1, 2010 through Oct. 31, 2010) were U.S. Steel and Regal Entertainment, returning -31% and 21%, respectively. Steel producer U.S. Steel’s underperformance began when the company missed consensus second quarter 2011 estimates and lowered guidance for the third quarter due to lower volumes and higher raw material costs. The country’s largest theater operator, Regal Entertainment, typically a defensive player, lagged the more cyclically tied consumer discretionary sector. The stock declined after weak box office sales versus expectations of single-digit box office growth.

(continues)       11

Portfolio management review

Optimum Small-Mid Cap Growth Fund
April 12, 2011

Performance review (for the year ended March 31, 2011)
Optimum Small-Mid Cap Growth Fund (Class A shares)	1-year return	+24.66%
Optimum Small-Mid Cap Growth Fund (Institutional Class shares)	1-year return	+25.07%
Russell 2500™ Growth Index (benchmark)	1-year return	+30.08%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Small-Mid Cap Growth Fund, please see the table on page 30.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Columbia Wanger Asset Management, LLC (Columbia WAM) Wellington Management Company, LLP (Wellington)

Market overview

World equity markets were generally volatile during the Fund’s fiscal year. The period began on a sour note as many U.S. investors feared that the massive monetary and fiscal stimulus that followed the 2007-2009 downturn was running out of steam and could potentially lead to a double-dip recession. Investor concerns were short-lived, however; U.S. equity markets rallied off their July 2010 low point as corporate earnings powered ahead and investors came back to stocks in force. Furthermore, a constructive backdrop for markets was provided by additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the United States, and generally improving economic data.

The first quarter of 2011 brought a series of geopolitical and economic crises. The devastating earthquake and tsunami in Japan, continued unrest in the Middle East, and renewed fears of a European debt crisis all made headlines. We also witnessed commodity price increases, and their potential effects on corporate margins and consumer behavior. However, many investors demonstrated incredible resiliency in shrugging off these concerns, generally pushing up stock prices through this period.

Fund performance

Underperformance by Optimum Small-Mid Cap Growth Fund was due primarily to poor returns by several well-known holdings in the portfolios of both sub-advisors, including Hanesbrands, Talbots, and ITT Educational Services.

Wellington

During the Fund’s fiscal year, Wellington adhered to its traditional investment approach, which focuses on company fundamentals. As such, Wellington remained committed to identifying investment opportunities with company-specific growth catalysts that are not dependent on macroeconomic influences. Wellington’s research continued focusing on emerging companies that have the opportunity to accelerate revenue and earnings growth, and Wellington also remained committed to uncovering companies that have the potential to re-emerge as growth leaders.

While Wellington encountered periods of expanding premiums for growth, it remained grounded in its long-standing valuation discipline. Against this backdrop, Wellington’s portion of the Fund experienced strong absolute gains, but lagged its benchmark, the Russell 2500 Growth Index.

Holdings in the consumer staples and consumer discretionary sectors contributed to relative performance for the Fund’s fiscal year, owing to the positive effects of strong security selection. Relative detractors included holdings in the industrials and information technology sectors, where Wellington’s portion of the Fund underperformed due to weak security selection.

At the individual security level, strong contributors for the period included beverage company Green Mountain Coffee Roasters and capital goods company United Rentals. Green Mountain is a leading provider of single-cup brewers and portion packs for coffee and other beverages. Shares soared after the company announced it formed a strategic relationship with Starbucks and Tazo tea. Wellington expects the new Starbucks relationship could help accelerate sales of Green Mountain’s K-Cup portion packs and Keurig brewing systems (the Keurig business being a subsidiary of Green Mountain).

United Rentals is the world’s largest equipment rental company. The company delivered strong results, posting better-than-expected profits. In addition, Wellington believes that secular growth of heavy equipment rentals, together with higher equipment utilization rates, should create pricing power and further margin expansion.

Relative detractors from performance in Wellington’s portion of the Fund included technology hardware company Sanmina-SCI and consumer durables company Hanesbrands. Sanmina is a leading electronic manufacturing service provider. The company’s shares came under pressure due to general concerns about technology end markets and earnings results that modestly missed expectations. The position was ultimately eliminated from Wellington’s portion of the Fund. Hanesbrands, an apparel firm with a portfolio of innerwear, outerwear, and hosiery brands, faced concerns that inflationary pressures on input costs (including cotton, labor, and freight) would weigh on gross margins. Going forward, Wellington continues to look for the company to post solid revenue growth, supported by price increases, acquisitions, new business relationships, and shelf-space gains.

Columbia WAM

Columbia WAM’s portion of the Fund employs a low-turnover, bottom-up, fundamental strategy. Its team of analysts works to identify reasonably priced growth companies that Columbia WAM believes are positioned to grow over the next three to five years.

At the margin, Columbia WAM added to technology and industrial companies and slightly lowered its consumer discretionary weighting in its portion of the Fund.

At the sector level, its portion of the Fund’s industrial and financial companies were strong performers during the period. Small and midsize industrial companies did an outstanding job cutting costs during the recession and have shown tremendous operating leverage now that the economy is growing again. In addition, several industrial companies held by Columbia WAM’s portion of the Fund have been able to export their products to higher-growth areas outside the United States, further helping their sales.

Columbia WAM’s decision to underweight financials proved beneficial to its portion of the Fund during the Fund’s fiscal year. Many small banks are still impaired and working through the effects of the credit crisis. Columbia WAM largely avoided insurance companies, a space in which it did not find many differentiated business models. Columbia WAM’s portion of the Fund also benefited from buying real estate securities at low valuations.

Consumer discretionary and telecommunications stocks detracted from Columbia WAM’s portion of the Fund’s relative performance during the Fund’s fiscal year. Its portion of the Fund remained overweight in the consumer discretionary sector (an allocation that has been in place for years), owning several retailers and select leisure companies. Columbia WAM added several women’s retailers after they were punished coming out of the recession. Columbia WAM overstayed its welcome, however, when the stocks subsequently declined in value. A few holdings in the gaming space also detracted, as an anticipated replacement cycle for slot machines has taken longer to materialize than originally expected.

Within the telecommunications sector, Columbia WAM’s portion of the Fund continued owning cellular communications towers (a preference it has held for several years). Columbia WAM likes the long-term potential for these companies as data usage on mobile devices continues to expand.

(continues)       13

Portfolio management review

Optimum Small-Mid Cap Growth Fund

At the individual security level, top contributors to performance for the Fund’s fiscal year included Nordson and Lululemon Athletica. Nordson makes precision dispensing systems for adhesives and coatings. Strong global demand for the company’s factory automation products and excellent execution led to record profits. Lululemon’s premium active apparel brand was discovered and embraced by consumers, resulting in strong sales and profits that were above investor expectations.

Detractors for the period included Talbots and ITT Educational Services. Women’s specialty retailer Talbots’ apparent turnaround stalled when its merchandise did not resonate with consumers, causing profits to miss expectations. ITT is a for-profit, postsecondary education company. New regulations imposed by the Department of Education reduced student enrollment, and the company’s stock price subsequently suffered.

Optimum Small-Mid Cap Value Fund
April 12, 2011

Performance review (for the year ended March 31, 2011)
Optimum Small-Mid Cap Value Fund (Class A shares)	1-year return	+25.22%
Optimum Small-Mid Cap Value Fund (Institutional Class shares)	1-year return	+25.70%
Russell 2500™ Value Index (benchmark)	1-year return	+22.67%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Small-Mid Cap Value Fund please see the table on page 32.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

The Delafield Group, a division of Tocqueville Asset Management, L.P. (Tocqueville)
The Killen Group, Inc. (Killen)
Westwood Management Corp. (Westwood)

Market overview

The broad market recovery that began back in March 2009 continued during the Fund’s fiscal year ended March 31, 2011. The Fund’s fiscal year began on a weak note, however, with investors focusing their attention on the high levels of sovereign debt across the developed world (particularly in Greece) and fearing that reductions in government spending could exacerbate declining economic growth. A possible slowdown in Chinese economic growth, the effects of the BP oil spill in the Gulf of Mexico, and a decline in U.S. economic indicators compounded the worsening market backdrop.

In July 2010, there was a general improvement in investor sentiment regarding global economic growth followed by a decline in risk aversion. The equity markets subsequently sold off in August 2010 on fears of a double-dip recession (that is, a return to recession after a short period of growth) and the potential for deflation. However, September’s stronger-than-expected economic data, along with the realization that stocks had reached attractive valuation levels, spurred a strong rally. Improvements in sentiment about the euro-zone economies as well as signs that Chinese growth was stabilizing were also contributing factors.

The belief that additional stimulus (in the form of another round of quantitative easing by the U.S. Federal Reserve, or QE2), the extension of the Bush tax cuts, and the reduction in payroll tax would lead to stronger economic growth in the United States was a key factor in the strong returns posted by the Fund’s benchmark, the Russell 2500 Value Index, in the third quarter of the Fund’s fiscal year. The strongest holiday retail sales in five years and a rotation out of bonds amid a sharp rise in 10-year bond yields were also catalysts for the market’s robust advance at the end of 2010.

Although calendar year 2011 began well with strong earnings and economic reports, violence in the Middle East, rising crude oil prices, and the tragic earthquake and tsunami in Japan ultimately caused a brief correction in the market. Stocks rebounded, however, as many investors seemed to remain positive about the prospects for continued global economic growth.

Yet, global political and economic uncertainties remain. These include continued weakness in U.S. housing values and unemployment rates, the viability of some European banks, particularly those in Ireland, Portugal, and Spain, and the eventual possibility of substantially higher interest rates.

Fund performance

Investments in the information technology and industrials sectors by two of Optimum Small-Mid Cap Value Fund’s three sub-advisors contributed to outperformance versus the Fund’s benchmark.

(continues)       15

Portfolio management review

Optimum Small-Mid Cap Value Fund

Tocqueville

Tocqueville’s portion of the Fund is built using a bottom-up approach; that is, it remains focused on identifying individual companies where its analytical insight suggests a largely unanticipated improvement in operations. Tocqueville focuses intently on valuation and analyze cash flows and attempts to invest at prices that it believes undervalue the underlying franchise. Tocqueville consistently employs this strategy, and it helped drive Fund performance during the fiscal year.

Tocqueville does not set industry allocation targets when constructing its portion of the Fund. However, its overweight allocations in the industrials and materials sectors, as a result of investment opportunities Tocqueville uncovered in those areas, benefited performance as these sectors were among the top-returning categories within the benchmark index. Tocqueville continued to avoid the energy and financials sectors — with less than 2% exposure to energy and no exposure to financials in its portion of the Fund — which hurt relative performance as these two sectors generated strong total returns for the fiscal year.

Ferro and Wesco International were the top contributors to performance for Tocqueville’s portion of the Fund. Ferro produces specialty materials and chemicals for a wide variety of manufacturers worldwide. The shares responded favorably to news of improved earnings through the year. Tocqueville believes the prospects for increasing demand and profits in the company’s fast-growing solar panel metallic paste business are solid. In addition, the company completed a large restructuring of its more mature business segments, which could yield better incremental margins and free cash flow generation. Wesco, with more than $5 billion in sales, is engaged in the distribution of electrical products. The company’s shares were up sharply as margins demonstrated substantial improvement on early-cycle demand growth. Tocqueville believes that results could continue to improve with recovering end markets and it expects the company to use its solid balance sheet to fund accretive acquisitions.

By contrast, Tocqueville’s School Specialty and Supervalu holdings detracted from its Fund performance during the fiscal year. School Specialty is a provider of K–12 basic school supplies and curriculum material to schools in the United States. Cuts to state and local education budgets were more drastic than expected and the shares declined. Supervalu is a grocery store operator and supplier that Tocqueville believed was initiating a compelling turnaround. Sluggish sales trends continued during the year, however, with results lagging expectations. Tocqueville sold both positions during the fiscal year.

Killen

Killen’s strategy to purchase securities that it believes are trading at a significant discount to their long-term earnings power remains consistent from year to year. This strategy typically leads it to purchase small-caps that are either underfollowed or are generally viewed as unattractive.

Consequently, Killen’s portion of the Fund achieved a solid return for the fiscal year as several companies that the market viewed as unattractive showed significant improvement in earnings. This led the market to revalue them and resulted in higher prices.

Killen’s strategy remains driven by a bottom-up, or “stock-by-stock,” research approach. This approach takes into account, but does not emphasize, macro-oriented factors such as the global economy, consumer confidence, and energy prices. Instead, Killen looks purely at whether a business is, in its opinion, fairly valued or trading at a large discount to its fair value. Killen’s cash level in its portion of the Fund is a result of its inability to find stocks that it believes are inexpensive, and is not an indicative statement concerning the overall attractiveness or future direction of the stock market.

Overall, every economic sector had a positive effect on Killen’s portion of the Fund’s performance during its fiscal year. However, Killen’s holdings in the energy and information technology sectors contributed most to returns. The general rebound in economic demand, and the resulting rise in oil and gas prices, helped drive the performance of our energy holdings, which had been depressed due to the cyclical nature of energy demand. Frontier Oil, for example, benefited from a general rebound in industry profit margins. The refining industry had suffered from a drop in margins over the past few years due to reduced demand and capacity additions put in place before the recession. Through a combination of demand rebounding and the industry rationalizing capacity, margins have rebounded. Frontier saw improved earnings as a result. Late in the Fund’s fiscal year Frontier agreed to merge with Holly Corporation, another refiner. Killen sold its position in the Fund upon the announcement.

Performance within the information technology sector was much more stock specific, as certain holdings had very strong operating results during the Fund’s fiscal year with correspondingly strong moves in their stock prices. Each of the large movers showed solid growth in revenue and improvement in margins. InterDigital is one example. InterDigital is a high-technology company that owns a patent portfolio relating to wireless communications. The company has seen solid growth in demand in recent years as a result of the move toward smartphones and tablets. In addition to this growth, the company signed up new patent licensees, such as Casio, during the year. InterDigital’s growth in earnings, combined with the low valuation at the time of Killen’s purchase, led to a solid total return over the 12-month period.

Overall, Killen’s holdings in the financials sector showed the smallest gain. Several of Killen’s financials holdings in the Fund experienced some positive moves, but the Fund also experienced negative results in a few of the banks and insurance companies. In two cases, Killen sold the underperformers, while in another scenario, Killen held a relatively new holding that it still believes has the potential to fulfill its initial price targets.

On a stock-specific level, two stocks that detracted from performance during the year were Courier and Ethan Allen Interiors. Both stocks were hurt by the recession of 2008 and have struggled to regain past levels of profitability. Courier, a publisher of books and magazines, has struggled due to a poor acquisition. Ethan Allen, along with the entire furniture industry, has been laboring due to lower demand and too much capacity. The industry has been hit hard from foreign competition on top of the decline in the housing market. Killen sold both stocks in its portion of the Fund when it found more attractive opportunities to pursue.

Westwood

During the Fund’s fiscal year, Westwood continued to use the investment approach that it employs through all market environments; that is, Westwood focuses on high-quality companies with strong fundamental characteristics and visible earnings prospects. For the 12-month period (ended March 31, 2011), this approach led to strong performance for Westwood’s portion of the Fund.

Security selection in the economically sensitive consumer discretionary and technology sectors aided relative performance. An improved economic and employment outlook resulted in a more optimistic consumer and stronger retail sales, which boosted the performance of stocks in the consumer discretionary sector. Signs of rising demand for information technology (IT) products and services, as well as enhanced sentiment regarding the pace of global economic growth, were contributing factors to the performance of stocks in the technology sector.

Security selection in the energy and utilities sectors hindered performance. Although energy companies generally produced strong earnings growth during the period, stock performance was negatively affected as a result of the BP oil spill in the Gulf of Mexico, the potential impact from U.S. federal regulation on energy industries, and events in the Middle East and Japan. The utilities sector lagged as many investors sought out more economically sensitive securities in a rising market.

BorgWarner, an auto parts manufacturer, was among the best-performing securities in Westwood’s portion of the Fund during the Fund’s fiscal year. The company

(continues)       17

Portfolio management review

Optimum Small-Mid Cap Value Fund

announced strong fourth quarter results, owing in part to improved global demand for autos and, specifically, cars with fuel-efficient engines. Gardner Denver, an economically sensitive industrial supply firm, also contributed to Westwood’s portion of Fund performance, with the stock benefiting from strong demand for the company’s drilling and well stimulation pumps.

The worst-performing security in Westwood’s portion of the Fund during the Fund’s fiscal year was Hudson City Bancorp, which fell after the company reported lower net interest income and a decline in mortgage loans outstanding. Westwood continues to hold the stock in the Fund because it believes the company has a strong balance sheet. With Hudson’s emphasis on jumbo mortgages, good credit quality, and its low cost structure, Westwood believes Hudson is well positioned to grow at a rate above its peers.

Healthcare firm Conmed, which provides surgical equipment for minimally invasive procedures and monitoring, sold off throughout the Fund’s fiscal year as the company reported earnings and guidance that disappointed investors. Westwood exited the position during the Fund’s fiscal year because of a change in its outlook for the company. Its capital equipment business for surgical equipment failed to show the recovery expected and there was evidence that Conmed may have lost market share, further dampening sales.

Performance summary

Optimum Fixed Income Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund performance1, 2
Average annual total returns
Through March 31, 2011	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+7.01%	+8.15%	+7.15%	+6.04%
Including sales charge	+2.17%	+6.51%	+6.17%	+5.41%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+6.32%	+7.48%	+6.47%	+5.36%
Including sales charge	+2.32%	+6.82%	+6.24%	+5.36%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+6.32%	+7.44%	+6.45%	+5.36%
Including sales charge	+5.32%	+7.44%	+6.45%	+5.36%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+7.39%	+8.54%	+7.53%	+6.41%
Including sales charge	+7.39%	+8.54%	+7.53%	+6.41%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 21. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses, (excluding any 12b-1 fees and certain other expenses) from exceeding 1.00% of the Fund’s average daily net assets from July 29, 2010, through July 29, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.48%	2.13%	2.13%	1.13%
Net expenses
(including fee waivers, if any)	1.35%	2.00%	2.00%	1.00%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Performance of a $10,000 Investment1
Aug. 1, 2003 (Fund’s inception) through March 31, 2011

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2011)
Optimum Fixed Income Fund — Institutional Class shares	$10,000	$16,099
Optimum Fixed Income Fund — Class A shares	$9,550	$14,976
Barclays Capital U.S. Aggregate Index	$10,000	$14,745

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 1, 2003, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 20 through 22.

(continues)       21

Performance summary

Optimum Fixed Income Fund

The chart also assumes $10,000 invested in the Barclays Capital U.S. Aggregate Index as of Aug. 1, 2003. The Barclays Capital U.S. Aggregate Index is a broad composite of more than 8,000 securities that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OAFIX	246118681
Class B	OBFIX	246118673
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

Performance summary

Optimum International Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund performance
Average annual total returns
Through March 31, 2011	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+10.19%	-4.04%	+0.58%	+7.70%
Including sales charge	+3.87%	-5.90%	-0.60%	+6.87%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+9.49%	-4.65%	-0.08%	+7.01%
Including sales charge	+5.49%	-5.47%	-0.45%	+7.01%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+9.59%	-4.65%	-0.06%	+7.02%
Including sales charge	+8.59%	-4.65%	-0.06%	+7.02%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+10.55%	-3.72%	+0.92%	+8.07%
Including sales charge	+10.55%	-3.72%	+0.92%	+8.07%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 25. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses, (excluding any 12b-1 fees and certain other expenses) from exceeding 1.40% of the Fund’s average daily net assets from July 29, 2010, through July 29, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.94%	2.59%	2.59%	1.59%
Net expenses
(including fee waivers, if any)	1.75%	2.40%	2.40%	1.40%
Type of waiver	Contractual	Contractual	Contractual	Contractual

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Performance of a $10,000 Investment1
Aug. 1, 2003 (Fund’s inception) through March 31, 2011

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2011)
MSCI EAFE Index (gross)	$10,000	$20,347
MSCI EAFE Index (net)	$10,000	$19,692
Optimum International Fund — Institutional Class shares	$10,000	$18,135
Optimum International Fund — Class A shares	$9,425	$16,651

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 24 and 25.

The chart also assumes $10,000 invested in the MSCI EAFE Index as of Aug. 1, 2003. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OAIEX	246118731
Class B	OBIEX	246118723
Class C	OCIEX	246118715
Institutional Class	OIIEX	246118699

(continues)       25

Performance summary

Optimum Large Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund performance1, 2
Average annual total returns
Through March 31, 2011	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+16.82%	+3.47%	+2.41%	+5.69%
Including sales charge	+10.10%	+1.46%	+1.21%	+4.88%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+16.11%	+2.83%	+1.76%	+5.02%
Including sales charge	+12.11%	+1.96%	+1.34%	+5.02%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+16.11%	+2.83%	+1.76%	+5.02%
Including sales charge	+15.11%	+2.83%	+1.76%	+5.02%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+17.28%	+3.86%	+2.77%	+6.07%
Including sales charge	+17.28%	+3.86%	+2.77%	+6.07%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 27. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses, (excluding any 12b-1 fees and certain other expenses) from exceeding 1.27% of the Fund’s average daily net assets from July 29, 2010, through July 29, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.66%	2.31%	2.31%	1.31%
Net expenses
(including fee waivers, if any)	1.62%	2.27%	2.27%	1.27%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 Investment1
Aug. 1, 2003 (Fund’s inception) through March 31, 2011

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2011)
Russell 1000 Growth Index	$10,000	$15,970
Optimum Large Cap Growth Fund — Institutional Class shares	$10,000	$15,716
Optimum Large Cap Growth Fund — Class A shares	$9,425	$14,412

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 26 and 27.

The chart also assumes $10,000 invested in the Russell 1000 Growth Index as of Aug. 1, 2003. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OALGX	246118707
Class B	OBLGX	246118806
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

(continues)       27

Performance summary

Optimum Large Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund performance1, 2
Average annual total returns
Through March 31, 2011	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+14.00%	+1.41%	+2.37%	+6.38%
Including sales charge	+7.44%	-0.57%	+1.16%	+5.56%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+13.25%	+0.75%	+1.72%	+5.69%
Including sales charge	+9.25%	-0.15%	+1.31%	+5.69%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+13.37%	+0.78%	+1.72%	+5.69%
Including sales charge	+12.37%	+0.78%	+1.72%	+5.69%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+14.42%	+1.78%	+2.75%	+6.76%
Including sales charge	+14.42%	+1.78%	+2.75%	+6.76%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 29. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses, (excluding any 12b-1 fees and certain other expenses) from exceeding 1.23% of the Fund’s average daily net assets from July 29, 2010, through July 29, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.62%	2.27%	2.27%	1.27%
Net expenses
(including fee waivers, if any)	1.58%	2.23%	2.23%	1.23%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 Investment1
Aug. 1, 2003 (Fund’s inception) through March 31, 2011

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2011)
Optimum Large Cap Value Fund — Institutional Class shares	$10,000	$16,508
Russell 1000 Value Index	$10,000	$16,243
Optimum Large Cap Value Fund — Class A shares	$9,425	$15,139

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 28 and 29.

The chart also assumes $10,000 invested in the Russell 1000 Value Index as of Aug. 1, 2003. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OALVX	246118863
Class B	OBLVX	246118855
Class C	OCLVX	246118848
Institutional Class	OILVX	246118830

(continues)       29

Performance summary

Optimum Small-Mid Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund performance1, 2
Average annual total returns
Through March 31, 2011	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+24.66%	+7.21%	+0.78%	+7.60%
Including sales charge	+17.50%	+5.11%	-0.40%	+6.77%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+23.83%	+6.49%	+0.10%	+6.90%
Including sales charge	+19.83%	+5.68%	-0.32%	+6.90%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+23.83%	+6.49%	+0.10%	+6.90%
Including sales charge	+22.83%	+6.49%	+0.10%	+6.90%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+25.07%	+7.55%	+1.11%	+7.96%
Including sales charge	+25.07%	+7.55%	+1.11%	+7.96%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 31. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses, (excluding any 12b-1 fees and certain other expenses) from exceeding 1.55% of the Fund’s average daily net assets from July 29, 2010, through July 29, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	2.10%	2.75%	2.75%	1.75%
Net expenses
(including fee waivers, if any)	1.90%	2.55%	2.55%	1.55%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1
Aug. 1, 2003 (Fund’s inception) through March 31, 2011

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2011)
Russell 2500 Growth Index	$10,000	$20,672
Optimum Small-Mid Cap Growth Fund — Institutional Class shares	$10,000	$17,989
Optimum Small-Mid Cap Growth Fund — Class A shares	$9,425	$16,531

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 30 and 31.

The chart also assumes $10,000 invested in the Russell 2500 Growth Index as of Aug. 1, 2003. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OASGX	246118822
Class B	OBSGX	246118814
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

(continues)       31

Performance summary

Optimum Small-Mid Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund performance1, 2
Average annual total returns
Through March 31, 2011	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+25.22%	+6.76%	+1.52%	+8.82%
Including sales charge	+18.07%	+4.68%	+0.32%	+7.98%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+24.50%	+6.04%	+0.88%	+8.12%
Including sales charge	+20.50%	+5.22%	+0.48%	+8.12%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+24.40%	+6.01%	+0.86%	+8.11%
Including sales charge	+23.40%	+6.01%	+0.86%	+8.11%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+25.70%	+7.14%	+1.89%	+9.20%
Including sales charge	+25.70%	+7.14%	+1.89%	+9.20%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 33. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses, (excluding any 12b-1 fees and certain other expenses) from exceeding 1.45% of the Fund’s average daily net assets from July 29, 2010, through July 29, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	2.13%	2.78%	2.78%	1.78%
Net expenses
(including fee waivers, if any)	1.80%	2.45%	2.45%	1.45%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1
Aug. 1, 2003 (Fund’s inception) through March 31, 2011

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2011)
Russell 2500 Value Index	$10,000	$20,486
Optimum Small-Mid Cap Value Fund — Institutional Class shares	$10,000	$19,640
Optimum Small-Mid Cap Value Fund — Class A shares	$9,425	$18,020

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 32 and 33.

The chart also assumes $10,000 invested in the Russell 2500 Value Index as of Aug. 1, 2003. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OASVX	246118772
Class B	OBSVX	246118764
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

Disclosure of Fund expenses

For the six-month period October 1, 2010 to March 31, 2011

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2010 to March 31, 2011.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund’s expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Optimum Fixed Income Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/10 to
	10/1/10	3/31/11	Ratio	3/31/11*
Actual Fund Return
Class A	$1,000.00	$1,004.10	1.35%	$6.75
Class B	1,000.00	1,001.20	2.00%	9.98
Class C	1,000.00	1,001.20	2.00%	9.98
Institutional Class	1,000.00	1,005.70	1.00%	5.00
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,018.20	1.35%	$6.79
Class B	1,000.00	1,014.96	2.00%	10.05
Class C	1,000.00	1,014.96	2.00%	10.05
Institutional Class	1,000.00	1,019.95	1.00%	5.04

Optimum International Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/10 to
	10/1/10	3/31/11	Ratio	3/31/11*
Actual Fund Return
Class A	$1,000.00	$1,088.40	1.75%	$9.11
Class B	1,000.00	1,085.30	2.40%	12.48
Class C	1,000.00	1,085.20	2.40%	12.48
Institutional Class	1,000.00	1,089.70	1.40%	7.29
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.21	1.75%	$8.80
Class B	1,000.00	1,012.96	2.40%	12.04
Class C	1,000.00	1,012.96	2.40%	12.04
Institutional Class	1,000.00	1,017.95	1.40%	7.04

*“Expenses Paid During Period” are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Optimum Large Cap Growth Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/10 to
	10/1/10	3/31/11	Ratio	3/31/11*
Actual Fund Return
Class A	$1,000.00	$1,186.10	1.62%	$8.83
Class B	1,000.00	1,182.00	2.27%	12.35
Class C	1,000.00	1,183.20	2.27%	12.36
Institutional Class	1,000.00	1,189.20	1.27%	6.93
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.85	1.62%	$8.15
Class B	1,000.00	1,013.61	2.27%	11.40
Class C	1,000.00	1,013.61	2.27%	11.40
Institutional Class	1,000.00	1,018.60	1.27%	6.39

Optimum Large Cap Value Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/10 to
	10/1/10	3/31/11	Ratio	3/31/11*
Actual Fund Return
Class A	$1,000.00	$1,166.70	1.58%	$8.54
Class B	1,000.00	1,162.80	2.23%	12.02
Class C	1,000.00	1,164.00	2.23%	12.03
Institutional Class	1,000.00	1,169.50	1.23%	6.65
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,017.05	1.58%	$7.95
Class B	1,000.00	1,013.81	2.23%	11.20
Class C	1,000.00	1,013.81	2.23%	11.20
Institutional Class	1,000.00	1,018.80	1.23%	6.19

*“Expenses Paid During Period” are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Optimum Small-Mid Cap Growth Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/10 to
	10/1/10	3/31/11	Ratio	3/31/11*
Actual Fund Return
Class A	$1,000.00	$1,269.40	1.90%	$10.75
Class B	1,000.00	1,265.60	2.55%	14.40
Class C	1,000.00	1,265.60	2.55%	14.40
Institutional Class	1,000.00	1,271.80	1.55%	8.78
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,015.46	1.90%	$9.55
Class B	1,000.00	1,012.22	2.55%	12.79
Class C	1,000.00	1,012.22	2.55%	12.79
Institutional Class	1,000.00	1,017.20	1.55%	7.80

Optimum Small-Mid Cap Value Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/10 to
	10/1/10	3/31/11	Ratio	3/31/11*
Actual Fund Return
Class A	$1,000.00	$1,257.20	1.80%	$10.13
Class B	1,000.00	1,252.90	2.45%	13.76
Class C	1,000.00	1,253.20	2.45%	13.76
Institutional Class	1,000.00	1,260.70	1.45%	8.17
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,015.96	1.80%	$9.05
Class B	1,000.00	1,012.72	2.45%	12.29
Class C	1,000.00	1,012.72	2.45%	12.29
Institutional Class	1,000.00	1,017.70	1.45%	7.29

Security type/sector allocations

Optimum Fixed Income Fund
As of March 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type/sector	of Net Assets
Agency Collateralized Mortgage Obligations	10.67%
Agency Mortgage-Backed Securities	8.04%
Collateralized debt obligation	0.15%
Commercial Mortgage-Backed Securities	3.26%
Convertible Bonds	1.13%
Corporate Bonds	43.16%
Banking	9.65%
Basic Industry	3.61%
Brokerage	1.07%
Capital Goods	1.44%
Communications	4.52%
Consumer Cyclical	2.46%
Consumer Non-Cyclical	4.85%
Electric	3.54%
Energy	5.14%
Finance Companies	3.37%
Insurance	1.08%
Natural Gas	0.18%
Real Estate	1.08%
Technology	0.37%
Transportation	0.80%
Municipal Bonds	0.72%
Non-Agency Asset-Backed Securities	1.24%
Non-Agency Collateralized Mortgage Obligations	6.21%
Regional Bonds	0.37%
Securities Sold Short	(0.54%)
Senior Secured Loans	3.34%
Sovereign Bonds	8.73%
Supranational Banks	0.32%
U.S. Treasury Obligations	6.64%
Common Stock	0.00%
Convertible Preferred Stock	0.09%
Preferred Stock	0.37%
Warrant	0.00%
Short-Term Investments	10.18%
Securities Lending Collateral	5.39%
Total Value of Securities	109.47%
Obligation to Return Securities Lending Collateral	(5.52%)
Liabilities Net of Receivables and Other Assets	(3.95%)
Total Net Assets	100.00%

Security type/country/sector allocations

Optimum International Fund
As of March 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type/country	of Net Assets
Common Stock by Country	94.89%
Australia	5.25%
Austria	0.49%
Belgium	0.42%
Brazil	1.03%
Canada	3.18%
China/Hong Kong	3.65%
Colombia	0.34%
Denmark	0.88%
France	10.11%
Germany	6.30%
Gibraltar	0.06%
India	1.02%
Ireland	0.98%
Italy	2.70%
Japan	16.40%
Luxembourg	0.22%
Malaysia	0.60%
Mexico	0.47%
Netherlands	4.51%
New Zealand	0.16%
Norway	0.45%
Republic of Korea	2.44%
Russia	0.59%
Singapore	2.34%
South Africa	0.45%
Spain	3.68%
Switzerland	5.04%
Taiwan	2.73%
Thailand	0.70%
United Kingdom	17.45%
United States	0.25%
Preferred Stock	1.15%
Warrant	0.00%
Short-Term Investments	2.76%
Securities Lending Collateral	9.82%
Total Value of Securities	108.62%
Obligation to Return Securities Lending Collateral	(10.05%)
Receivables and Other Assets Net of Liabilities	1.43%
Total Net Assets	100.00%

Percentage
Common Stock, Preferred Stock and Warrant by Sector	of Net Assets
Automobiles & Components	2.99%
Banking & Finance	12.43%
Capital Goods	6.49%
Consumer Durables & Apparel	1.71%
Consumer Services	2.40%
Energy	11.37%
Food & Staples Retailing	8.30%
Food, Beverage & Tobacco	3.64%
Insurance	6.04%
Materials	8.02%
Media	1.76%
Pharmaceuticals & Biotechnology	8.42%
Real Estate	1.39%
Semiconductors	1.66%
Technology & Equipment	3.08%
Telecommunication Services	11.05%
Transportation & Shipping	1.81%
Utilities	3.48%
Total	96.04%

(continues)       37

Security type/sector allocations and top 10 equity holdings

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Large Cap Growth Fund
As of March 31, 2011

Percentage
Security type/sector	of Net Assets
Common Stock²	97.95%
Consumer Discretionary	21.12%
Consumer Staples	1.78%
Energy	10.73%
Financial Services	9.91%
Healthcare	6.17%
Materials & Processing	9.59%
Producer Durables	13.60%
Technology	25.05%
Exchange-Traded Funds	0.32%
Preferred Stock	0.14%
Short-Term Investments	1.33%
Securities Lending Collateral	9.21%
Total Value of Securities	108.95%
Obligation to Return Securities Lending Collateral	(9.35%)
Receivables and Other Assets Net of Liabilities	0.40%
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
Apple	6.12%
Oracle	2.60%
Amazon.com	2.48%
Google Class A	2.09%
Baidu ADR	1.89%
Praxair	1.65%
Danaher	1.40%
QUALCOMM	1.36%
Dow Chemical	1.32%
priceline.com	1.28%

Optimum Large Cap Value Fund
As of March 31, 2011

Percentage
Security type/sector	of Net Assets
Common Stock	98.03%
Consumer Discretionary	8.79%
Consumer Staples	12.89%
Energy	12.60%
Financials	21.09%
Healthcare	14.12%
Industrials	10.32%
Information Technology	8.99%
Materials	3.65%
Telecommunications	2.86%
Utilities	2.72%
Convertible Preferred Stock	0.16%
Short-Term Investments	1.73%
Securities Lending Collateral	6.27%
Total Value of Securities	106.19%
Obligation to Return Securities Lending Collateral	(6.41%)
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
Exxon Mobil	2.80%
Philip Morris International	2.77%
Goldman Sachs Group	2.40%
Chevron	2.37%
Johnson & Johnson	2.29%
International Business Machines	2.09%
Lockheed Martin	1.88%
PepsiCo	1.68%
TJX	1.63%
3M	1.55%

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Small-Mid Cap Growth Fund
As of March 31, 2011

Percentage
Security type/sector	of Net Assets
Common Stock²	96.97%
Consumer Discretionary	20.98%
Consumer Staples	2.30%
Energy	6.08%
Financial Services	7.43%
Healthcare	12.96%
Materials & Processing	1.96%
Producer Durables	17.34%
Technology	26.94%
Utilities	0.98%
Exchange-Traded Fund	0.39%
Warrant	0.00%
Short-Term Investments	3.56%
Securities Lending Collateral	24.59%
Total Value of Securities	125.51%
Obligation to Return Securities Lending Collateral	(24.73%)
Liabilities Net of Receivables and Other Assets	(0.78%)
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
Polycom	1.55%
Green Mountain Coffee Roasters	1.40%
Mettler-Toledo International	1.30%
Nordson	1.30%
Tempur-Pedic International	1.17%
Jabil Circuit	1.17%
IPG Photonics	0.99%
Gen-Probe	0.95%
Rosetta Resources	0.92%
Atwood Oceanics	0.90%

Optimum Small-Mid Cap Value Fund
As of March 31, 2011

Percentage
Security type/sector	of Net Assets
Common Stock	90.00%
Basic Industry	19.16%
Business Services	2.85%
Capital Spending	11.65%
Consumer Cyclical	7.37%
Consumer Services	7.04%
Consumer Staples	2.87%
Energy	5.84%
Financial Services	10.89%
Healthcare	4.10%
Real Estate	1.03%
Technology	14.86%
Transportation	0.71%
Utilities	1.63%
Short-Term Investments	10.27%
Securities Lending Collateral	18.42%
Total Value of Securities	118.69%
Obligation to Return Securities Lending Collateral	(18.51%)
Liabilities Net of Receivables and Other Assets	(0.18%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
Plexus	1.37%
Albany International	1.21%
Collective Brands	1.20%
VASCO Data Security International	1.19%
Harsco	1.17%
Kennametal	1.15%
Flextronics International	1.14%
Eastman Chemical	1.12%
Stanley Black & Decker	1.07%
Ferro	1.03%

Statements of net assets

Optimum Fixed Income Fund
March 31, 2011

		Principal		Value
		Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations – 10.67%
Fannie Mae Grantor Trust
•	Series 1999-T2 A1
	7.50% 1/19/39	USD	23,591	$26,377
	Series 2001-T8 A2
	9.50% 7/25/41		12,526	14,636
	Series 2002-T4 A3
	7.50% 12/25/41		86,853	99,311
	Series 2004-T1 1A2
	6.50% 1/25/44		36,526	38,911
Fannie Mae REMICs
	Series 1996-46 ZA
	7.50% 11/25/26		20,560	22,859
	Series 1999-19 PH
	6.00% 5/25/29		523,835	568,775
	Series 2001-14 Z
	6.00% 5/25/31		38,540	42,283
	Series 2002-90 A1
	6.50% 6/25/42		16,739	19,389
	Series 2002-90 A2
	6.50% 11/25/42		61,863	71,655
	Series 2003-26 AT
	5.00% 11/25/32		1,165,000	1,238,999
	Series 2003-122 AJ
	4.50% 2/25/28		60,225	62,451
	Series 2005-22 HE
	5.00% 10/25/33		740,000	791,219
	Series 2005-29 QD
	5.00% 8/25/33		816,000	872,896
	Series 2005-54 AK
	4.50% 9/25/32		358,773	375,257
	Series 2005-94 YD
	4.50% 8/25/33		1,480,000	1,550,491
	Series 2005-110
	MB 5.50% 9/25/35		476,336	517,841
@	Series 2007-30 OE
^	0.00% 4/25/37		9,452,991	7,782,509
	Series 2008-24 ZA
	5.00% 4/25/38		17,422,083	17,714,079
•@	Series 2009-2 AS
	5.405% 2/25/39		18,235,485	2,119,457
•@	Series 2009-68 SA
	6.501% 9/25/39		2,265,032	330,349
	Series 2009-94 AC
	5.00% 11/25/39		400,000	416,655
	Series 2010-41 PN
	4.50% 4/25/40		475,000	472,963
	Series 2010-96 DC
	4.00% 9/25/25		900,000	894,866
•	Series 2010-123 FE
	0.73% 11/25/40		11,719,321	11,711,789
Fannie Mae Whole Loan
	Series 2004-W4 A5
	5.50% 6/25/34		3,000,000	3,298,125
	Series 2004-W9 2A1
	6.50% 2/25/44		45,706	49,969
	Series 2004-W11 1A2
	6.50% 5/25/44		130,932	148,382
	Series 2004-W15 1A1
	6.00% 8/25/44		181,528	200,135
Freddie Mac REMICs
	Series 1730 Z
	7.00% 5/15/24		130,159	144,344
	Series 2165 PE
	6.00% 6/15/29		544,748	598,759
	Series 2326 ZQ
	6.50% 6/15/31		231,555	256,711
	Series 2497 BM
	5.00% 2/15/22		6,844	6,850
	Series 2557 WE
	5.00% 1/15/18		732,415	789,940
	Series 2662 MA
	4.50% 10/15/31		60,754	63,089
	Series 2755 LE
	4.00% 9/15/30		557,000	580,117
	Series 2762 LG
	5.00% 9/15/32		2,000,000	2,136,555
	Series 2802 NE
	5.00% 2/15/33		700,000	748,491
	Series 2827 TE
	5.00% 4/15/33		1,335,000	1,430,957
	Series 2840 OE
	5.00% 2/15/33		1,800,000	1,927,737
	Series 2864 PE
	5.00% 6/15/33		1,095,000	1,170,711
	Series 2869 BG
	5.00% 7/15/33		224,000	238,904
	Series 2881 TE
	5.00% 7/15/33		1,080,000	1,164,610
	Series 2889 OG
	5.00% 5/15/33		117,000	124,927
	Series 2890 PC
	5.00% 7/15/30		265,000	276,657
	Series 2890 PD
	5.00% 3/15/33		1,265,000	1,352,806
	Series 2893 PD
	5.00% 2/15/33		65,000	69,548
	Series 2915 KD
	5.00% 9/15/33		447,000	478,260
	Series 2938 ND
	5.00% 10/15/33		1,050,000	1,121,551
	Series 2939 PD
	5.00% 7/15/33		665,000	717,005
	Series 2941 XD
	5.00% 5/15/33		2,690,000	2,872,140
	Series 2987 KG
	5.00% 12/15/34		1,430,000	1,531,057
	Series 3022 MB
	5.00% 12/15/28		166,743	170,787
	Series 3131 MC
	5.50% 4/15/33		445,000	483,125

		Principal		Value
		Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	Freddie Mac REMICs (continued)
	Series 3143 BC
	5.50% 2/15/36	USD	8,000,000	$8,612,500
	Series 3145 LN
	4.50% 10/15/34		1,004,737	1,060,067
	•@ Series 3289 SA
	6.495% 3/15/37		5,983,793	599,356
	Series 3337 PB
	5.50% 7/15/30		505,000	516,218
	Series 3476 Z
	5.50% 7/15/38		11,575,800	12,154,199
	Series 3626 MA
	5.00% 2/15/30		3,249,665	3,433,045
	Series 3656 PM
	5.00% 4/15/40		770,000	801,779
w	Freddie Mac Structured Pass
	Through Securities
	Series T-54 2A
	6.50% 2/25/43		29,415	32,035
	Series T-58 2A
	6.50% 9/25/43		16,113	18,675
	GNMA
	•@ Series 2007-64 AI
	6.297% 10/20/37		20,772,499	2,482,779
	•@ Series 2008-65 SB
	5.747% 8/20/38		7,400,384	813,726
	•@ Series 2009-2 SE
	5.567% 1/20/39		19,293,982	2,312,918
	Series 2010-113 KE
	4.50% 9/20/40		1,170,000	1,165,320
	NCUA Guaranteed Notes
	Series 2010-C1 A2
	2.90% 10/29/20		390,000	379,688
Total Agency Collateralized
	Mortgage Obligations
	(cost $97,879,496)			106,290,571

Agency Mortgage-Backed Securities – 8.04%
	Fannie Mae
	5.50% 1/1/13		49,007	50,543
	5.50% 3/1/37		416,171	441,899
	5.50% 7/1/37		1,064,232	1,130,023
	6.50% 8/1/17		52,143	57,081
•	Fannie Mae ARM
	2.402% 10/1/33		41,879	43,780
	4.994% 8/1/35		103,708	109,972
	5.142% 11/1/35		249,853	265,771
	5.83% 7/1/37		374,032	398,036
	5.917% 8/1/37		451,634	486,148
	Fannie Mae Relocation 30 yr
	5.00% 11/1/33		15,136	15,702
	5.00% 1/1/34		57,962	59,850
	5.00% 2/1/34		26,423	27,411
	5.00% 8/1/34		36,288	37,646
	5.00% 11/1/34		98,134	101,805
	5.00% 4/1/35		128,035	132,825
	5.00% 10/1/35		108,615	112,678
	5.00% 1/1/36		251,858	261,280
	Fannie Mae S.F. 15 yr
	4.00% 7/1/25		1,897,717	1,953,759
	4.00% 8/1/25		2,600,285	2,677,075
	4.00% 11/1/25		2,709,976	2,792,969
	4.50% 8/1/18		461,546	488,720
	4.50% 7/1/20		1,071,511	1,132,590
	5.00% 5/1/21		123,817	132,493
	Fannie Mae S.F. 15 yr TBA
	3.50% 4/1/26		4,500,000	4,511,249
	4.50% 4/1/26		1,135,000	1,189,445
	5.50% 4/1/26		3,865,000	4,180,237
	Fannie Mae S.F. 20 yr
	5.50% 7/1/24		462,755	503,827
	5.50% 10/1/24		139,572	151,820
	5.50% 12/1/24		468,221	509,310
	5.50% 8/1/28		2,203,605	2,363,934
	Fannie Mae S.F. 30 yr
	4.00% 7/1/40		1,482,629	1,460,187
	4.00% 10/1/40		184,163	181,412
	4.50% 3/1/39		312,607	318,868
	5.00% 12/1/36		315,300	331,824
	5.00% 12/1/37		217,640	228,094
	5.00% 2/1/38		169,085	177,154
	5.00% 7/1/40		1,426,714	1,495,243
	5.50% 12/1/32		261,971	282,259
	5.50% 7/1/33		734,045	790,435
	5.50% 12/1/33		120,058	129,281
	5.50% 4/1/34		1,736,229	1,870,928
	5.50% 5/1/34		524,273	564,548
	5.50% 6/1/34		650,386	699,536
	5.50% 7/1/34		1,061,041	1,141,224
	5.50% 2/1/35		3,169,856	3,417,836
	5.50% 9/1/36		1,406,332	1,512,608
	6.00% 9/1/36		301,566	330,156
	6.00% 8/1/38		1,200,086	1,307,134
	6.50% 11/1/33		25,605	28,966
	6.50% 2/1/36		475,369	537,307
	6.50% 3/1/36		800,363	904,645
	6.50% 6/1/36		944,508	1,067,572
	6.50% 2/1/38		1,133,296	1,280,958
	7.00% 2/1/38		249,276	284,968
	7.00% 3/1/38		556,771	636,491
	7.50% 3/1/32		1,275	1,482
	7.50% 4/1/32		5,072	5,895
	7.50% 6/1/32		2,088	2,427
	Fannie Mae S.F. 30 yr TBA
	4.00% 4/1/41		3,205,000	3,151,919
	6.00% 4/1/41		22,630,000	21,347,624
•	Freddie Mac ARM
	2.467% 12/1/33		96,685	101,365
	2.821% 4/1/34		7,227	7,598

(continues)       41

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Agency Mortgage-Backed Securities (continued)
•	Freddie Mac ARM (continued)
	5.514% 2/1/38	USD	985,381	$1,056,227
	5.676% 7/1/36		157,395	165,092
	5.712% 5/1/37		642,604	681,549
	Freddie Mac Relocation 30 yr
	5.00% 9/1/33		2,238	2,322
	Freddie Mac S.F. 15 yr
	4.50% 5/1/20		546,503	577,399
	5.00% 6/1/18		196,440	210,239
	Freddie Mac S.F. 20 yr
	5.50% 10/1/23		355,745	384,407
	5.50% 8/1/24		82,709	89,869
	Freddie Mac S.F. 30 yr
	5.00% 7/1/38		388,101	405,697
	6.50% 11/1/33		55,584	62,817
	6.50% 1/1/35		298,819	340,695
	6.50% 8/1/38		181,214	203,003
	7.00% 1/1/38		258,293	295,011
	Freddie Mac S.F. 30 yr
	TBA 6.50% 4/1/41		2,755,000	3,083,016
	GNMA I S.F. 30 yr
	7.00% 12/15/34		495,570	562,457
	GNMA II
	6.00% 4/20/34		28,138	30,942
Total Agency Mortgage-
	Backed Securities
	(cost $77,875,017)			80,068,564

Collateralized Debt Obligation – 0.15%
•@#	Landmark CDO Series
	2005-1A A1L 144A
	0.611% 6/1/17		1,577,211	1,524,799
Total Collateralized
	Debt Obligation
	(cost $1,500,548)			1,524,799

Commercial Mortgage-Backed Securities – 3.26%
#	American Tower Trust Series
	2007-1A AFX 144A
	5.42% 4/15/37		420,000	450,415
	Bank of America Commercial
	Mortgage Securities
	• Series 2004-3 A5
	5.45% 6/10/39		415,000	446,788
	• Series 2005-1 A5
	5.167% 11/10/42		1,620,000	1,737,225
	• Series 2005-6 A4
	5.196% 9/10/47		1,615,000	1,741,833
	Series 2006-4 A4
	5.634% 7/10/46		1,070,000	1,152,521
•#	Bank of America Large Loan
	Series 2009-UB2 A4AA
	144A 5.679% 2/24/51		2,200,000	2,338,211
	Bear Stearns Commercial
	Mortgage Securities
	• Series 2005-PW10 A4
	5.405% 12/11/40		875,000	935,999
	• Series 2005-T20 A4A
	5.149% 10/12/42		1,835,000	1,976,454
	• Series 2006-PW12 A4
	5.723% 9/11/38		895,000	981,732
	Series 2006-PW14 A4
	5.201% 12/11/38		1,000,000	1,054,554
	Series 2007-PW15 A4
	5.331% 2/11/44		630,000	659,980
•	Citigroup/Deutsche Bank
	Commercial Mortgage
	Trust Series 2005-CD1 A4
	5.222% 7/15/44		400,000	429,976
w	Commercial Mortgage Pass
	Through Certificates
	• Series 2005-C6 A5A
	5.116% 6/10/44		550,000	586,859
	Series 2006-C7 A2
	5.69% 6/10/46		109,893	110,042
	# Series 2010-C1 A1 144A
	3.156% 7/10/46		516,190	514,661
	Credit Suisse Mortgage
	Capital Certificates
	• Series 2006-C1 AAB
	5.441% 2/15/39		136,440	143,959
	# Series 2010-UD1 A 144A
	5.95% 6/18/17		2,200,000	2,388,691
•#	DBUBS Mortgage Trust Series
	2011-LC1A C 144A
	5.557% 11/10/46		515,000	515,636
	#FDIC Structured Sale
	Guaranteed Notes
	Series 2010-C1 A 144A
	2.98% 12/6/20		543,451	542,140
	Goldman Sachs Mortgage
	Securities II
	•* Series 2004-GG2 A6
	5.396% 8/10/38		570,000	610,562
	Series 2005-GG4 A4
	4.761% 7/10/39		822,500	857,946
	Series 2005-GG4 A4A
	4.751% 7/10/39		1,215,000	1,278,395
	• Series 2006-GG6 A4
	5.553% 4/10/38		900,000	965,196
	•# Series 2007-GG10 J 144A
	5.808% 8/10/45		1,956,000	27,384
	# Series 2010-C1 A2 144A
	4.592% 9/1/40		915,000	919,555
	•# Series 2010-C1 C 144A
	5.635% 8/10/43		695,000	698,552

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities (continued)
•	Greenwich Capital
	Commercial Funding
	Series 2005-GG5 A5
	5.224% 4/10/37	USD	1,155,000	$1,229,823
	Series 2006-GG7 A4
	5.89% 7/10/38		1,140,000	1,247,156
	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2002-C2 A2
	5.05% 12/12/34		465,000	484,834
	• Series 2005-LDP5 A4
	5.202% 12/15/44		750,000	803,720
	Series 2007-LDPX A3
	5.42% 1/15/49		1,140,000	1,202,288
	Lehman Brothers-UBS
	Commercial Mortgage
	Trust Series 2004-C1 A4
	4.568% 1/15/31		720,000	755,663
•	Morgan Stanley Capital I
	Series 2007-T27 A4
	5.646% 6/11/42		1,310,000	1,438,659
•#	Morgan Stanley Dean
	Witter Capital I Series
	2001-TOP1 E 144A
	7.327% 2/15/33		100,000	98,334
#	OBP Depositor Trust Series
	2010-OBP A 144A
	4.646% 7/15/45		585,000	594,013
#	Timberstar Trust Series
	2006-1A A 144A
	5.668% 10/15/36		515,000	550,518
Total Commercial Mortgage-
	Backed Securities
	(cost $32,103,677)			32,470,274

Convertible Bonds – 1.13%
	AAR 1.75% exercise price
	$29.43, expiration
	date 1/1/26		181,000	204,304
	Advanced Micro Devices
	6.00% exercise price
	$28.08, expiration
	date 4/30/15		226,000	234,193
	Alaska Communications
	Systems Group
	5.75% exercise price
	$12.90, expiration
	date 3/1/13		339,000	363,154
	Alcatel-Lucent USA
	2.875% exercise price
	$15.35, expiration
	date 6/15/25		415,000	403,588
	Alere 3.00% exercise price
	$43.98, expiration
	date 5/15/16		176,000	199,320
#	Altra Holdings 144A
	2.75% exercise price
	$27.70, expiration
	date 3/1/31		125,000	136,250
*#	Ares Capital 144A
	5.75% exercise price
	$19.13, expiration
	date 2/1/16		174,000	186,398
	ArvinMeritor 4.00% exercise
	price $26.73, expiration
	date 2/15/27		320,000	317,200
	Chesapeake Energy
	2.25% exercise price
	$85.89, expiration
	date 12/15/38		264,000	243,870
#	Clearwire Communications
	144A 8.25% exercise
	price $7.08, expiration
	date 12/1/40		175,000	193,594
	Dendreon 2.875% exercise
	price $51.24, expiration
	date 1/15/16		144,000	152,280
#	Digital Realty Trust 144A
	5.50% exercise price
	$42.49, expiration
	date 4/15/29		115,000	167,469
	Equinix 4.75% exercise price
	$84.32 expiration
	date 6/15/16		264,000	356,070
	Euronet Worldwide
	3.50% exercise price
	$40.48, expiration
	date 10/15/25		219,000	218,726
#	Gaylord Entertainment 144A
	3.75% exercise price
	$27.25, expiration
	date 10/1/14		275,000	392,906
ϕ	General Cable
	4.50% exercise price
	$36.75, expiration
	date 11/15/29		152,000	212,990
*	Health Care REIT
	3.00% exercise price
	$51.08, expiration
	date 12/1/29		213,000	243,086
ϕ	Hologic 2.00% exercise price
	$38.59, expiration
	date 12/15/37		591,000	573,269
	Intel 2.95% exercise price
	$30.75, expiration
	date 12/15/35		300,000	310,125
*	International Game
	Technology 3.25%
	exercise price $19.97,
	expiration date 5/1/14		267,000	307,718

(continues)       43

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
*	Jefferies Group
	3.875% exercise price
	$38.72, expiration
	date 11/1/29	USD	307,000	$320,431
*	Leap Wireless International
	4.50% exercise price
	$93.21, expiration
	date 7/15/14		660,000	640,199
#	Lexington Realty Trust 144A
	6.00% exercise price
	$7.09, expiration
	date 1/15/30		320,000	446,000
	LifePoint Hospitals
	3.50% exercise price
	$51.79, expiration date
	5/15/14		353,000	377,710
	Linear Technology
	3.00% exercise price
	$44.72, expiration
	date 5/1/27		508,000	548,004
	Live Nation Entertainment
	2.875% exercise price
	$27.14, expiration
	date 7/15/27		430,000	391,300
	National Retail Properties
	5.125% exercise price
	$25.42, expiration
	date 6/15/28		415,000	485,031
*	NII Holdings 3.125% exercise
	price $118.32, expiration
	date 6/15/12		245,000	247,450
#	Owens-Brockway Glass
	Container 144A
	3.00% exercise price
	$47.47, expiration
	date 6/1/15		229,000	233,294
	Peabody Energy
	4.75% exercise price
	$58.40, expiration
	date 12/15/41		134,000	178,220
#	Rayonier TRS Holdings 144A
	4.50% exercise price
	$50.24, expiration
	date 8/15/15		191,000	258,328
	Rovi 2.625% exercise price
	$47.36, expiration
	date 2/15/40		191,000	253,791
	SanDisk 1.50% exercise price
	$52.37, expiration
	date 8/15/17		245,000	278,688
	SBA Communications
	4.00% exercise price
	$30.38, expiration
	date 10/1/14		132,000	193,380
#	Sino-Forest 144A
	5.00% exercise price
	$20.29, expiration
	date 8/1/13		305,000	430,431
*	Transocean 1.50% exercise
	price $168.61, expiration
	date 12/15/37		190,000	187,863
	VeriSign 3.25% exercise
	price $34.37, expiration
	date 8/15/37		269,000	325,490
Total Convertible Bonds
	(cost $9,887,268)			11,212,120

Corporate Bonds – 43.16%
Banking – 9.65%
	AgriBank 9.125% 7/15/19		1,095,000	1,309,270
	Banco do Brasil
	2.265% 2/14/14		3,400,000	3,398,143
#	Banco do Brasil 144A
	6.00% 1/22/20		3,000,000	3,165,000
#	Banco Mercantil del Norte 144A
	4.375% 7/19/15		400,000	406,000
	•@ 6.862% 10/13/21		520,000	533,650
*#	Banco Santander Chile 144A
	3.75% 9/22/15		2,200,000	2,198,093
#	Banco Votorantim 144A
	• 3.309% 3/28/14		2,000,000	2,008,060
	@* 5.25% 2/11/16		2,300,000	2,374,750
	Bank of America
	5.30% 3/15/17		840,000	863,493
	6.10% 6/15/17		785,000	835,875
	6.50% 8/1/16		690,000	764,437
#	Bank of Montreal 144A
	2.85% 6/9/15		605,000	610,795
	BB&T 5.25% 11/1/19		1,146,000	1,174,394
	BB&T Capital Trust II
	6.75% 6/7/36		1,310,000	1,328,066
#	Canadian Imperial Bank
	of Commerce 144A
	2.60% 7/2/15		605,000	608,963
	Capital One Capital V
	10.25% 8/15/39		990,000	1,080,338
	Citigroup
	•* 1.753% 1/13/14		500,000	508,310
	• 2.312% 8/13/13		1,800,000	1,854,167
	4.587% 12/15/15		200,000	207,027
	6.125% 5/15/18		2,500,000	2,730,735
	8.50% 5/22/19		1,900,000	2,347,954
*	City National 5.25% 9/15/20		755,000	748,223
@#	CoBank 144A
	7.875% 4/16/18		570,000	644,408
	Depfa ACS Bank
	3.25% 2/15/12	EUR	3,100,000	4,370,825
	Export-Import Bank of Korea
	* 5.125% 3/16/15	USD	200,000	213,929
	5.125% 6/29/20		1,500,000	1,518,707
	5.50% 10/17/12		300,000	315,986

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Banking (continued)
#	Export-Import Bank of
	Korea 144A
	•@ 1.36% 3/13/12	USD	2,500,000	$2,499,475
	5.25% 2/10/14		820,000	877,953
*	Fifth Third Bancorp
	3.625% 1/25/16		2,060,000	2,060,437
•	Fifth Third Capital Trust IV
	6.50% 4/15/37		405,000	397,406
	Goldman Sachs Group
	•* 0.703% 7/22/15		200,000	194,477
	•* 0.759% 3/22/16		300,000	289,597
	• 0.803% 1/12/15		700,000	692,927
	• 1.383% 2/4/13		800,000	1,123,400
	3.625% 2/7/16		1,590,000	1,576,708
	* 3.70% 8/1/15		900,000	907,540
	5.15% 1/15/14		2,000,000	2,147,942
	5.375% 3/15/20		1,060,000	1,078,155
	6.25% 2/1/41		1,045,000	1,044,172
#	HSBC Bank 144A
	1.625% 8/12/13		2,300,000	2,299,402
*	ICICI Bank 5.50% 3/25/15		2,100,000	2,191,407
#	ICICI Bank 144A
	5.50% 3/25/15		2,000,000	2,087,050
#	Intesa Sanpaolo 144A
	3.625% 8/12/15		1,900,000	1,838,071
	JPMorgan Chase
	4.40% 7/22/20		180,000	174,271
	JPMorgan Chase Capital XXV
	6.80% 10/1/37		1,668,000	1,681,706
	KeyBank 6.95% 2/1/28		1,220,000	1,296,124
	KeyCorp 5.10% 3/24/21		620,000	617,364
*	Korea Development Bank
	8.00% 1/23/14		1,200,000	1,370,473
•*	Lloyds TSB Bank
	2.653% 1/24/14		2,300,000	2,359,667
	Morgan Stanley
	5.75% 1/25/21		1,285,000	1,299,359
•	National City Bank
	0.68% 6/7/17		325,000	306,900
•#	Nordea Bank 144A
	1.203% 1/14/14		3,000,000	3,031,242
	PNC Bank 6.875% 4/1/18		1,415,000	1,606,714
	PNC Funding
	5.25% 11/15/15		150,000	161,472
	5.625% 2/1/17		195,000	211,780
•#	PNC Preferred Funding Trust II
	144A 6.113% 3/29/49		1,600,000	1,336,290
	Rabobank Nederland
	2.125% 10/13/15		315,000	304,260
•#	Rabobank Nederland 144A
	11.00% 12/29/49		2,985,000	3,899,496
	Silicon Valley Bank
	5.70% 6/1/12		724,000	742,881
	6.05% 6/1/17		250,000	262,330
	SunTrust Banks
	3.60% 4/15/16		780,000	776,232
•	SunTrust Capital VIII
	6.10% 12/15/36		1,105,000	1,080,812
	SVB Financial Group
	5.375% 9/15/20		190,000	187,232
	UBS
	• 0.453% 4/18/16		800,000	799,899
	2.25% 1/28/14		1,900,000	1,904,860
	5.875% 12/20/17		2,000,000	2,186,962
	US Bank 4.95% 10/30/14		1,000,000	1,089,136
•	USB Capital IX
	6.189% 10/29/49		2,155,000	1,826,363
	Wachovia
	• 0.673% 10/15/16		255,000	247,462
	5.25% 8/1/14		210,000	224,760
	Wachovia Bank
	5.60% 3/15/16		595,000	646,400
	Wells Fargo 4.60% 4/1/21		830,000	822,419
•	Wells Fargo Capital XIII
	7.70% 12/29/49		1,860,000	1,925,100
	Zions Bancorp
	5.65% 5/15/14		186,000	189,776
	7.75% 9/23/14		150,000	163,026
				96,158,485
Basic Industry – 3.61%
*	AK Steel 7.625% 5/15/20		120,000	123,000
	Alcoa
	5.55% 2/1/17		200,000	211,754
	5.72% 2/23/19		799,000	832,210
	* 6.15% 8/15/20		170,000	179,964
	6.75% 7/15/18		200,000	221,767
#	Algoma Acquisition 144A
	9.875% 6/15/15		304,000	281,200
	ArcelorMittal
	5.50% 3/1/21		735,000	725,641
	9.85% 6/1/19		1,285,000	1,632,760
	Celulosa Arauco y
	Constitucion
	7.25% 7/29/19		1,100,000	1,271,964
#	Celulosa Arauco y
	Constitucion 144A
	5.00% 1/21/21		1,000,000	990,467
	Century Aluminum
	8.00% 5/15/14		279,000	290,858
	CF Industries 7.125% 5/1/20		260,000	295,750
	Cliffs Natural Resources
	4.875% 4/1/21		1,125,000	1,111,836
	5.90% 3/15/20		390,000	416,648
#	CODELCO 144A
	3.75% 11/4/20		332,000	311,698
	Compass Minerals
	International
	8.00% 6/1/19		268,000	293,460

(continues)       45

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
	CSN Resources
	6.50% 7/21/20	USD	600,000	$642,000
*#	CSN Resources 144A
	6.50% 7/21/20		3,400,000	3,637,999
	Dow Chemical
	4.25% 11/15/20		397,000	380,622
	8.55% 5/15/19		1,932,000	2,445,880
*	duPont (E.I.) deNemours
	3.625% 1/15/21		1,795,000	1,707,993
#	FMG Resources August 2006
	144A 7.00% 11/1/15		275,000	286,688
#	Georgia-Pacific 144A
	5.40% 11/1/20		1,720,000	1,701,589
	8.25% 5/1/16		108,000	122,310
*#	Gerdau Trade 144A
	5.75% 1/30/21		4,300,000	4,375,249
	Hexion US Finance
	8.875% 2/1/18		260,000	276,250
*	International Paper
	9.375% 5/15/19		1,500,000	1,933,635
#	Lyondell Chemical 144A
	8.00% 11/1/17		200,000	221,000
#	MacDermid 144A
	9.50% 4/15/17		251,000	267,943
*	Momentive Performance
	Materials
	11.50% 12/1/16		435,000	468,713
•	Noranda Aluminum
	Acquisition PIK
	5.193% 5/15/15		270,526	261,734
#	Novelis 144A
	8.75% 12/15/20		770,000	850,850
=@	Port Townsend
	12.431% 8/27/12		86,471	39,344
	Reliance Steel & Aluminum
	6.85% 11/15/36		425,000	417,165
	Ryerson
	• 7.679% 11/1/14		127,000	122,238
	12.00% 11/1/15		237,000	258,330
	Smurfit Kappa Funding
	7.75% 4/1/15		217,000	222,968
	Southern Copper
	7.50% 7/27/35		375,000	406,043
	Steel Dynamics
	7.75% 4/15/16		404,000	432,280
	Teck Resources
	9.75% 5/15/14		431,000	524,008
	Vale Overseas
	6.875% 11/10/39		4,400,000	4,725,137
				35,918,945
Brokerage – 1.07%
	Bear Stearns
	• 5.39% 12/7/12	AUD	2,130,000	2,179,260
	7.25% 2/1/18	USD	2,000,000	2,333,474
	E Trade Financial PIK
	12.50% 11/30/17		370,000	443,075
	Jefferies Group
	6.25% 1/15/36		335,000	310,581
	6.45% 6/8/27		1,146,000	1,153,313
	Lazard Group 6.85% 6/15/17		1,087,000	1,158,596
	Merrill Lynch
	* 5.45% 2/5/13		500,000	530,261
	6.875% 4/25/18		2,325,000	2,586,007
				10,694,567
Capital Goods – 1.44%
	Allied Waste
	6.875% 6/1/17		1,155,000	1,260,539
	7.125% 5/15/16		505,000	527,656
	Anixter 10.00% 3/15/14		101,000	116,908
#	Berry Plastics 144A
	9.75% 1/15/21		260,000	258,700
	Case New Holland
	7.75% 9/1/13		163,000	178,281
	Casella Waste Systems
	11.00% 7/15/14		6,000	6,825
•#	Cemex 144A
	5.301% 9/30/15		501,000	498,808
*#	Cemex Espana Luxembourg
	144A 9.25% 5/12/20		100,000	104,125
*#	Cemex Finance 144A
	9.50% 12/14/16		270,000	292,275
	Graham Packaging
	8.25% 10/1/18		125,000	134,688
	* 9.875% 10/15/14		232,000	240,990
#	Meccanica Holdings USA
	144A 6.25% 7/15/19		1,305,000	1,371,109
*	NXP Funding
	9.50% 10/15/15		365,000	388,725
#	Plastipak Holdings 144A
	10.625% 8/15/19		201,000	230,145
	Ply Gem Industries
	13.125% 7/15/14		397,000	440,670
	Pregis 12.375% 10/15/13		262,000	259,708
*	RBS Global/Rexnord
	11.75% 8/1/16		212,000	228,430
	Temple Inland
	6.875% 1/15/18		570,000	617,980
	TriMas 9.75% 12/15/17		173,000	191,381
	Tyco Electronics Group
	6.00% 10/1/12		4,500,000	4,798,426
	Tyco International Finance
	3.75% 1/15/18		2,200,000	2,205,660
				14,352,029
Communications – 4.52%
#	Affinion Group 144A
	7.875% 12/15/18		315,000	297,675
	America Movil
	5.00% 3/30/20		720,000	745,988
	6.125% 3/30/40		250,000	262,621

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Communications (continued)
#	AT&T 144A 5.35% 9/1/40	USD	1,195,000	$1,074,152
*#	Avaya 144A 7.00% 4/1/19		500,000	490,000
#	Charter Communications
	Operating 144A
	10.875% 9/15/14		360,000	405,000
	Cincinnati Bell
	7.00% 2/15/15		99,000	100,733
	Citizens Communications
	6.25% 1/15/13		78,000	82,680
#	Clear Channel
	Communications 144A
	9.00% 3/1/21		150,000	150,375
#	Clearwire Communications
	144A 12.00% 12/1/15		1,312,000	1,423,520
#	Columbus International
	144A 11.50% 11/20/14		460,000	532,450
	Comcast 5.70% 5/15/18		1,000,000	1,090,121
*	Cricket Communications
	7.75% 10/15/20		300,000	303,000
	Crown Castle International
	9.00% 1/15/15		80,000	88,600
#	Crown Castle Towers 144A
	4.883% 8/15/20		1,920,000	1,924,900
*	CSC Holdings
	6.75% 4/15/12		1,000	1,040
	Deutsche Telekom
	International Finance
	4.25% 7/13/22	EUR	850,000	1,162,125
#	Digicel 144A
	8.25% 9/1/17	USD	100,000	106,500
	12.00% 4/1/14		305,000	359,138
#	Digicel Group 144A
	8.875% 1/15/15		170,000	177,905
	DIRECTV Holdings
	5.00% 3/1/21		1,450,000	1,457,924
	DISH DBS 7.875% 9/1/19		268,000	291,450
	Entravision Communications
	8.75% 8/1/17		120,000	128,400
	Global Crossing
	12.00% 9/15/15		318,000	364,110
*	GXS Worldwide
	9.75% 6/15/15		514,000	525,565
	Hughes Network Systems
	9.50% 4/15/14		244,000	253,150
	Intelsat Bermuda
	11.25% 2/4/17		420,000	460,950
	Intelsat Bermuda PIK
	11.50% 2/4/17		410	452
	Intelsat Jackson Holdings
	11.25% 6/15/16		156,000	167,115
#	Intelsat Jackson Holdings
	144A 7.25% 10/15/20		195,000	195,975
	Lamar Media
	6.625% 8/15/15		140,000	143,500
	* 6.625% 8/15/15		209,000	214,748
	Level 3 Financing
	9.25% 11/1/14		63,000	64,733
	10.00% 2/1/18		213,000	214,331
	LIN Television 6.50% 5/15/13		52,000	52,195
*	MetroPCS Wireless
	6.625% 11/15/20		150,000	150,188
#	MTS International Funding
	144A 8.625% 6/22/20		390,000	447,993
#	NBC Universal 144A
	4.375% 4/1/21		2,195,000	2,105,654
	Nielsen Finance
	11.50% 5/1/16		130,000	153,725
	11.625% 2/1/14		82,000	96,965
	NII Capital 10.00% 8/15/16		316,000	361,820
	PAETEC Holding
	8.875% 6/30/17		157,000	169,953
	* 9.50% 7/15/15		268,000	282,070
	Qwest 8.375% 5/1/16		1,990,000	2,378,049
#	Rainbow National Services
	144A 10.375% 9/1/14		113,000	117,520
#	Sinclair Television Group
	144A 9.25% 11/1/17		216,000	241,920
#	Sirius XM Radio 144A
	* 8.75% 4/1/15		250,000	282,500
	9.75% 9/1/15		40,000	45,250
	Sprint Capital 8.75% 3/15/32		397,000	424,294
	Symantec 4.20% 9/15/20		2,585,000	2,437,277
#	Telcordia Technologies 144A
	11.00% 5/1/18		120,000	134,100
	Telecom Italia Capital
	6.999% 6/4/18		2,150,000	2,341,276
	Telefonica Emisiones
	6.421% 6/20/16		1,190,000	1,323,802
	Telesat Canada
	11.00% 11/1/15		467,000	522,456
	12.50% 11/1/17		85,000	101,788
	Time Warner 4.75% 3/29/21		700,000	696,749
	Time Warner Cable
	* 4.125% 2/15/21		200,000	187,253
	6.75% 7/1/18		1,500,000	1,706,511
	8.25% 4/1/19		780,000	951,661
#	UPC Holding 144A
	9.875% 4/15/18		170,000	188,700
	Verizon Communications
	4.60% 4/1/21		885,000	882,961
	8.75% 11/1/18		3,600,000	4,612,704
	Viacom 3.50% 4/1/17		1,355,000	1,335,831
	Videotron 6.375% 12/15/15		90,000	93,150
	Virgin Media Finance
	8.375% 10/15/19		200,000	226,000
*	Virgin Media Secured Finance
	6.50% 1/15/18		1,365,000	1,498,088
#	Virgin Media Secured Finance
	144A 5.25% 1/15/21		1,005,000	1,010,338

(continues)       47

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Communications (continued)
#	Vivendi 144A 6.625% 4/4/18	USD	1,275,000	$1,429,680
#	Wind Acquisition Finance
	144A 11.75% 7/15/17		360,000	415,800
	Windstream
	7.875% 11/1/17		3,000	3,233
	8.125% 8/1/13		103,000	113,558
#	XM Satellite Radio 144A
	13.00% 8/1/13		220,000	262,350
				45,046,288
Consumer Cyclical – 2.46%
*#	Allison Transmission 144A
	11.00% 11/1/15		354,000	385,860
	American Axle &
	Manufacturing
	7.875% 3/1/17		234,000	238,680
#	Ameristar Casinos 144A
	7.50% 4/15/21		335,000	335,000
	ArvinMeritor
	8.125% 9/15/15		443,000	462,935
#	Beazer Homes USA 144A
	9.125% 5/15/19		140,000	142,275
	Best Buy 5.50% 3/15/21		415,000	407,972
*	CKE Restaurants
	11.375% 7/15/18		260,000	287,950
w#	CVS Pass Through Trust 144A
	5.773% 1/10/33		263,998	267,091
	Daimler International Finance
	7.75% 3/26/12	EUR	3,100,000	4,619,654
	Dave & Buster’s
	11.00% 6/1/18	USD	75,000	81,750
*#	Dunkin Finance 144A
	9.625% 12/1/18		225,000	230,344
#	Equinox Holdings 144A
	9.50% 2/1/16		40,000	43,250
	Family Dollar Stores
	5.00% 2/1/21		1,055,000	1,038,448
	Ford Motor 7.45% 7/16/31		655,000	712,385
	Ford Motor Credit
	* 8.70% 10/1/14		3,800,000	4,316,890
	12.00% 5/15/15		480,000	604,662
*	Hanesbrands
	6.375% 12/15/20		740,000	725,200
*	Harrah’s Operating
	10.00% 12/15/18		564,000	517,470
*	K Hovnanian Enterprises
	10.625% 10/15/16		162,000	172,935
	Macy’s 5.90% 12/1/16		763,000	824,040
#	M/I Homes 144A
	8.625% 11/15/18		225,000	225,844
*#	Marina District Finance 144A
	9.875% 8/15/18		200,000	210,250
*	MGM MIRAGE
	11.375% 3/1/18		679,000	757,085
*	Mobile Mini 6.875% 5/1/15		161,000	166,635
	Mohawk Industries
	6.125% 1/15/16		146,000	157,315
	NCL 11.75% 11/15/16		59,000	68,440
	New Albertsons
	7.25% 5/1/13		66,000	67,485
	Norcraft 10.50% 12/15/15		154,000	165,358
	Norcraft Holdings
	9.75% 9/1/12		138,000	137,310
*	OSI Restaurant Partners
	10.00% 6/15/15		159,000	167,348
#	Pinafore 144A
	9.00% 10/1/18		350,000	381,500
	Pinnacle Entertainment
	8.75% 5/15/20		415,000	433,675
#	Pokagon Gaming Authority
	144A 10.375% 6/15/14		6,000	6,240
	Quiksilver 6.875% 4/15/15		325,000	321,750
	Royal Caribbean Cruises
	7.00% 6/15/13		250,000	267,500
*	Ryland Group
	8.40% 5/15/17		172,000	191,780
	Sally Holdings
	10.50% 11/15/16		229,000	250,183
#	Sealy Mattress 144A
	10.875% 4/15/16		61,000	69,388
#	Sears Holdings 144A
	6.625% 10/15/18		270,000	263,250
	Standard Pacific
	10.75% 9/15/16		248,000	290,160
#	Volkswagen International
	Finance 144A
	1.625% 8/12/13		2,800,000	2,812,572
	Wyndham Worldwide
	5.625% 3/1/21		450,000	446,606
	* 5.75% 2/1/18		275,000	285,342
				24,557,807
Consumer Non-Cyclical – 4.85%
	Alere 9.00% 5/15/16		170,000	181,900
	Altria Group 9.70% 11/10/18		1,000,000	1,316,994
	Amgen 3.45% 10/1/20		1,600,000	1,508,674
	Anheuser-Busch
	5.00% 3/1/19		490,000	517,759
	Anheuser-Busch InBev
	Worldwide
	•* 0.854% 1/27/14		3,800,000	3,832,839
	5.00% 4/15/20		430,000	450,515
	5.375% 11/15/14		1,180,000	1,301,407
	5.375% 1/15/20		1,000,000	1,075,190
	Archer-Daniels-Midland
	5.765% 3/1/41		435,000	446,986
	Biomet 11.625% 10/15/17		204,000	228,480
	Biomet PIK
	10.375% 10/15/17		158,000	174,393
	Bio-Rad Laboratories
	* 4.875% 12/15/20		2,100,000	2,076,374
	8.00% 9/15/16		146,000	162,425

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
#	Blue Merger 144A
	7.625% 2/15/19	USD	445,000	$453,344
#	Brambles USA 144A
	3.95% 4/1/15		1,660,000	1,671,270
	5.35% 4/1/20		320,000	321,698
#	Bumble Bee Acquisition
	144A 9.00% 12/15/17		440,000	459,800
	CareFusion 6.375% 8/1/19		2,085,000	2,334,513
	Celgene
	2.45% 10/15/15		640,000	620,045
	3.95% 10/15/20		1,460,000	1,380,417
#	Cencosud 144A
	5.50% 1/20/21		329,000	325,686
	Coca-Cola Enterprises
	3.50% 9/15/20		270,000	255,486
	4.50% 9/1/21		930,000	939,573
	Corrections Corp. of America
	7.75% 6/1/17		354,000	386,303
	Covidien International
	Finance 4.20% 6/15/20		1,875,000	1,863,738
	Delhaize Group
	5.70% 10/1/40		1,328,000	1,217,680
#	DJO Finance 144A
	9.75% 10/15/17		100,000	105,500
#	Dole Food 144A
	8.00% 10/1/16		123,000	131,149
	Genzyme 3.625% 6/15/15		1,585,000	1,648,161
#	Geo Group 144A
	6.625% 2/15/21		145,000	144,275
*#	HCA Holdings 144A
	7.75% 5/15/21		260,000	272,350
	HCA PIK 9.625% 11/15/16		59,000	63,720
#	Health Care Services 144A
	4.70% 1/15/21		770,000	774,441
	Hospira 6.40% 5/15/15		1,795,000	2,017,125
	Ingles Markets
	8.875% 5/15/17		196,000	211,435
	Jarden
	* 6.125% 11/15/22		215,000	211,238
	7.50% 1/15/20		30,000	31,650
	Kraft Foods
	6.125% 8/23/18		225,000	252,001
	6.50% 8/11/17		200,000	228,372
	Laboratory Corp. of
	America Holdings
	4.625% 11/15/20		1,680,000	1,685,104
	Life Technologies
	6.00% 3/1/20		650,000	701,310
	McKesson 4.75% 3/1/21		1,305,000	1,326,085
	Medco Health Solutions
	4.125% 9/15/20		1,605,000	1,550,075
	7.125% 3/15/18		520,000	607,285
	Merck 3.875% 1/15/21		740,000	725,765
#	Multiplan 144A
	9.875% 9/1/18		280,000	301,000
#	Mylan 144A 6.00% 11/15/18		210,000	211,050
	PHH 9.25% 3/1/16		860,000	938,650
	Quest Diagnostics
	4.70% 4/1/21		1,480,000	1,467,746
	* 4.75% 1/30/20		135,000	135,716
	Radnet Management
	10.375% 4/1/18		125,000	127,031
#	Reynolds Group Issuer 144A
	9.00% 4/15/19		370,000	384,800
*	RSC Equipment Rental
	10.25% 11/15/19		278,000	318,310
*	Safeway 3.95% 8/15/20		855,000	810,264
#	Scotts Miracle-Gro 144A
	6.625% 12/15/20		125,000	128,906
	Smithfield Foods
	10.00% 7/15/14		63,000	74,498
*	Supervalu 8.00% 5/1/16		144,000	144,720
	Tops Markets
	10.125% 10/15/15		117,000	126,360
	Tyson Foods 10.50% 3/1/14		213,000	256,665
#	Viskase 144A
	9.875% 1/15/18		322,000	348,565
#	Votorantim Cimentos 144A
	7.25% 4/5/41		1,180,000	1,172,861
	Yale University
	2.90% 10/15/14		1,115,000	1,152,759
	Yankee Candle
	9.75% 2/15/17		258,000	275,738
	Zimmer Holdings
	4.625% 11/30/19		1,640,000	1,701,502
				48,267,671
Electric – 3.54%
	AES
	7.75% 3/1/14		29,000	31,465
	* 8.00% 6/1/20		133,000	144,305
*	Ameren Illinois
	9.75% 11/15/18		2,195,000	2,835,350
#	American Transmission
	Systems 144A
	5.25% 1/15/22		1,225,000	1,275,164
*	Appalachian Power
	7.95% 1/15/20		1,000,000	1,237,224
#	Calpine 144A
	7.875% 7/31/20		225,000	240,188
	CMS Energy
	* 4.25% 9/30/15		1,465,000	1,476,412
	6.25% 2/1/20		145,000	152,161
	6.55% 7/17/17		310,000	339,579
	8.75% 6/15/19		600,000	719,056
	Commonwealth Edison
	* 4.00% 8/1/20		215,000	208,007
	5.80% 3/15/18		400,000	442,530
*	Dominion Resources
	4.45% 3/15/21		990,000	983,769

(continues)       49

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Electric (continued)
	Duquense Light Holdings
	5.50% 8/15/15	USD	756,000	$774,880
	Dynegy Holdings
	7.75% 6/1/19		288,000	225,000
	* 8.375% 5/1/16		5,000	4,213
	Elwood Energy
	8.159% 7/5/26		269,559	268,211
#	Enel Finance International
	144A 6.25% 9/15/17		1,140,000	1,250,096
	Energy Future Intermediate
	Holding 10.00% 12/1/20		245,000	260,845
	Entergy
	3.625% 9/15/15		215,000	212,985
	* 5.125% 9/15/20		4,400,000	4,302,029
	Exelon Generation
	4.00% 10/1/20		1,100,000	1,007,607
	Florida Power 5.65% 6/15/18		280,000	313,651
*#	GenOn Escrow 144A
	9.875% 10/15/20		160,000	168,000
	Jersey Central Power & Light
	5.625% 5/1/16		80,000	88,399
	7.35% 2/1/19		1,000,000	1,189,065
#	LG&E & KU Energy 144A
	3.75% 11/15/20		745,000	689,160
*	Mirant Americas
	8.50% 10/1/21		305,000	318,725
	Nisource Finance
	5.45% 9/15/20		765,000	795,333
	6.40% 3/15/18		620,000	694,619
	6.80% 1/15/19		470,000	538,519
	NRG Energy 7.375% 2/1/16		213,000	220,988
	Oncor Electric Delivery
	7.00% 9/1/22		400,000	461,000
#	Oncor Electric Delivery 144A
	5.00% 9/30/17		650,000	675,288
	5.25% 9/30/40		180,000	165,546
@#	Pedernales Electric
	Cooperative 144A
	6.202% 11/15/32		620,000	573,702
*	Pennsylvania Electric
	5.20% 4/1/20		1,695,000	1,734,202
	PPL Electric Utilities
	7.125% 11/30/13		435,000	496,189
	Public Service Oklahoma
	5.15% 12/1/19		1,170,000	1,234,339
#	Puget Energy 144A
	6.50% 12/15/20		3,300,000	3,314,902
•	Puget Sound Energy
	6.974% 6/1/67		685,000	670,397
	Southern California Edison
	5.50% 8/15/18		1,250,000	1,399,836
#	Tampa Electric 144A
	5.40% 5/15/21		715,000	777,136
•	Wisconsin Energy
	6.25% 5/15/67		350,000	351,754
				35,261,826
Energy – 5.14%
	Anadarko Petroleum
	5.95% 9/15/16		905,000	985,233
	Antero Resources Finance
	9.375% 12/1/17		122,000	133,590
	Berry Petroleum
	10.25% 6/1/14		227,000	264,455
	BP Capital Markets
	•* 0.45% 4/11/11		1,000,000	1,000,033
	2.375% 12/14/11		300,000	303,242
	2.75% 2/27/12		100,000	101,641
	3.625% 5/8/14		500,000	519,684
	4.75% 3/10/19		160,000	166,769
	Buckeye Partners
	4.875% 2/1/21		1,150,000	1,144,558
	Chesapeake Energy
	* 6.125% 2/15/21		220,000	227,425
	9.50% 2/15/15		175,000	217,875
#	CNOOC Finance 2011 144A
	4.25% 1/26/21		1,267,000	1,238,201
	Complete Production
	Services 8.00% 12/15/16		301,000	319,060
	Comstock Resources
	7.75% 4/1/19		65,000	66,219
	Copano Energy
	7.75% 6/1/18		218,000	228,900
	Ecopetrol 7.625% 7/23/19		892,000	1,032,490
	El Paso
	6.875% 6/15/14		88,000	98,734
	7.00% 6/15/17		240,000	269,808
#	El Paso Performance-Linked
	Trust 144A
	7.75% 7/15/11		123,000	125,370
•*	Enbridge Energy
	8.05% 10/1/37		860,000	913,975
	Energy Transfer Partners
	9.70% 3/15/19		2,240,000	2,928,041
*#	ENI 144A 4.15% 10/1/20		1,085,000	1,019,193
	ENSCO 4.70% 3/15/21		1,030,000	1,024,396
	Enterprise Products
	Operating
	• 7.034% 1/15/68		1,360,000	1,412,894
	9.75% 1/31/14		1,005,000	1,205,009
	EOG Resources
	4.10% 2/1/21		1,460,000	1,416,340
	Forest Oil 7.25% 6/15/19		207,000	217,350
*	Gazprom 10.50% 3/25/14		1,500,000	1,806,900
#	Gazprom 144A
	8.146% 4/11/18		100,000	118,370
#	Headwaters 144A
	7.625% 4/1/19		180,000	180,900
#	Helix Energy Solutions Group
	144A 9.50% 1/15/16		639,000	677,340
*#	Hercules Offshore 144A
	10.50% 10/15/17		289,000	297,670

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
#	Hilcorp Energy I 144A
	7.625% 4/15/21	USD	100,000	$105,250
	7.75% 11/1/15		150,000	156,000
	Holly 9.875% 6/15/17		217,000	246,295
	International Coal Group
	9.125% 4/1/18		230,000	262,200
#	IPIC GMTN 144A
	5.00% 11/15/20		736,000	716,611
	Kinder Morgan
	Energy Partners
	5.95% 2/15/18		1,000,000	1,102,680
	9.00% 2/1/19		1,350,000	1,715,912
#	Linn Energy 144A
	8.625% 4/15/20		125,000	139,375
#	Murray Energy 144A
	10.25% 10/15/15		237,000	255,960
*#	NFR Energy 144A
	9.75% 2/15/17		190,000	189,050
#	NGPL PipeCo 144A
	6.514% 12/15/12		2,000,000	2,143,344
	Noble Energy 8.25% 3/1/19		1,180,000	1,486,821
	OPTI Canada
	* 7.875% 12/15/14		105,000	56,044
	* 8.25% 12/15/14		185,000	99,669
*#	OPTI Canada 144A
	9.00% 12/15/12		235,000	239,994
	Pemex Project Funding
	Master Trust
	6.625% 6/15/35		440,000	443,570
	Petrobras International
	Finance
	5.375% 1/27/21		1,115,000	1,123,940
	5.75% 1/20/20		410,000	425,020
	5.875% 3/1/18		45,000	47,891
	Petrohawk Energy
	7.875% 6/1/15		281,000	299,265
#	Petrohawk Energy 144A
	7.25% 8/15/18		45,000	46,575
	Petroleum Development
	12.00% 2/15/18		167,000	190,171
#	Petronas Global Sukuk 144A
	4.25% 8/12/14		230,000	242,065
	Plains All American Pipeline
	8.75% 5/1/19		1,365,000	1,710,271
	Pride International
	6.875% 8/15/20		595,000	677,556
	Quicksilver Resources
	7.125% 4/1/16		162,000	160,785
	Range Resources
	8.00% 5/15/19		157,000	173,878
@	Ras Laffan Liquefied Natural
	Gas II 5.298% 9/30/20		2,883,900	3,006,466
#	Ras Laffan Liquefied
	Natural Gas III 144A
	5.832% 9/30/16		356,880	383,468
#	Rockies Express Pipeline 144A
	6.25% 7/15/13		1,000,000	1,068,666
	6.85% 7/15/18		500,000	545,639
*#	SandRidge Energy 144A
	9.875% 5/15/16		396,000	441,540
	TNK-BP Finance
	7.50% 3/13/13		3,000,000	3,288,750
•	TransCanada PipeLines
	6.35% 5/15/67		1,800,000	1,809,599
	Transocean 6.50% 11/15/20		1,310,000	1,446,945
	Weatherford International
	9.625% 3/1/19		795,000	1,013,972
	Williams 8.75% 3/15/32		165,000	214,125
	Williams Partners Finance
	7.25% 2/1/17		580,000	680,089
#	Woodside Finance 144A
	4.50% 11/10/14		800,000	848,014
	8.125% 3/1/14		320,000	367,839
				51,232,969
Finance Companies – 3.37%
	American Express
	7.00% 3/19/18		7,900,000	9,245,915
#	BM&FBovespa 144A
	5.50% 7/16/20		200,000	205,592
#	CDP Financial 144A
	4.40% 11/25/19		1,260,000	1,273,579
	5.60% 11/25/39		880,000	910,281
#	ERAC USA Finance 144A
	5.25% 10/1/20		1,365,000	1,408,116
*	FTI Consulting
	7.75% 10/1/16		5,000	5,250
#	FTI Consulting 144A
	6.75% 10/1/20		230,000	234,025
	General Electric Capital
	• 1.153% 1/7/14		7,400,000	7,466,459
	4.375% 9/16/20		340,000	331,043
	5.30% 2/11/21		720,000	732,677
	6.00% 8/7/19		2,245,000	2,455,069
	International Lease Finance
	• 0.633% 7/1/11		100,000	99,894
	4.75% 1/13/12		300,000	304,500
	* 5.75% 6/15/11		400,000	403,500
	8.25% 12/15/20		180,000	197,550
	Nuveen Investments
	10.50% 11/15/15		354,000	365,505
#	Nuveen Investments 144A
	10.50% 11/15/15		185,000	190,088
	SLM
	5.375% 5/15/14		1,400,000	1,452,819
	6.25% 1/25/16		1,300,000	1,356,654
@#	Stone Street Trust 144A
	5.902% 12/15/15		2,300,000	2,398,840

(continues)       51

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Finance Companies (continued)
*#	UPCB Finance III 144A
	6.625% 7/1/20	USD	520,000	$512,200
	Waha Aerospace
	3.925% 7/28/20		1,995,000	1,999,988
				33,549,544
Insurance – 1.08%
	American International Group
	5.45% 5/18/17		720,000	741,023
	8.25% 8/15/18		1,600,000	1,876,562
#	American International
	Group 144A
	3.75% 11/30/13		600,000	611,187
•	Chubb 6.375% 3/29/67		820,000	867,149
•	Genworth Financial
	6.15% 11/15/66		330,000	263,175
•#	ILFC E-Capital Trust I 144A
	5.97% 12/21/65		100,000	83,721
•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65		405,000	342,225
•	ING Groep 5.775% 12/29/49		280,000	260,400
•#	Liberty Mutual Group 144A
	7.00% 3/15/37		180,000	173,355
	MetLife 6.817% 8/15/18		500,000	578,985
#	MetLife Capital Trust X 144A
	9.25% 4/8/38		1,400,000	1,697,499
@#	NLV Financial 144A
	6.50% 3/15/35		385,000	298,931
	Prudential Financial
	3.875% 1/14/15		830,000	858,978
	4.50% 11/15/20		345,000	338,581
•#	Symetra Financial 144A
	8.30% 10/15/37		515,000	526,588
=‡w@#	Twin Reefs Pass
	Through Trust 144A
	0.00% 12/31/49		300,000	0
•∏	XL Group 6.50% 12/29/49		275,000	255,063
•#	ZFS Finance USA Trust II
	144A 6.45% 12/15/65		500,000	515,000
•#	ZFS Finance USA Trust IV
	144A 5.875% 5/9/32		500,000	500,021
				10,788,443
Natural Gas – 0.18%
	AmeriGas Partners
	6.50% 5/20/21		170,000	174,675
	7.125% 5/20/16		66,000	68,805
	CenterPoint Energy
	5.95% 2/1/17		690,000	751,896
#	Inergy Finance 144A
	6.875% 8/1/21		125,000	130,469
*	Sempra Energy
	6.15% 6/15/18		580,000	652,277
				1,778,122
Real Estate – 1.08%
	Brandywine Operating
	Partnership
	4.95% 4/15/18		755,000	746,163
	Developers Diversified Realty
	4.75% 4/15/18		310,000	302,201
	5.375% 10/15/12		531,000	550,544
	7.50% 4/1/17		625,000	705,808
	7.875% 9/1/20		100,000	114,860
	9.625% 3/15/16		145,000	176,824
	Digital Realty Trust
	5.25% 3/15/21		505,000	497,808
	5.875% 2/1/20		425,000	444,349
	HCP 5.375% 2/1/21		2,300,000	2,327,134
	Health Care REIT
	5.25% 1/15/22		1,235,000	1,207,389
	Host Marriott
	6.375% 3/15/15		245,000	251,431
	Qatari Diar Finance
	3.50% 7/21/15		2,100,000	2,110,501
#	Qatari Diar Finance 144A
	5.00% 7/21/20		486,000	482,302
	Regency Centers
	4.80% 4/15/21		420,000	410,948
	5.875% 6/15/17		285,000	312,719
	Ventas Realty 6.50% 6/1/16		120,000	124,192
				10,765,173
Technology – 0.37%
*	Amkor Technology
	7.375% 5/1/18		125,000	130,000
	Analog Devices
	3.00% 4/15/16		555,000	552,413
	Fidelity National Information
	Services 7.875% 7/15/20		75,000	82,313
	First Data
	9.875% 9/24/15		230,000	236,900
	11.25% 3/31/16		160,000	160,200
	Jabil Circuit 7.75% 7/15/16		82,000	93,480
	National Semiconductor
	6.60% 6/15/17		1,150,000	1,267,074
*	Sanmina-SCI 8.125% 3/1/16		319,000	331,760
#	Seagate Technology
	International 144A
	10.00% 5/1/14		580,000	678,600
#	Unisys 144A
	12.75% 10/15/14		142,000	169,335
				3,702,075
Transportation – 0.80%
w	American Airlines 2011-1
	Class A Pass Through
	Trust 5.25% 1/31/21		600,000	582,000
#	Ashtead Capital 144A
	9.00% 8/15/16		200,000	211,500

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Transportation (continued)
	Burlington Northern Santa Fe
	3.60% 9/1/20	USD	165,000	$156,813
	4.70% 10/1/19		1,095,000	1,145,293
	5.65% 5/1/17		380,000	423,674
	5.75% 3/15/18		60,000	66,955
	Canadian Pacific Railway
	4.45% 3/15/23		1,305,000	1,263,923
w	Continental Airlines 2009-2
	Class A Pass Through
	Trust 7.25% 5/10/21		875,137	945,148
w	Delta Air Lines 2007-1 Class A
	Pass Through Trust
	6.821% 8/10/22		392,449	405,203
w	Delta Air Lines 2010-1 Class
	A Pass Through Trust
	6.20% 7/2/18		494,146	512,677
	Kansas City Southern Railway
	13.00% 12/15/13		2,000	2,395
@	Northwest Airlines
	10.00% 2/1/11		65,000	559
	Russian Railways
	5.739% 4/3/17		1,000,000	1,045,950
w	UAL 2009-1 Pass Through
	Trust 10.40% 11/1/16		472,153	540,616
w	UAL 2009-2A Pass Through
	Trust 9.75% 1/15/17		276,856	315,615
#	United Air Lines 144A
	12.00% 11/1/13		282,000	307,733
				7,926,054
Total Corporate Bonds
	(cost $420,577,733)			429,999,998

Municipal Bonds – 0.72%
	Bay Area Toll
	Authority California
	6.918% 4/1/40		800,000	817,008
	7.043% 4/1/50		3,000,000	3,103,500
	California State
	7.30% 10/1/39		200,000	213,046
	Los Angeles, California
	Community College
	District Revenue
	Build America Bonds
	6.60% 8/1/42		800,000	838,200
	New York City Transitional
	Finance Authority
	5.508% 8/1/37		700,000	681,730
	New York State
	Urban Development
	5.77% 3/15/39		800,000	808,880
	Oregon State Taxable Pension
	5.892% 6/1/27		65,000	67,629
•§	Puerto Rico Sales Tax
	Financing 1st Subordinate
	Series B 5.00% 8/1/39-11		585,000	594,220
	Sacramento County,
	California Public Finance
	Authority Revenue
	(Housing Tax County
	Project) Series B
	5.18% 12/1/13
	(NATL-RE) (FGIC)		60,000	60,500
Total Municipal Bonds
	(cost $7,083,582)			7,184,713

Non-Agency Asset-Backed Securities – 1.24%
•	Ally Master Owner Trust
	Series 2011-1 A1
	1.125% 1/15/16		730,000	732,459
•	American Express Credit
	Account Master
	Trust Series 2010-1 B
	0.855% 11/16/15		405,000	405,005
•	Bank of America Credit
	Card Trust
	Series 2006-A12 A12
	0.275% 3/15/14		1,000,000	998,731
	Series 2008-A5 A5
	1.455% 12/16/13		1,245,000	1,248,779
	Capital Auto Receivables
	Asset Trust Series 2008-1
	A3A 3.86% 8/15/12		106,616	107,210
	Capital One Multi-Asset
	Execution Trust
	Series 2007-A7 A7
	5.75% 7/15/20		685,000	774,676
	Centex Home Equity
	Series 2002-A AF6
	5.54% 1/25/32		26,012	26,008
#	CIT Equipment Collateral 144A
	Series 2009-VT1 A3
	3.07% 8/15/16		360,495	363,191
	Series 2010-VT1A A3
	2.41% 5/15/13		350,000	352,508
•	Citibank Credit Card Issuance
	Trust Series 2004-C1 C1
	0.905% 7/15/13		460,000	459,462
	Citicorp Residential
	Mortgage Securities
	Series 2006-3 A4
	5.703% 11/25/36		900,000	890,131
	Series 2006-3 A5
	5.948% 11/25/36		900,000	726,614
	CNH Equipment Trust
	Series 2008-A A4A
	4.93% 8/15/14		227,888	232,351
	Series 2009-C A3
	1.85% 12/16/13		226,270	227,442
•	Countrywide Asset-Backed
	Certificates Series 2006-11
	1AF6 5.938% 9/25/46		1,343,457	886,553

(continues)       53

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Asset-Backed Securities (continued)
	Discover Card Master Trust
	Series 2007-A1 A1
	5.65% 3/16/20	USD	450,000	$504,759
#	Ford Auto Securitization Trust
	Series 2011-R1A A3 144A
	3.02% 2/15/16	CAD	340,000	350,239
	Ford Credit Auto Owner
	Trust Series 2010-B B
	2.54% 2/15/16	USD	350,000	350,641
•	Ford Credit Floorplan
	Master Owner Trust
	Series 2009-2 A
	1.805% 9/15/14		385,000	390,184
	Harley-Davidson
	Motorcycle Trust
	Series 2008-1 A4
	4.90% 12/15/13		560,000	576,100
	Series 2009-4 A3
	1.87% 2/17/14		200,000	201,237
•	HSI Asset Securitization Trust
	Series 2006-HE1 2A1
	0.30% 10/25/36		126,852	99,275
•	MBNA Credit Card Master
	Note Trust Series 2002-C3
	C3 1.605% 10/15/14		520,000	522,066
•	Merrill Auto Trust
	Securitization
	Series 2007-1 A4
	0.315% 12/15/13		84,051	84,000
•	SLM Student Loan Trust
	Series 2005-4 A2
	0.383% 4/26/21		715,355	713,034
•	Vanderbilt Mortgage Finance
	Series 2001-A A4
	7.235% 6/7/28		78,228	82,348
	World Omni Auto
	Receivables Trust
	Series 2008-A A3A
	3.94% 10/15/12		42,349	42,496
Total Non-Agency
	Asset-Backed Securities
	(cost $12,678,662)			12,347,499

Non-Agency Collateralized Mortgage Obligations – 6.21%
•	ARM Trust
	Series 2004-5 3A1
	4.856% 4/25/35		3,328,466	3,150,210
	Series 2005-10 3A11
	5.286% 1/25/36		400,215	349,572
	Series 2005-10 3A31
	5.286% 1/25/36		1,145,000	1,005,983
	Series 2006-2 1A4
	5.516% 5/25/36		1,440,000	1,130,956
	Bank of America Alternative
	Loan Trust
	Series 2004-11 1CB1
	6.00% 12/25/34		1,494	1,460
	Series 2005-3 2A1
	5.50% 4/25/20		82,748	79,883
	Series 2005-6 7A1
	5.50% 7/25/20		267,300	256,470
	Series 2005-9 5A1
	5.50% 10/25/20		247,212	238,509
	Bank of America Funding
	Series 2006-5 2A10
	5.75% 9/25/36		1,066,558	1,066,016
	Chase Mortgage Finance
	Series 2003-S8 A2
	5.00% 9/25/18		132,003	136,331
	•Series 2005-A1 3A1
	5.293% 12/25/35		482,690	439,213
•	Chaseflex Trust Series 2006-1
	A4 6.237% 6/25/36		420,000	343,988
	Citicorp Mortgage Securities
	Series 2006-4 3A1
	5.50% 8/25/21		131,021	132,057
•	Citigroup Mortgage Loan
	Trust Series 2004-UST1
	A6 5.074% 8/25/34		149,487	153,569
	Countrywide Alternative
	Loan Trust
	Series 2003-21T1 A2
	5.25% 12/25/33		261,996	265,268
	Series 2004-1T1 A2
	5.50% 2/25/34		63,175	63,076
	Series 2004-14T2 A6
	5.50% 8/25/34		229,412	231,528
	Series 2004-J1 1A1
	6.00% 2/25/34		7,829	8,035
	Series 2004-J2 7A1
	6.00% 12/25/33		8,788	8,764
	Series 2008-2R 3A1
	6.00% 8/25/37		3,830,380	3,178,717
w	Countrywide Home Loan
	Mortgage Pass
	Through Trust
	•Series 2003-21 A1
	2.916% 5/25/33		5,356	4,657
	Series 2006-1 A2
	6.00% 3/25/36		267,079	238,936
	Series 2006-17 A5
	6.00% 12/25/36		369	365
	•Series 2006-HYB1 3A1
	2.803% 3/20/36		394,281	244,596
	Series 2007-4 1A1
	6.00% 5/25/37		4,551,031	3,753,508
	Credit Suisse First Boston
	Mortgage Securities
	Series 2004-1 3A1
	7.00% 2/25/34		3,659	3,826

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
	Credit Suisse Mortgage
	Capital Certificates
	#Series 2005-1R 2A5 144A
	5.75% 12/26/35	USD	5,797,340	$4,180,752
	Series 2007-1 5A14
	6.00% 2/25/37		987,423	846,481
	•Series 2007-3 4A6
	0.50% 4/25/37		2,273,267	2,000,403
	•@Series 2007-3 4A12
	6.501% 4/25/37		2,273,267	278,870
	Series 2007-3 4A15
	5.50% 4/25/37		849,013	769,588
	Series 2007-5 3A19
	6.00% 8/25/37		1,600,070	1,423,795
	Series 2007-5 10A2
	6.00% 4/25/29		673,813	656,729
•#	Deutsche Mortgage
	Securities Series
	2005-WF1 1A3 144A
	5.217% 6/26/35		1,720,000	1,660,094
•	First Horizon Asset Securities
	Series 2005-AR2 2A1
	2.869% 6/25/35		414,606	351,855
	GMAC Mortgage Loan
	Trust Series 2006-J1 A1
	5.75% 4/25/36		702,483	676,409
#	GSMPS Mortgage Loan
	Trust 144A
	•Series 1998-3 A
	7.75% 9/19/27		16,624	16,812
	•Series 1999-3 A
	8.00% 8/19/29		26,640	26,750
	Series 2005-RP1 1A3
	8.00% 1/25/35		267,480	267,409
	Series 2005-RP1 1A4
	8.50% 1/25/35		114,370	112,032
•	GSR Mortgage Loan Trust
	Series 2006-AR1 3A1
	5.124% 1/25/36		246,648	215,692
•	Indymac INDA Mortgage
	Loan Trust Series 2006-
	AR1 A1 5.64% 8/25/36		608,344	585,362
•	JPMorgan Mortgage Trust
	Series 2006-A6 2A4L
	5.445% 10/25/36		1,590,000	1,325,879
	Series 2006-A7 2A2
	5.653% 1/25/37		382,735	279,999
	Series 2007-A1 6A1
	4.784% 7/25/35		1,239,473	1,167,180
	Lehman Mortgage Trust
	Series 2005-2 2A3
	5.50% 12/25/35		81,990	80,045
	Series 2007-10 2A2
	6.50% 1/25/38		5,602,577	4,936,152
	MASTR Alternative Loans Trust
	Series 2004-3 8A1
	7.00% 4/25/34		6,392	6,093
	Series 2004-5 6A1
	7.00% 6/25/34		102,886	101,223
•	MASTR ARM Trust
	Series 2003-6 1A2
	2.575% 12/25/33		4,216	4,083
	Series 2005-6 7A1
	5.368% 6/25/35		147,776	127,699
	Series 2006-2 4A1
	4.972% 2/25/36		39,387	37,077
	MASTR Asset
	Securitization Trust
	Series 2003-9 2A7
	5.50% 10/25/33		257,907	265,298
	Series 2004-4 2A1
	5.00% 4/25/34		33,092	33,074
#	MASTR Reperforming Loan
	Trust Series 2005-1 1A5
	144A 8.00% 8/25/34		113,091	115,239
•#	MASTR Specialized Loan
	Trust Series 2005-2 A2
	144A 5.006% 7/25/35		120,440	119,842
•	Merrill Lynch Mortgage
	Investors Series 2005-A5
	A2 2.753% 6/25/35		460,000	424,156
•	Opteum Mortgage
	Acceptance Series 2006-1
	2A1 5.75% 4/25/36		4,820,814	4,368,704
	Residential Accredit Loans
	Series 2004-QS2 CB
	5.75% 2/25/34		84,047	84,528
	Residential Funding
	Mortgage Securities I
	Series 2004-S9 2A1
	4.75% 12/25/19		857,972	870,493
•	Sequoia Mortgage Trust
	Series 2007-1 4A1
	5.486% 9/20/46		2,138,795	1,829,951
•	Structured ARM Loan Trust
	Series 2005-22 1A4
	2.569% 12/25/35		2,120,000	926,959
	Series 2006-1 7A4
	5.62% 2/25/36		1,305,000	856,131
	Series 2006-5 5A4
	5.423% 6/25/36		14,457	3,779
	Structured Asset Securities
	Series 2005-6 4A1
	5.00% 5/25/35		240,015	236,050
w	Washington Mutual
	Alternative Mortgage
	Pass Through Certificates
	Series 2005-1 5A2
	6.00% 3/25/35		88,540	55,324

(continues)       55

Statements of net assets

Optimum Fixed Income Fund

	Principal		Value
	Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
w Washington Mutual
Mortgage Pass
Through Certificates
Series 2004-CB3 1A
6.00% 10/25/34	USD	148,848	$154,710
•Series 2005-AR16 1A3
2.589% 12/25/35		1,225,000	965,592
•Series 2007-HY1 3A3
5.709% 2/25/37		850,000	727,069
•Series 2007-HY7 4A1
5.695% 7/25/37		2,039,765	1,719,422
Wells Fargo Mortgage-
Backed Securities Trust
Series 2005-18 1A1
5.50% 1/25/36		57,917	56,719
•Series 2005-AR13 A1
5.261% 5/25/35		1,216,520	1,195,999
Series 2006-2 3A1
5.75% 3/25/36		386,666	380,096
Series 2006-3 A1
5.50% 3/25/36		428,739	432,382
Series 2006-3 A11
5.50% 3/25/36		305,562	301,500
Series 2006-4 1A8
5.75% 4/25/36		19,540	19,618
Series 2006-6 1A3
5.75% 5/25/36		535,195	528,078
•Series 2006-AR5 2A1
3.202% 4/25/36		161,844	131,986
•Series 2006-AR11 A6
5.217% 8/25/36		2,330,000	2,038,836
•Series 2006-AR17 A1
4.852% 10/25/36		1,555,369	1,289,702
•Series 2006-AR19 A1
5.476% 12/25/36		657,674	617,840
Series 2007-10 1A36
6.00% 7/25/37		1,890,631	1,840,113
Series 2007-13 A7
6.00% 9/25/37		365,629	354,594
Series 2007-13 A9
6.00% 9/25/37		570,485	286,489
Total Non-Agency Collateralized
Mortgage Obligations
(cost $63,740,805)			61,850,229

Regional Bonds – 0.37%Δ
Australia – 0.08%
New South Wales Treasury
Inflation-Linked
2.75% 11/20/25	AUD	717,000	780,373
			780,373
Canada – 0.29%
Ontario Province
4.40% 6/2/19	CAD	2,650,000	2,841,671
			2,841,671
Total Regional Bonds
(cost $3,302,249)			3,622,044

Securities Sold Short – (0.54%)
Agency Mortgage-Backed Securities – (0.54%)
Fannie Mae S.F. 30 yr TBA
5.50% 4/1/41	USD	(1,865,000)	(1,994,134)
6.50% 4/1/41		(3,000,000)	(3,362,343)
Total Securities Sold Short
(proceeds $5,414,049)			(5,356,477)

«Senior Secured Loans – 3.34%
Advantage Sales & Marketing
5.25% 11/29/17		294,263	295,365
Affinion Group Tranche B
5.00% 10/7/16		197,952	198,076
Alliance HealthCare Services
5.50% 6/1/16		253,115	254,223
Allied Security Holdings
Tranche B
5.00% 1/21/17		150,000	151,156
Tranche 2L
8.50% 1/21/18		330,000	335,775
Anchor Glass Container
6.00% 2/3/16		320,715	324,323
Aspect Software Tranche B
6.25% 5/7/16		138,950	140,513
ATI Holdings 7.75% 3/12/16		203,040	205,197
Attachmate 6.50% 11/21/16		650,000	646,480
AutoTrader.com Tranche B
4.75% 11/16/16		100,000	100,709
AZ Chem US
4.75% 11/19/16		160,106	161,057
BNY ConvergEx Group
5.25% 11/29/16		229,425	231,218
8.75% 11/29/17		340,000	350,200
Bresnan Broadband Holdings
4.50% 12/6/17		428,925	432,172
Brickman Group
Holdings Tranche B
7.25% 10/14/16		174,563	178,299
Brock Holdings III
10.00% 2/15/18		215,000	221,450
Tranche B
6.00% 2/15/17		110,000	110,344
Burlington Coat Factory
Warehouse Tranche B
6.25% 2/10/17		305,000	301,950
Butler Animal Health
Supply Tranche B
5.50% 12/31/15		102,606	102,927
BWAY Holding Tranche B
4.50% 2/9/18		177,758	178,800
Caesars Entertainment
Operating Tranche B1
3.30% 1/28/15		535,000	498,470
Calpine Tranche B
4.50% 3/1/18		480,000	482,585

	Principal		Value
	Amount°		(U.S. $)
«Senior Secured Loans (continued)
Cengage Learning
Acquisitions
2.55% 7/3/14	USD	99,742	$95,739
7.50% 7/7/14		246,325	248,481
Charter Communications
Operating Tranche B
8.50% 3/6/14		341,823	347,762
Chester Downs & Marina
12.38% 12/31/16		270,244	276,549
CIT Group Tranche 3-DD
6.25% 8/11/15		2,000,000	2,035,000
Citadel Broadcasting Tranche B
4.25% 11/29/16		193,050	193,411
CityCenter Holdings
7.50% 1/10/15		95,000	96,223
Clear Channel
Communications Tranche B
3.91% 1/29/16		404,891	357,407
CommScope Tranche B
5.00% 1/3/18		234,000	236,173
Community Health Systems
3.81% 1/25/17		466,728	466,614
Darling International Tranche B
5.14% 11/9/16		125,333	126,509
DaVita Tranche B
4.50% 10/20/16		498,750	502,044
Del Monte Foods Tranche B
4.50% 11/26/17		370,000	371,003
Delos Aircraft Tranche 2
7.00% 3/17/16		59,231	60,157
Delta Air Lines 4.25% 2/22/16		180,499	179,409
DineEquity Tranche B
4.25% 10/31/17		272,035	274,415
Dunkin Brands Tranche B
4.25% 11/23/17		299,250	301,463
Fifth Third Processing
Solutions
8.50% 11/3/17		415,000	423,508
Tranche B 5.50% 11/3/16		204,488	205,638
First Data Tranche B2
3.00% 9/24/14		500,000	480,000
Ford Motor Tranche B
3.01% 12/15/13		1,314,839	1,316,002
Fresenius Medical Care
Tranche B 1.68% 3/31/13		2,000,000	1,998,130
GenOn Energy Tranche B
6.00% 6/20/17		149,250	151,190
Getty Images 5.25% 11/4/16		164,175	165,699
Goodman Global Tranche B
5.75% 10/28/16		174,125	175,104
Graham Packaging
Tranche C 6.75% 4/5/14		483,715	487,890
Tranche D 6.00% 9/23/16		144,275	145,808
Gray Television Tranche B
3.76% 12/31/14		491,625	488,211
Grifols Tranche B
6.00% 6/4/16		465,000	469,155
HCA
Tranche B
3.55% 11/18/13		1,000,000	997,065
Tranche B2
3.54% 3/31/17		545,000	544,700
HGI Holdings 6.75% 7/27/17		311,025	313,746
Houghton International
Tranche B 6.75% 1/11/16		233,992	236,187
ICL Industrial Contrainers
Tranche C 4.50% 2/9/18		15,782	15,874
infoGROUP Tranche B
6.25% 3/30/16		223,875	226,114
Intelsat Jackson Holding
Tranche B 5.25% 4/3/18		590,000	594,947
International Lease Finance
Tranche 1 6.75% 3/17/15		80,769	81,325
Isle of Capri Casinos
4.75% 3/1/17		170,000	171,097
Jo-Ann Stores Tranche B
4.75% 12/23/17		145,000	143,868
JohnsonDiversey Tranche B
5.50% 11/24/15		239,559	241,056
Knology Tranche B
4.00% 8/8/17		295,000	295,329
Level 3 Financing Tranche B
11.50% 3/13/14		174,000	186,528
Live Nation Entertainment
Tranche B 4.50% 11/6/16		277,900	279,290
MedAssets Tranche B
5.25% 11/15/16		144,638	145,700
Mediacom Illinois Tranche D
5.50% 3/31/17		314,303	314,814
MGM MIRAGE Tranche E
7.00% 2/21/14		288,314	284,152
Multiplan 4.75% 8/26/17		540,000	541,755
NBTY Tranche B
4.25% 10/1/17		315,000	315,984
NRG Energy Credit Linked
Deposit 2.05% 2/1/13		2,000,000	1,994,290
Nuveen Investments
5.80% 5/13/17		251,991	253,125
2nd Lien 12.50% 7/9/15		143,000	153,904
Tranche B 3.30% 11/13/14		98,009	94,316
OSI Restaurant Partners
2.63% 6/14/13		9,692	9,448
2.63% 6/13/14		319,991	311,946
Pinnacle Foods Finance
Tranche D 6.00% 4/2/14		95,732	96,769
PQ 6.77% 7/30/15		937,000	926,693
Prime Healthcare Services
Tranche B 7.25% 4/28/15		401,963	396,938
RadNet Management Tranche B
5.75% 4/2/16		218,090	219,180

(continues)       57

Statements of net assets

Optimum Fixed Income Fund

	Principal		Value
	Amount°		(U.S. $)
«Senior Secured Loans (continued)
Remy International Tranche B
6.25% 12/16/16	USD	89,775	$91,122
Reynolds & Reynolds
5.25% 4/21/17		164,464	164,649
Rockwood Specialties Group
Tranche B 3.75% 1/25/18		180,000	181,294
Roundy’s Supermarkets
10.00% 4/16/16		96,000	97,500
Sinclair Television
Group Tranche B
4.00% 10/29/16		409,091	410,185
Smurfit-Stone Container
6.75% 6/30/16		228,753	229,696
Texas Competitive Electric
Holdings Tranche B2
3.79% 10/10/14		696,294	587,766
Toys R Us Tranche B
6.00% 9/1/16		328,350	330,854
TransDigm 1st Lien
4.00% 2/3/17		209,475	211,139
Univision Communications
4.51% 3/29/17		718,917	702,878
US TelePacific 5.75% 2/10/17		485,333	486,849
Viking Acquisition Tranche B
6.00% 11/5/16		204,488	205,254
Visant 5.25% 12/31/16		458,850	458,605
Walter Industries Tranche B
4.00% 2/3/18		155,000	156,201
Total Senior Secured Loans
(cost $32,627,954)			33,276,115

Sovereign Bonds – 8.73%Δ
Australia – 1.46%
Australian Government Bond
4.50% 4/15/20	AUD	11,874,000	11,461,346
6.00% 2/15/17	AUD	2,110,000	2,260,261
Australian Inflation-Linked
Bond 3.00% 9/20/25	AUD	717,000	806,973
			14,528,580
Belgium – 0.11%
Belgium Government Bond
4.25% 9/28/21	EUR	753,400	1,062,305
			1,062,305
Brazil – 1.61%
*# Banco Nacional de
Desenvolvimento
Economico e Social 144A
6.369% 6/16/18	USD	1,500,000	1,638,750
6.50% 6/10/19		2,500,000	2,737,500
Brazil Notas do Tesouro
Nacional Series F
10.00% 1/1/17	BRL	15,800,000	8,609,526
Brazilian Government
International Bond
7.125% 1/20/37	USD	820,000	973,750
8.875% 10/14/19		820,000	1,084,450
10.25% 1/10/28	BRL	894,000	547,693
*12.50% 1/5/22	BRL	660,000	471,053
			16,062,722
Canada – 0.57%
Canada Housing
Trust No. 1
2.45% 12/15/15	CAD	3,500,000	3,544,220
Canadian
Government Bond
3.75% 6/1/19	CAD	1,137,000	1,217,842
4.00% 6/1/41	CAD	837,000	904,678
			5,666,740
Chile – 0.11%
Chile Government
International Bond
5.50% 8/5/20	CLP	544,000,000	1,122,548
			1,122,548
Colombia – 0.17%
Colombia Government
International Bond
7.75% 4/14/21	COP	1,182,000,000	684,379
*10.375% 1/28/33	USD	310,000	467,325
Republic of Colombia
9.85% 6/28/27	COP	900,000,000	581,982
			1,733,686
Croatia – 0.09%
Croatia Government
International Bond
6.625% 7/14/20	USD	181,000	187,109
# Croatia Government
International
Bond 144A
*6.375% 3/24/21		414,000	415,275
*6.75% 11/5/19		287,000	301,122
			903,506
France – 0.09%
France Government
Bond O.A.T.
3.75% 4/25/17	EUR	590,000	862,635
			862,635
Germany – 0.02%
Deutschland Republic
2.25% 9/4/20	EUR	192,000	249,158
			249,158

	Principal		Value
	Amount°		(U.S. $)
Sovereign Bonds (continued)
Indonesia – 0.20%
Indonesia Treasury Bond
10.50% 8/15/30	IDR	2,594,000,000	$330,377
11.00% 11/15/20	IDR	11,954,000,000	1,645,591
			1,975,968
Italy – 0.10%
Italy Buoni Poliennali
Del Tesoro
4.25% 3/1/20	EUR	706,000	974,310
			974,310
Lithuania – 0.05%
*# Lithuania Government
International
Bond 144A
6.125% 3/9/21	USD	467,000	479,142
			479,142
Mexico – 0.40%
Mexican Bonos
7.50% 6/3/27	MXN	13,073,000	1,038,733
7.75% 12/14/17	MXN	18,165,000	1,579,824
8.50% 12/13/18	MXN	10,731,400	967,341
Mexico Government
International Bond
5.95% 3/19/19	USD	332,000	371,674
			3,957,572
New Zealand – 0.05%
New Zealand
Government Bond
6.00% 5/15/21	NZD	610,000	477,464
			477,464
Norway – 1.22%
Norway
Government Bond
3.75% 5/25/21	NOK	2,484,000	446,668
4.50% 5/22/19	NOK	29,886,000	5,700,421
5.00% 5/15/15	NOK	25,050,000	4,823,195
6.50% 5/15/13	NOK	6,000,000	1,165,829
			12,136,113
Panama – 0.18%
Panama Government
International Bond
6.70% 1/26/36	USD	302,000	340,505
7.125% 1/29/26		340,000	405,110
7.25% 3/15/15		355,000	414,463
8.875% 9/30/27		451,000	611,105
			1,771,183
Peru – 0.18%
Peruvian Government
International Bond
*7.125% 3/30/19		1,218,000	1,443,330
7.35% 7/21/25		299,000	356,857
			1,800,187
Philippines – 0.32%
Philippine Government
International Bond
4.95% 1/15/21	PHP	56,000,000	1,269,757
6.25% 1/14/36	PHP	14,000,000	306,535
6.375% 10/23/34	USD	680,000	719,100
6.50% 1/20/20		400,000	454,500
9.375% 1/18/17		333,000	429,154
			3,179,046
Poland – 0.25%
Poland
Government Bond
5.00% 10/24/13	PLN	540,000	189,617
5.50% 4/25/15	PLN	1,770,000	620,528
5.50% 10/25/19	PLN	2,725,000	917,847
Poland Government
International Bond
6.375% 7/15/19	USD	715,000	799,184
			2,527,176
Qatar – 0.29%
Qatar Government
International Bond
4.00% 1/20/15		2,800,000	2,905,000
			2,905,000
Republic of Korea – 0.10%
@ Korea Treasury Inflation-
Linked Bond
2.75% 6/10/20	KRW	683,361,954	701,386
Republic of Korea
4.25% 12/7/21	EUR	220,000	287,948
			989,334
Russia – 0.21%
Russia Eurobond
7.50% 3/31/30	USD	899,600	1,050,850
# Russia Eurobond 144A
7.50% 3/31/30		296,245	347,644
# Russian Eurobond 144A
7.85% 3/10/18	RUB	20,000,000	719,534
			2,118,028
South Africa – 0.26%
South Africa
Government Bond
7.25% 1/15/20	ZAR	9,048,000	1,225,364
South Africa
Government Bond
Inflation-Linked
2.75% 1/31/22	ZAR	3,638,705	542,986
South Africa
Government
International Bond
5.50% 3/9/20	USD	304,000	323,380
6.50% 6/2/14		495,000	555,638
			2,647,368

(continues)       59

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
	Sovereign Bonds (continued)
	Sweden – 0.18%
	Sweden
	Government Bond
	5.00% 12/1/20	SEK	9,910,000	$1,780,838
				1,780,838
	Turkey – 0.17%
	Turkey
	Government Bond
	4.00% 4/29/15	TRY	1,396,032	972,229
	Turkey Government
	International Bond
	5.625% 3/30/21	USD	720,000	738,000
				1,710,229
	United Kingdom – 0.25%
	United Kingdom Gilt
	4.50% 3/7/19	GBP	515,000	887,102
	4.75% 3/7/20	GBP	910,500	1,589,348
				2,476,450
	Uruguay – 0.09%
	Uruguay Government
	International Bond
	8.00% 11/18/22	USD	724,000	905,000
				905,000
	Total Sovereign Bonds
	(cost $84,354,357)			87,002,288

	Supranational Banks – 0.32%
	European
	Investment Bank
	9.00% 12/21/18	ZAR	8,200,000	1,210,768
	International Bank for
	Reconstruction &
	Development
	3.375% 4/30/15	NOK	3,970,000	707,589
	3.625% 6/22/20	NOK	4,020,000	696,402
	6.00% 2/15/17	AUD	530,000	553,842
	Total Supranational Banks
	(cost $2,812,455)			3,168,601

U.S. Treasury Obligations – 6.64%
∞	U.S. Treasury Bond
	4.25% 11/15/40	USD	420,000	401,756
	U.S. Treasury Inflation
	Index Notes
	0.50% 4/15/15		1,209,278	1,256,705
	2.375% 4/15/11		776,657	779,388
	3.00% 7/15/12		489,928	525,142
	3.375% 1/15/12		620,120	650,254
	U.S. Treasury Notes
	*1.25% 3/15/14		135,000	134,979
	2.25% 3/31/16		39,070,000	39,121,845
	*2.625% 11/15/20		5,900,000	5,506,358
	3.625% 8/15/19		7,100,000	7,340,733
	3.625% 2/15/20		6,200,000	6,369,533
	*3.625% 2/15/21		3,990,000	4,047,356
	Total U.S. Treasury Obligations
	(cost $66,353,874)			66,134,049

		Number of
		Shares
	Common Stock – 0.00%
=†	Century Communications		1,975,000	0
†	Delta Air Lines		23	225
†	GenOn Energy		343	1,307
=∏†	PT Holdings		295	3
	Total Common Stock
	(cost $253,205)			1,535

Convertible Preferred Stock – 0.09%
*	Apache 6.00% exercise
	price $109.12, expiration
	date 8/1/13		4,000	283,440
	Bank of America
	7.25% exercise price
	$50.00, expiration
	date 12/31/49		135	136,553
#	Chesapeake Energy 144A
	5.75% exercise price
	$27.94, expiration
	date 12/31/49		158	213,695
	HealthSouth 6.50% exercise
	price $30.50, expiration
	date 12/31/49		241	254,014
	Total Convertible Preferred
	Stock (cost $845,538)			887,702

	Preferred Stock – 0.37%
	Alabama Power 5.625%		19,190	456,962
•	Ally Financial 8.25%		10,000	249,615
#	GMAC 144A 7.00%		1,900	1,768,068
•	GMAC Capital Trust I
	8.125%		12,000	306,618
†	PNC Financial Services
	Group 8.25%		875,000	932,285
=†	PT Holdings		59	0
	Total Preferred Stock
	(cost $3,717,413)			3,713,548

	Warrant – 0.00%
=∏@†	Port Townsend		59	1
	Total Warrant (cost $1,416)			1

	Principal		Value
	Amount°		(U.S. $)
≠Short-Term Investments – 10.18%
Discount Notes – 7.09%
Federal Home Loan Bank
0.001% 4/1/11	USD	4,427,676	$4,427,676
0.001% 4/1/11		28,343,817	28,343,817
0.001% 4/14/11		2,282,499	2,282,490
0.01% 4/18/11		1,460,799	1,460,792
0.02% 4/27/11		11,037,023	11,036,946
0.03% 5/3/11		4,564,998	4,564,833
0.037% 5/23/11		5,843,197	5,842,858
0.04% 5/9/11		3,743,298	3,743,141
0.05% 5/16/11		4,564,998	4,564,769
0.06% 6/7/11		4,336,748	4,336,102
			70,603,424
U.S. Treasury Obligations – 3.09%
U.S. Treasury Bills
0.00% 4/28/11		4,716,556	4,716,404
0.09% 4/14/11		300,000	299,997
0.13% 4/15/11		800,000	799,992
0.16% 4/7/11		700,000	699,998
0.16% 9/1/11		1,100,000	1,099,370
0.16% 9/15/11		21,500,000	21,485,057
0.26% 9/22/11		1,700,000	1,698,727
			30,799,545
Total Short-Term Investments
(cost $101,402,799)			101,402,969

Total Value of Securities
Before Securities
Lending Collateral – 104.08%
(cost $1,013,583,999)			1,036,801,142

	Number of
	Shares
Securities Lending Collateral** – 5.39%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund		549,788	531,590
Delaware Investments
Collateral Fund No.1		53,188,267	53,188,267
†@Mellon GSL Reinvestment
Trust II		1,198,247	0
Total Securities Lending Collateral
(cost $54,936,302)			53,719,857

Total Value of Securities – 109.47%
(cost $1,068,520,301)			1,090,520,999 ©
Obligation to Return Securities
Lending Collateral** – (5.52%)			(54,936,302)
Liabilities Net of Receivables
and Other Assets – (3.95%)			(39,370,118)
Net Assets Applicable to
104,336,922 Shares
Outstanding – 100.00%			$996,214,579

Net Asset Value – Optimum Fixed Income Fund
Class A ($39,758,018 / 4,163,802 Shares)			$9.55
Net Asset Value – Optimum Fixed Income Fund
Class B ($4,714,329 / 494,027 Shares)			$9.54
Net Asset Value – Optimum Fixed Income Fund
Class C ($159,758,741 / 16,741,497 Shares)			$9.54
Net Asset Value – Optimum Fixed Income Fund
Institutional Class ($791,983,491 / 82,937,596 Shares)			$9.55

Components of Net Assets at March 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)			$970,655,311
Undistributed net investment income			12,498,004
Accumulated net realized loss on investments			(7,720,181)
Net unrealized appreciation of investments and
foreign currencies			20,781,445
Total net assets			$996,214,579

°Principal amount shown is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CHF — Swiss Franc
CLP — Chilean Peso
CNY — China Renminbi
COP — Colombian Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
IDR — Indonesian Rupiah
INR — Indian Rupee
JPY — Japanese Yen
KRW — South Korean Won
MXN — Mexican Peso
MYR — Malaysian Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
PHP — Philippine Peso
PLN — Polish Zloty
RUB — Russian Ruble
SEK — Swedish Krona
SGD — Singapore Dollar
TRY — Turkish Lira
TWD — Taiwan Dollar
USD — United States Dollar
ZAR — South African Rand

(continues)       61

Statements of net assets

Optimum Fixed Income Fund

•	Variable rate security. The rate shown is the rate as of March 31, 2011. Interest rates reset periodically.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
@	Illiquid security. At March 31, 2011, the aggregate amount of illiquid securities was $31,316,275, which represented 3.14% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2011, the aggregate amount of Rule 144A securities was $136,949,787, which represented 13.75% of the Fund’s net assets. See Note 9 in ”Notes to financial statements.”
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
*	Fully or partially on loan.
ϕ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at March 31, 2011.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2011, the aggregate amount of fair valued securities was $39,348, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
‡	Non-income producing security. Security is currently in default.
∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At March 31, 2011, the aggregate amount of restricted securities was $255,067, which represented 0.03% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
§	Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
Δ	Securities have been classified by country of origin.
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at March 31, 2011.
∞	Fully or partially pledged as collateral for futures contracts.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements.”
©	Includes $55,412,328 of securities loaned.

Summary of Abbreviations:
ARM — Adjustable Rate Mortgage
BAML — Bank of America Merrill Lynch
BCLY — Barclays Bank
CDS — Credit Default Swap
CDO — Collateralized Debt Obligation
CITI — Citigroup Global Markets
FDIC — Federal Deposit Insurance Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
GNMA — Government National Mortgage Association
GSC — Goldman Sachs & Co.
GSMPS — Goldman Sachs Reperforming Mortgage Securities
HSBC — Hong Kong Shanghai Bank
HY — High Yield
JPMC — JPMorgan Chase Bank
MASTR — Mortgage Asset Securitization Transactions, Inc.
MSC — Morgan Stanley Capital
NATL-RE — Insured by National Public Finance Guarantee Corporation
NCUA — National Credit Union Administration
O.A.T — Obligations Assimilables du Trésor
PIK — Pay-in-kind
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
yr — Year

Net Asset Value and Offering Price Per Share –
Optimum Fixed Income Fund
Net asset value Class A (A)	$9.55
Sales charge (4.50% of offering price) (B)	0.45
Offering price	$10.00

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

1 The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at March 31, 2011:

Foreign Currency Exchange Contracts
						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BAML	AUD	(2,648,848)	USD	2,610,000	4/8/11	$(129,113)
BAML	EUR	(631,234)	USD	873,217	4/8/11	(21,234)
BAML	MXN	2,476,787	USD	(204,185)	4/8/11	3,843
BCLY	EUR	(748,425)	USD	1,035,423	4/8/11	(25,086)
CITI	AUD	(107,000)	USD	110,445	4/1/11	(296)
CITI	AUD	(4,124,624)	USD	4,147,000	4/8/11	(118,179)
CITI	AUD	107,000	USD	(110,064)	4/29/11	296
CITI	BRL	2,521,645	USD	(1,509,063)	4/4/11	34,599
CITI	BRL	(3,131,305)	USD	1,848,574	6/2/11	(43,602)
CITI	EUR	30,879	USD	(43,608)	4/1/11	154
CITI	EUR	(20,409,000)	USD	27,560,193	4/19/11	(1,353,144)
CITI	EUR	7,800,000	USD	(11,064,066)	5/2/11	(16,580)
CITI	IDR	19,538,840,000	USD	(2,188,000)	7/27/11	10,372
CITI	IDR	18,916,900,000	USD	(2,084,966)	1/31/12	(26,880)
CITI	INR	51,186,580	USD	(1,092,843)	8/12/11	27,593
CITI	JPY	77,620,704	USD	(948,317)	4/8/11	(15,053)
CITI	JPY	(371,000,000)	USD	4,511,214	4/14/11	50,381
CITI	KRW	5,006,545,519	USD	(4,452,241)	8/12/11	75,851
CITI	MYR	4,710,000	USD	(1,527,184)	8/11/11	14,728
CITI	NOK	(10,990,000)	USD	1,987,737	5/5/11	4,175
GSC	GBP	(1,267,950)	USD	2,068,369	4/8/11	34,628
HSBC	AUD	(4,219,963)	USD	4,147,000	4/8/11	(216,767)
HSBC	EUR	(1,404,792)	USD	1,943,319	4/8/11	(47,255)
JPMC	AUD	(3,000,000)	USD	2,963,829	4/29/11	(130,380)
JPMC	BRL	(2,521,645)	USD	1,483,321	4/4/11	(60,342)
JPMC	BRL	(11,817,350)	USD	6,928,965	6/2/11	(211,989)
JPMC	CAD	(3,615,000)	USD	3,699,868	6/20/11	(21,458)
JPMC	CLP	385,515,000	USD	(807,361)	4/8/11	152
JPMC	EUR	(1,071,867)	USD	1,480,570	4/8/11	(38,253)
JPMC	EUR	(4,101,000)	USD	5,677,629	4/19/11	(132,240)
JPMC	IDR	893,187,000	USD	(97,308)	7/27/11	3,187
JPMC	INR	(50,652,200)	USD	1,094,000	8/12/11	(14,730)
JPMC	JPY	(651,904,000)	USD	7,819,126	4/14/11	(19,242)
JPMC	JPY	230,000,000	USD	(2,771,285)	5/6/11	(5,445)
JPMC	MYR	8,894,719	USD	(2,915,345)	4/8/11	22,047
JPMC	MYR	2,321,200	USD	(753,831)	8/11/11	6,061
JPMC	NOK	70,598,000	USD	(12,385,916)	5/5/11	356,168
JPMC	SGD	5,673,066	USD	(4,354,518)	6/9/11	146,590
JPMC	SGD	171,484	USD	(133,879)	9/9/11	2,213
JPMC	TWD	62,634,000	USD	(2,200,000)	1/11/12	(50,812)
MSC	AUD	1,300,377	USD	(1,275,215)	4/8/11	69,475
MSC	CHF	897,722	USD	(966,684)	4/8/11	10,743
MSC	CNY	49,500	USD	(7,437)	9/14/11	182
MSC	CNY	55,270,000	USD	(8,600,000)	9/8/15	580,660
MSC	EUR	(1,086,504)	USD	1,500,157	4/8/11	(39,405)
MSC	JPY	72,804,550	USD	(910,000)	4/8/11	(34,642)
MSC	KRW	1,211,659,950	USD	(1,081,138)	4/8/11	23,363
MSC	MXN	2,142,936	USD	(176,605)	4/8/11	3,382
MSC	MYR	(3,615,339)	USD	1,185,240	4/8/11	(8,689)
						$(1,299,973)

Futures Contract
				Unrealized
	Notional	Notional	Expiration	Appreciation
Contract to Buy	Cost	Value	Date	(Depreciation)
11 Euro-Bond	$1,856,983	$1,890,658	6/8/11	$33,675

Swap Contracts
CDS Contracts
			Annual		Unrealized
	Swap	Notional	Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BAML	CDX.NA.HY.16	$705,000	5.00%	6/20/16	$1,788
BAML	Kingdom of Spain
	5 yr CDS	1,951,000	1.00%	12/20/15	(87,197)
BCLY	CDX.NA.HY.16	395,000	5.00%	6/20/16	(227)
BCLY	ITRAXX Europe
	Subordinate
	Financials
	15.1 5 yr CDS	3,960,000	1.00%	6/20/16	22,497
	Kingdom of Spain
BCLY	5 yr CDS	1,462,000	1.00%	3/20/15	(18,466)
BCLY	5 yr CDS	730,000	1.00%	3/21/16	(30,953)
	United States of
	America
BCLY	5 yr CDS	1,706,000	0.25%	3/20/16	(8,239)
CITI	CDX.NA.HY.16	745,000	5.00%	6/20/16	(427)
CITI	Sara Lee 5 yr CDS	450,000	1.00%	3/20/16	(28,370)
GSC	CDX.NA.HY.16	395,000	5.00%	6/20/16	262
JPMC	CDX.NA.HY.16	215,000	5.00%	6/20/16	(123)
JPMC	ITRAXX Europe
	Subordinate
	Financials
	15.1 5 yr CDS	5,605,000	1.00%	6/20/16	31,842
JPMC	Penny (J.C.)
	5 yr CDS	715,000	1.00%	3/20/15	4,333
JPMC	Portuguese Republic
	5 yr CDS	1,648,000	1.00%	6/20/15	78,174
JPMC	Viacom 5 yr CDS	1,225,000	1.00%	9/20/15	(16,474)
MSC	CDX.NA.HY.16	285,000	5.00%	6/20/16	(164)
	Kingdom of Spain
MSC	5 yr CDS	521,000	1.00%	6/20/16	—
		$22,713,000			$(51,744)
	Protection Sold/Moody’s Rating:
CITI	MetLife 5 yr CDS/A	$350,000	5.00%	9/20/14	$25,065
JPMC	Comcast 5 yr CDS/Baa	1,225,000	1.00%	9/20/15	20,954
JPMC	Tyson Foods CDS/Ba	735,000	1.00%	3/20/16	14,152
		$2,310,000			$60,171
Total					$8,427

(continues)       63

Statements of net assets

Optimum Fixed Income Fund

Interest Rate Swap Contract
			Fixed		Unrealized
		Notional	Deal Receive	Maturity	Appreciation
Counterparty	Swap Referenced	Amount	Rate	Date	(Depreciation)
CITI	6-Month LIBOR	AUD 3,000,000	6.00%	6/15/11	$(4,150)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund

March 31, 2011

		Number of	Value
		Shares	(U.S. $)
Common Stock – 94.89%Δ
Australia – 5.25%
	Amcor	274,676	$2,007,279
	AMP	43,973	247,154
	Australia & New Zealand
	Banking Group	47,900	1,180,531
	BHP Billiton	38,700	1,865,118
	Foster’s Group	91,153	539,696
*†	Lynas	316,000	735,956
	Newcrest Mining	29,600	1,220,043
	QBE Insurance Group	127,500	2,332,003
	Telstra	972,518	2,838,762
	Wesfarmers	51,780	1,703,328
			14,669,870
Austria – 0.49%
	Erste Group Bank	9,800	494,502
	Voestalpine	18,900	887,390
			1,381,892
Belgium – 0.42%
w†	Ageas Strip VVPR	48,482	137
	Anheuser-Busch InBev	20,600	1,173,466
			1,173,603
Brazil – 1.03%
	BM&F Bovespa	105,200	763,720
	Cemig ADR	38,355	739,101
†	HRT Participacoes eM Petroleo	700	731,606
†	Hypermarcas	48,900	644,091
			2,878,518
Canada – 3.18%
	Barrick Gold	39,100	2,032,022
	Canadian National Railway	18,300	1,380,616
*	Canadian Natural Resources	14,500	716,925
	Magna International	9,000	431,190
*	Manulife Financial	47,300	838,092
*	Royal Bank of Canada	12,900	798,134
*	Sun Life Financial	25,100	788,776
	Suncor Energy	25,100	1,125,565
*	Toronto-Dominion Bank	8,600	761,015
			8,872,335
China/Hong Kong – 3.65%
†	AIA Group	327,100	1,007,089
	China Construction Bank Class H	1,736,300	1,627,173
*	China Merchants Bank Class H	336,000	930,826
	China Merchants Holdings
	International	194,700	822,211
	China Mobile	55,600	512,121
	China Resources Enterprise	120,600	489,910
	China Unicom Hong Kong	326,300	541,953
	CNOOC ADR	900	227,736
	Hang Seng Bank	22,400	361,676
	Hong Kong Exchanges & Clearing	32,700	710,422
†	Lentuo International ADR	19,800	96,624
*†	Melco Crown Entertainment ADR	88,000	668,800
	New World Development	315,600	557,450
*	REXLot Holdings	3,195,100	353,236
*	Sinopharm Group Class H	33,700	119,570
	Tencent Holdings	16,900	411,697
	Wharf Holdings	111,400	768,310
			10,206,804
Colombia – 0.34%
	Petrominerales	25,500	966,244
			966,244
Denmark – 0.88%
*	Carlsberg Class B	6,700	721,423
	FLSmidth	13,100	1,115,985
†	Pandora	12,100	617,511
			2,454,919
France – 10.11%
*	BNP Paribas	20,900	1,528,661
	Cap Gemini	12,500	726,049
*	Carrefour	68,737	3,043,216
	Cie de Saint-Gobain	32,899	2,014,410
	Danone	18,700	1,221,593
*	France Telecom	153,384	3,436,711
*	GDF Suez	24,100	981,942
w†	GDF Suez Strip VVPR	8,820	13
	LVMH Moet Hennessy Louis Vuitton	4,900	775,676
*	Sanofi-Aventis	54,205	3,800,636
*	Societe Generale	38,111	2,476,400
	Technip	13,900	1,482,356
*	Total	64,776	3,943,291
	Unibail-Rodamco	3,000	649,857
*	Vinci	34,761	2,172,265
			28,253,076
Germany – 6.30%
	BASF	10,900	944,304
	Bayer	11,600	902,530
	Bayerische Motoren Werke	12,200	1,017,680
	Deutsche Bank	18,900	1,116,402
	Deutsche Telekom	228,783	3,524,393
	Fresenius Medical Care	20,400	1,374,712
	Gerry Weber International	13,504	788,480
	K+S	13,800	1,046,319
†	Kabel Deutschland Holding	18,200	961,049
	Metro	10,600	725,278
	RWE	38,527	2,467,122
	SAP ADR	17,700	1,086,072
	Siemens	11,900	1,631,489
			17,585,830
Gilbraltar – 0.06%
*†	PartyGaming	53,100	170,355
			170,355

(continues)       65

Statements of net assets

Optimum International Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
India – 1.02%
	HDFC Bank	15,900	$837,332
	Housing Development Finance	47,400	746,142
	ICICI Bank	31,600	791,827
	Infosys Technologies	6,400	465,694
			2,840,995
Ireland – 0.98%
	Covidien	23,600	1,225,784
	Experian	121,519	1,504,849
			2,730,633
Italy – 2.70%
	Enel	124,800	786,702
	ENI	135,935	3,338,574
	Intesa Sanpaolo	1,153,217	3,412,500
			7,537,776
Japan – 16.40%
*	Astellas Pharma	85,700	3,173,502
	Bridgestone	46,100	966,063
	Canon	79,200	3,446,996
	Chiba Bank	124,200	695,849
*	Daiwa Office Investment	90	312,390
	Dena	16,800	606,961
*	Honda Motor	36,200	1,360,084
*	IHI	645,400	1,575,187
*	ITOCHU	69,800	730,938
	Japan Prime Realty Investment	110	297,036
	Japan Tobacco	330	1,192,245
	JGC	42,000	983,156
*	JSR	50,400	1,011,333
*	Kao	128,200	3,198,257
*	KDDI	282	1,746,078
*	Komatsu	16,200	550,225
*	Kubota	119,000	1,121,683
	Marubeni	112,300	808,749
*	Matsui Securities	23,200	126,076
	Mitsubishi Chemical Holdings	88,800	558,370
	Mitsui Fudosan	38,800	640,486
	ORIX	7,800	730,532
*	Secom	5,600	260,222
	Sekisui Chemical	82,600	646,500
	Seven & I Holdings	133,700	3,411,018
	Shin-Etsu Chemical	8,400	417,601
	SMC	5,100	839,423
*	Softbank	24,800	989,913
	Sumitomo Heavy Industries	201,700	1,316,779
*	Sumitomo Mitsui Financial Group	21,700	674,676
*	Takeda Pharmaceutical	72,000	3,358,702
	Teijin	137,200	613,627
	Tokio Marine Holdings	73,700	1,970,650
*	Toray Industries	108,500	789,210
	Toyota Motor	54,100	2,178,960
*	Trend Micro	11,600	308,915
	Yamato Holdings	42,500	659,152
*	Zeon	165,900	1,529,850
			45,797,394
Luxembourg – 0.22%
*	ArcelorMittal	17,100	618,165
			618,165
Malaysia – 0.60%
	CIMB Group Holdings	395,500	1,071,568
†	Petronas Chemicals Group	248,700	594,941
			1,666,509
Mexico – 0.47%
	Fomento Economico Mexicano ADR	14,300	839,410
	Grupo Modelo Class C	78,400	471,174
			1,310,584
Netherlands – 4.51%
†	Aegon	119,800	897,120
	Corio	2,400	167,887
†	ING Groep CVA	260,837	3,301,418
	Koninklijke Ahold	221,495	2,972,031
	Koninklijke DSM	10,900	669,725
	Koninklijke KPN	39,500	672,872
†	Randstad Holding	22,500	1,253,159
	Reed Elsevier	156,771	2,017,357
	VimpelCom ADR	33,700	475,844
	Wereldhave	1,500	160,200
			12,587,613
New Zealand – 0.16%
	Telecom Corp. of New Zealand	282,341	433,006
			433,006
Norway – 0.45%
	Aker Solutions	25,200	579,158
	Yara International	13,300	673,863
			1,253,021
Republic of Korea – 2.44%
	GS Engineering & Construction	9,100	954,400
	Hyundai Engineering & Construction	19,900	1,437,373
	Hyundai Marine & Fire Insurance	39,400	1,099,535
	Kia Motors	15,300	962,791
	KT ADR	36,000	703,080
	Samsung Electronics	1,060	900,976
	Samsung Life Insurance	8,000	751,482
			6,809,637
Russia – 0.59%
	LUKOIL ADR	14,700	1,053,255
=#@†	Mail.ru Group 144A GDR	2,900	86,855
	Rosneft Oil GDR	54,500	497,858
			1,637,968

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Singapore – 2.34%
CapitaLand	122,000	$319,384
Jardine Matheson Holdings	31,200	1,389,648
Singapore Telecommunications	1,014,100	2,429,560
Straits Asia Resources	304,500	606,319
United Overseas Bank	120,482	1,796,884
		6,541,795
South Africa – 0.45%
MTN Group	34,300	692,445
Naspers Class N	10,700	575,732
		1,268,177
Spain – 3.68%
* Banco Santander	102,250	1,187,092
* Iberdrola	424,965	3,695,470
Telefonica	215,993	5,407,349
		10,289,911
Switzerland – 5.04%
Adecco	12,900	848,296
Cie Financiere Richemont Class A	9,300	537,142
Julius Baer Group	20,900	906,994
Novartis	90,878	4,929,278
Roche Holding	5,200	742,776
Swiss Reinsurance	18,200	1,041,274
TE Connectivity	18,600	647,652
Xstrata	78,500	1,834,681
Zurich Financial Services	9,247	2,588,355
		14,076,448
Taiwan – 2.73%
AU Optronics ADR	64,423	565,634
Catcher Technology	295,600	1,462,670
† Chunghwa Telecom ADR	22,070	687,701
Hon Hai Precision Industry	188,164	659,102
Mega Financial Holding	665,600	524,014
Siliconware Precision Industries ADR	116,600	704,264
Taiwan Semiconductor
Manufacturing	819,269	1,967,026
Taiwan Semiconductor
Manufacturing ADR	87,700	1,068,186
		7,638,597
Thailand – 0.70%
Bangkok Bank Public	142,500	810,382
Banpu Public	28,900	728,114
Banpu Public Class F	16,400	416,439
		1,954,935
United Kingdom – 17.45%
Aegis Group	261,300	598,967
Barclays	257,300	1,145,546
† Barratt Developments	113,100	199,748
Bellway	16,000	178,633
BG Group	155,172	3,860,616
BP	344,543	2,509,174
Britvic	131,500	834,264
† Cairn Energy	74,100	549,270
Carnival	17,000	668,653
Compass Group	276,477	2,485,799
Cookson Group	104,300	1,153,586
GKN	134,900	434,734
GlaxoSmithKline	251,223	4,793,528
HSBC Holdings	244,407	2,513,061
Imperial Tobacco Group	46,300	1,431,180
Inchcape	95,420	530,211
*† International Consolidated
Airlines Group	311,900	1,135,724
Kazakhmys	29,600	661,890
National Grid	108,800	1,036,685
Persimmon	23,100	164,893
* Royal Dutch Shell Class A	189,758	6,896,582
Subsea 7	31,100	785,612
† Taylor Wimpey	330,800	215,544
Tesco	546,003	3,336,963
Tullow Oil	56,900	1,321,637
Unilever	131,257	4,000,438
Vodafone Group	1,309,451	3,707,365
Vodafone Group ADR	28,600	822,250
WPP Group	62,500	770,469
		48,743,022
United States – 0.25%
† NII Holdings	16,800	700,056
		700,056
Total Common Stock
(cost $246,719,407)		265,049,688

Preferred Stock – 1.15%
Brazil – 0.79%
Banco Bradesco 2.90%	60,000	1,226,246
Gol Linhas Aereas
Inteligentes 3.36%	71,600	962,825
		2,189,071
Germany – 0.36%
† Volkswagen	6,242	1,013,770
		1,013,770
Total Preferred Stock
(cost $2,866,898)		3,202,841

Warrant – 0.00%
Unione di Banche Italiane
SCpA CW11	20,000	26
Total Warrant (cost $0)		26

(continues)       67

Statements of net assets

Optimum International Fund

	Principal	Value
	Amount (U.S. $)	(U.S. $)
≠Short-Term Investments – 2.76%
Discount Notes – 2.60%
Federal Home Loan Bank
0.001% 4/1/11	$3,275,448	$3,275,448
0.001% 4/1/11	372,526	372,526
0.001% 4/14/11	218,363	218,362
0.010% 4/18/11	139,752	139,752
0.020% 4/27/11	1,055,895	1,055,888
0.030% 5/3/11	436,726	436,711
0.037% 5/23/11	559,010	558,977
0.040% 5/9/11	358,116	358,101
0.050% 5/16/11	436,726	436,705
0.060% 6/7/11	414,890	414,828
		7,267,298
U.S. Treasury Obligation – 0.16%
U.S. Treasury Bill 0.00% 4/28/11	451,226	451,211
		451,211
Total Short-Term Investments
(cost $7,718,551)		7,718,509

Total Value of Securities Before Securities
Lending Collateral – 98.80%
(cost $257,304,856)		275,971,064

	Number of
	Shares
Securities Lending Collateral** – 9.82%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	267,623	258,765
Delaware Investments
Collateral Fund No.1	27,166,216	27,166,216
@†Mellon GSL Reinvestment Trust II	620,609	0
Total Securities Lending Collateral
(cost $28,054,448)		27,424,981

Total Value of Securities – 108.62%
(cost $285,359,304)		303,396,045 ©
Obligation to Return Securities
Lending Collateral** – (10.05%)		(28,054,448)
Receivables and Other Assets
Net of Liabilities – 1.43%		3,989,888
Net Assets Applicable to 24,841,645
Shares Outstanding – 100.00%		$279,331,485

Net Asset Value – Optimum International Fund
Class A ($11,189,390 / 999,081 Shares)	$ 11.20
Net Asset Value – Optimum International Fund
Class B ($1,868,226 / 170,781 Shares)	$ 10.94
Net Asset Value – Optimum International Fund
Class C ($39,761,560 / 3,632,843 Shares)	$ 10.95
Net Asset Value – Optimum International Fund
Institutional Class ($226,512,309 / 20,038,940 Shares)	$ 11.30

Components of Net Assets at March 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)	$311,851,587
Undistributed net investment income	2,625,593
Accumulated net realized loss on investments	(53,281,660)
Net unrealized appreciation of investments
and foreign currencies	18,135,965
Total net assets	$279,331,485

Δ	Securities have been classified by country of origin. Classification by type of business has been presented in page 37 in “Security type/country/sector allocations.”
*	Fully or partially on loan.
†	Non income producing security.
w	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2011, the aggregate amount of fair valued securities was $86,855, which represented 0.03% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2011, the aggregate amount of Rule 144A securities was $86,855, which represented 0.03% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
@	Illiquid security. At March 31, 2011, the aggregate amount of illiquid securities was $86,855, which represented 0.03% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements.”
©	Includes $26,012,247 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
AUD — Australian Dollar
BRL — Brazilian Real
CITI — Citigroup Global Markets
CVA — Dutch Certificate
DB — Deutsche Bank
EUR — European Monetary Unit
GBP — British Pound Sterling
GDR — Global Depositary Receipts
HKD — Hong Kong Dollar
JPY — Japanese Yen
MNB — Mellon National Bank
MSC — Morgan Stanley Capital
NOK — Norwegian Kroner
SCpA — Italian Joint Stock Company
SEK — Swedish Krona
STRIP VVPR — Dividend Coupon
USD — United States Dollar

Net Asset Value and Offering Price Per Share –
Optimum International Fund
Net asset value Class A (A)	$11.20
Sales charge (5.75% of offering price) (B)	0.68
Offering price	$11.88

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $75,000 or more.

The following foreign currency exchange contracts were outstanding at March 31, 20111:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settle	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
CITI	AUD	1,510,000	USD	(1,498,909)	4/14/11	$61,392
CITI	EUR	255,000	USD	(359,189)	4/1/11	2,190
CITI	EUR	179,000	USD	(252,788)	4/4/11	872
CITI	GBP	(500,000)	USD	802,927	4/4/11	912
CITI	JPY	(36,439,000)	USD	442,600	4/1/11	4,497
CITI	JPY	(12,996,000)	USD	156,542	4/4/11	290
CITI	JPY	(16,147,000)	USD	194,919	4/5/11	780
CITI	JPY	(300,583,900)	USD	3,708,658	4/14/11	94,495
CITI	NOK	(1,010,000)	USD	182,867	4/5/11	284
CITI	SEK	(4,601,000)	USD	730,101	4/5/11	1,480
DB	EUR	(149,000)	USD	209,912	4/1/11	(1,247)
DB	NOK	(499,000)	USD	88,857	4/1/11	(1,369)
DB	NOK	(1,890,000)	USD	339,105	4/4/11	(2,578)
DB	SEK	(2,025,000)	USD	320,350	4/4/11	(347)
MNB	AUD	(66,243)	USD	68,251	4/4/11	(283)
MNB	AUD	77,619	USD	(80,258)	4/5/11	36
MNB	AUD	(2,223,500)	USD 2,211,982		4/28/11	(81,624)
MNB	BRL	145,655	USD	(89,535)	4/1/11	(319)
MNB	BRL	285,053	USD	(175,872)	4/4/11	(1,372)
MNB	JPY	11,082,763	USD	(134,909)	4/1/11	(1,662)
MNB	JPY	7,403,706	USD	(89,105)	4/4/11	(89)
MSC	HKD	1,504,000	USD	(193,153)	4/1/11	192
MSC	HKD	(1,800,000)	USD	231,301	4/4/11	(102)
MSC	JPY	(2,818,000)	USD	34,812	4/14/11	929
						$77,357

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

(continues)       69

Statements of net assets

Optimum Large Cap Growth Fund
March 31, 2011

		Number of	Value
		Shares	(U.S. $)
Common Stock – 97.95%²
Consumer Discretionary – 21.12%
	Abercrombie & Fitch Class A	16,800	$986,160
†	Amazon.com	104,137	18,758,197
*†	AutoZone	2,300	629,188
	BMW ADR	174,100	4,842,592
†	CarMax	37,800	1,213,380
	Carnival (United Kingdom)	28,600	1,124,910
	CBS Class B	41,400	1,036,656
*†	Chipotle Mexican Grill	3,700	1,007,769
	Cie Financiere Richemont ADR	861,220	4,994,043
	Coach	42,500	2,211,700
	Costco Wholesale	19,200	1,407,744
*†	Discovery Communications Class A	14,600	582,540
	Disney (Walt)	79,550	3,427,810
†	eBay	122,900	3,814,816
	Estee Lauder Class A	35,956	3,464,720
*	Expedia	81,550	1,847,923
*	Fastenal	32,000	2,074,560
*†	Focus Media Holding ADR	199,225	6,110,231
†	Fossil	4,300	402,695
†	General Motors	20,700	642,321
†	Hanesbrands	11,750	317,720
*†	Hertz Global Holdings	211,100	3,299,493
*	Home Depot	43,050	1,595,433
*†	IAC/InterActiveCorp	32,050	990,025
	Johnson Controls	18,700	777,359
	Kohl’s	45,300	2,402,712
†	Las Vegas Sands	23,400	987,948
	Lear	30,700	1,500,309
	Li & Fung (China)
	(Hong Kong Exchange)	278,000	1,424,147
†	Liberty Media Interactive Class A	67,300	1,079,492
	Lowe’s	229,950	6,077,579
*	Marriott International Class A	49,380	1,756,940
	McDonald’s	93,334	7,101,783
*†	MGM Resorts International	17,400	228,810
*†	NetFlix	1,000	237,330
*	NIKE Class B	107,587	8,144,335
†	O’Reilly Automotive	12,000	689,520
	Phillips-Van Heusen	51,550	3,352,297
†	priceline.com	19,096	9,670,977
	Ross Stores	9,900	704,088
*†	Royal Caribbean Cruises	20,900	862,334
	Starbucks	177,682	6,565,350
*	Starwood Hotels &
	Resorts Worldwide	24,600	1,429,752
*	Tiffany & Co	68,815	4,227,994
	Time Warner	137,934	4,924,244
	TJX	124,642	6,198,447
*†	United Continental Holdings	114,350	2,628,907
†	VistaPrint (Netherlands)	33,600	1,743,840
	Wal-Mart Stores	41,300	2,149,665
†	Warnaco Group	4,950	283,091
	Western Union	62,300	1,293,971
	Wyndham Worldwide	104,800	3,333,688
	Wynn Resorts	48,405	6,159,536
	Yum Brands	97,073	4,987,611
			159,706,682
Consumer Staples – 1.78%
	CVS Caremark	82,000	2,814,240
*†	Green Mountain Coffee Roasters	13,100	846,391
	PepsiCo	53,550	3,449,156
	Philip Morris International	34,400	2,257,672
	Procter & Gamble	57,602	3,548,283
	Whole Foods Market	8,600	566,740
			13,482,482
Energy – 10.73%
†	Alpha Natural Resources	8,000	474,960
†	Anadarko Petroleum	92,955	7,614,874
	Baker Hughes	76,950	5,650,439
*†	Cameron International	28,600	1,633,060
	Chevron	20,600	2,213,058
	Cimarex Energy	6,900	795,156
	ConocoPhillips	101,600	8,113,775
*†	Continental Resources	40,121	2,867,448
	Devon Energy	40,900	3,753,393
	EOG Resources	67,734	8,027,156
*†	FMC Technologies	16,200	1,530,576
	Halliburton	166,989	8,322,731
	National Oilwell Varco	22,650	1,795,466
	Nexen (Canada)	138,448	3,450,124
	Occidental Petroleum	37,644	3,933,422
	Peabody Energy	74,100	5,332,236
*†	Petrohawk Energy	17,300	424,542
	Royal Dutch Shell ADR	90,700	6,608,402
	Schlumberger	36,300	3,385,338
	Suncor Energy (Canada)	48,200	2,161,288
	Walter Energy	3,700	501,091
	Williams	81,100	2,528,698
			81,117,233
Financial Services – 9.91%
	American Express	53,300	2,409,160
	BlackRock	18,350	3,688,534
	BM&FBovespa (Brazil)	224,450	1,629,439
†	CB Richard Ellis Group Class A	24,400	651,480
†	Citigroup	1,855,422	8,200,965
	CME Group	6,750	2,035,463
	Discover Financial Services	22,500	542,700
	Franklin Resources	22,600	2,826,808
	Goldman Sachs Group	42,539	6,741,155
†	Hutchison Port Holdings
	Trust (Singapore)	3,400,000	3,366,000
†	IntercontinentalExchange	12,500	1,544,250
	Invesco	63,100	1,612,836

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Financial Services (continued)
	JPMorgan Chase	154,300	$7,113,230
	Lazard Class A (Bermuda)	35,950	1,494,801
	MasterCard Class A	23,300	5,865,076
	MetLife	73,700	3,296,601
	Northern Trust	17,900	908,425
	PNC Financial Services Group	86,355	5,439,501
	U.S. Bancorp	346,479	9,157,439
†	Verisk Analytics Class A	29,400	963,144
	Visa Class A	27,000	1,987,740
	Wells Fargo	109,788	3,480,280
			74,955,027
Healthcare – 6.17%
	Aetna	117,450	4,396,154
†	Alexion Pharmaceuticals	3,300	325,644
	Allergan	56,900	4,041,038
	AmerisourceBergen	12,300	486,588
*†	Auxilium Pharmaceuticals	25,300	543,191
†	Celgene	12,300	707,619
	CIGNA	41,450	1,835,406
*	Covidien (Ireland)	91,950	4,775,882
†	Edwards Lifesciences	11,300	983,100
†	Express Scripts	85,950	4,779,679
*†	Human Genome Sciences	111,000	3,046,950
*†	Illumina	13,900	973,973
*†	Insulet	58,950	1,215,549
	McKesson	50,950	4,027,598
	Mead Johnson Nutrition	34,877	2,020,425
	Pfizer	150,034	3,047,191
*	Stryker	20,300	1,234,240
†	Thermo Fisher Scientific	103,650	5,757,757
	Universal Health Services Class B	50,050	2,472,971
			46,670,955
Materials & Processing – 9.59%
	Agnico-Eagle Mines (Canada)	8,600	570,610
	Air Products & Chemicals	9,300	838,674
	BHP Billiton ADR	24,647	1,961,901
	BHP Billiton (Australia)	39,750	1,915,722
	Celanese Class A	37,300	1,655,001
*	Cliffs Natural Resources	37,050	3,641,274
	Dow Chemical	263,546	9,948,862
	Freeport-McMoRan Copper & Gold	128,977	7,164,672
	International Paper	7,350	221,823
*†	Molycorp	46,900	2,814,938
	Monsanto	114,553	8,277,600
	Mosaic	32,600	2,567,250
	Potash Corp. of Saskatchewan
	(Canada)	19,600	1,155,028
*	PPG Industries	71,696	6,826,176
	Praxair	122,456	12,441,529
	Precision Castparts	46,185	6,797,508
†	Stillwater Mining	99,100	2,272,363
	Yamana Gold (Canada)	115,550	1,422,421
			72,493,352
Producer Durables – 13.60%
	3M	46,250	4,324,375
†	Agilent Technologies	52,052	2,330,889
†	Babcock & Wilcox	17,100	570,798
	Boeing	21,400	1,582,102
	Caterpillar	41,200	4,587,620
	Cooper Industries	12,500	811,250
	CSX	58,300	4,582,380
	Cummins	74,069	8,119,444
	Danaher	203,629	10,568,344
	Deere	29,800	2,887,322
	Eaton	85,443	4,736,960
	Emerson Electric	20,100	1,174,443
	Expeditors International of Washington	23,100	1,158,234
	FedEx	67,550	6,319,303
	Fluor	8,062	593,847
	General Dynamics	61,090	4,677,050
	Goodrich	23,000	1,967,190
*	Grainger (W.W.)	7,800	1,073,904
*	Ingersoll-Rand (Ireland)	89,250	4,311,668
	Joy Global	10,700	1,057,267
†	McDermott International	33,900	860,721
*	PACCAR	21,800	1,141,230
*	Republic Services	70,350	2,113,314
*	Rockwell Automation	34,092	3,226,808
	Rockwell Collins	28,200	1,828,206
	Roper Industries	10,300	890,538
	Stanley Black & Decker	22,250	1,704,350
*	Textron	23,500	643,665
	Towers Watson Class A	27,000	1,497,420
	Tyco International (Switzerland)	103,750	4,644,888
	Union Pacific	92,784	9,123,450
	United Parcel Service Class B	104,250	7,747,860
			102,856,840
Technology – 25.05%
	Accenture Class A (Ireland)	36,700	2,017,399
*†	Acme Packet	16,478	1,169,279
	Altera	44,350	1,952,287
†	American Tower Class A	88,000	4,560,160
†	Apple	132,823	46,282,173
†	Autodesk	7,900	348,469
	Avago Technologies (Singapore)	50,500	1,570,550
†	Baidu ADR	103,878	14,315,427
	Broadcom Class A	72,000	2,835,360
*†	Ciena	15,650	406,274
	Cisco Systems	62,250	1,067,588
	Corning	202,500	4,177,575
(continues)       71

Statements of net assets

Optimum Large Cap Growth Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Technology (continued)
†	Crown Castle International	89,100	$3,791,205
*†	Ctrip.com International ADR	25,500	1,057,995
*†	Dolby Laboratories Class A	27,500	1,353,275
*†	EMC	234,000	6,212,700
†	F5 Networks	21,365	2,191,408
=@†	Facebook Class B	26,801	670,025
†	Google Class A	26,900	15,769,048
*†	GSI Commerce	107,400	3,143,598
	Hewlett-Packard	176,550	7,233,254
	International Business Machines	34,500	5,625,915
†	Juniper Networks	65,500	2,756,240
†	Lam Research	50,900	2,883,994
=@#†	Mail.ru Group 144A GDR	6,600	197,670
†	Marvell Technology Group (Bermuda)	82,450	1,282,098
†	Mentor Graphics	12,750	186,533
†	NetApp	19,900	958,782
†	NICE Systems ADR	45,250	1,671,535
†	Nuance Communications	3,600	70,416
†	NXP Semiconductors (Netherlands)	72,700	2,178,456
*†	ON Semiconductor	80,500	794,535
	Oracle	589,025	19,655,763
	QUALCOMM	187,000	10,253,210
†	Red Hat	9,800	444,822
*†	Rovi	20,100	1,078,365
*†	salesforce.com	32,077	4,284,846
	Samsung Electronics (Republic
	of Korea)	971	825,328
†	SanDisk	10,300	474,727
*†	Sina (China) (Hong Kong
	Exchange)	16,950	1,814,328
*†	Skyworks Solutions	55,050	1,784,721
*	Tencent Holdings (China) (Hong
	Kong Exchange)	67,500	1,644,352
	Texas Instruments	104,000	3,594,240
†	Trimble Navigation	14,700	742,938
†	Yahoo	77,350	1,287,878
*†	Youku.com ADR	15,689	745,384
			189,362,125
Total Common Stock
	(cost $595,077,782)		740,644,696

Exchange-Traded Funds – 0.32%
†	ETFS Palladium Trust	38	2,889
*†	SPDR Gold Trust	17,250	2,411,895
Total Exchange-Traded Funds
(cost $2,084,423)			2,414,784

Preferred Stock – 0.14%
	Wells Fargo 8.00%	38,550	1,082,484
Total Preferred Stock
(cost $741,030)			1,082,484

		Principal
		Amount (U.S. $)
≠Short-Term Investments – 1.33%
Discount Notes – 1.25%
	Federal Home Loan Bank
	0.001% 4/1/11	$4,277,790	4,277,790
	0.001% 4/1/11	418,322	418,322
	0.001% 4/14/11	285,186	285,185
	0.010% 4/18/11	182,519	182,518
	0.020% 4/27/11	1,379,017	1,379,007
	0.030% 5/3/11	570,372	570,352
	0.037% 5/23/11	730,076	730,034
	0.040% 5/9/11	467,705	467,685
	0.050% 5/16/11	570,372	570,344
	0.060% 6/7/11	541,853	541,773
			9,423,010
U.S. Treasury Obligation – 0.08%
	U.S. Treasury Bill 0.00% 4/28/11	589,308	589,290
			589,290
Total Short-Term Investments
(cost $10,012,353)			10,012,300
Total Value of Securities Before Securities
Lending Collateral – 99.74%
(cost $607,915,588)			754,154,264

		Number of
		Shares
Securities Lending Collateral** – 9.21%
	Investment Companies
	BNY Mellon SL DBT II
	Liquidating Fund	737,706	713,288
	Delaware Investments
	Collateral Fund No.1	68,937,066	68,937,066
	@†Mellon GSL Reinvestment Trust II	999,997	0
Total Securities Lending Collateral
	(cost $70,674,769)		69,650,354
Total Value of Securities – 108.95%
	(cost $678,590,357)		823,804,618 ©
Obligation to Return Securities
	Lending Collateral** – (9.35%)		(70,674,769)
Receivables and Other Assets
	Net of Liabilities – 0.40%		3,006,868
Net Assets Applicable to 60,170,233
	Shares Outstanding – 100.00%		$756,136,717

Net Asset Value – Optimum Large Cap Growth Fund
	Class A ($35,359,358 / 2,843,727 Shares)		$12.43
Net Asset Value – Optimum Large Cap Growth Fund
	Class B ($5,380,483 / 455,143 Shares)		$11.82
Net Asset Value – Optimum Large Cap Growth Fund
	Class C ($128,256,424 / 10,852,645 Shares)		$11.82
Net Asset Value – Optimum Large Cap Growth Fund
	Institutional Class ($587,140,452 / 46,018,718 Shares)		$12.76

Components of Net Assets at March 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)	$717,849,287
Accumulated net investment loss	(19,646)
Accumulated net realized loss on investments	(106,955,338)
Net unrealized appreciation of investments
and foreign currencies	145,262,414
Total net assets	$756,136,717

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
*	Fully or partially on loan.
=
Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2011, the aggregate amount of fair valued securities was $867,695, which represented 0.11% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

@	Illiquid security. At March 31, 2011, the aggregate amount of illiquid securities was $867,695, which represented 0.11% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
#
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2011, the aggregate amount of Rule 144A securities was $197,670, which represented 0.03% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements.”
©	Includes $68,686,482 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
GDR — Global Depositary Receipts
HKD — Hong Kong Dollar
MNB — Mellon National Bank
USD — United States Dollar

Net Asset Value and Offering Price Per Share –
Optimum Large Cap Growth Fund
Net asset value Class A (A)	$12.43
Sales charge (5.75% of offering price) (B)	0.76
Offering price	$13.19

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $75,000 or more.

The following foreign currency exchange contract was outstanding at March 31, 20111:

Foreign Currency Exchange Contract

					Unrealized
	Contract to			Settlement	Appreciation
Counterparty	Receive	In Exchange For		Date	(Depreciation)
MNB	HKD 2,767,407	USD	(355,434)	4/1/11	$327

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

(continues)       73

Statements of net assets

Optimum Large Cap Value Fund
March 31, 2011

		Number of	Value
		Shares	(U.S. $)
Common Stock – 98.03%
Consumer Discretionary – 8.79%
*	Advance Auto Parts	23,370	$1,533,539
	Coach	171,265	8,912,631
	Copa Holdings Class A (Panama)	181,852	9,601,786
	Disney (Walt)	118,970	5,126,417
†	General Motors	17,370	538,991
	Hasbro	43,900	2,056,276
	Johnson Controls	51,680	2,148,338
	Kohl’s	23,380	1,240,075
	McDonald’s	23,070	1,755,396
*	Omnicom Group	73,570	3,609,344
*†	Pulte Group	115,730	856,402
	Sherwin-Williams	38,590	3,241,174
	Staples	65,320	1,268,514
*	Strayer Education	22,264	2,905,229
	Target	79,510	3,976,295
	TJX	232,920	11,583,113
	Viacom Class B	42,570	1,980,356
			62,333,876
Consumer Staples – 12.89%
	Altria Group	401,487	10,450,707
	Avon Products	231,310	6,254,622
	Colgate-Palmolive	69,907	5,645,689
	CVS Caremark	58,701	2,014,618
	Diageo (United Kingdom)	233,823	4,444,644
†	Energizer Holdings	100,890	7,179,332
	General Mills	134,230	4,906,107
*	Kellogg	159,642	8,617,475
	Nestle (Switzerland)	72,742	4,169,697
	PepsiCo	185,144	11,925,125
	Philip Morris International	299,718	19,670,492
	Procter & Gamble	34,186	2,105,858
	Reynolds American	52,870	1,878,471
	Smucker (J.M.)	21,410	1,528,460
	Walgreen	16,220	651,071
			91,442,368
Energy – 12.60%
	Apache	41,890	5,484,239
*†	Atwood Oceanics	195,553	9,079,526
	Chevron	156,773	16,842,123
*	Consol Energy	144,952	7,773,776
	EOG Resources	25,560	3,029,116
	Exxon Mobil	236,374	19,886,144
	Hess	46,490	3,961,413
	Marathon Oil	163,324	8,706,802
	Occidental Petroleum	28,770	3,006,177
	Sunoco	196,020	8,936,552
*†	Transocean (Switzerland)	33,780	2,633,151
			89,339,019
Financials – 21.09%
	ACE (Switzerland)	34,510	2,232,797
†	Affiliated Managers Group	81,117	8,871,766
	AFLAC	141,371	7,461,561
	Allstate	15,710	499,264
	American Express	181,229	8,191,551
	Annaly Capital Management	398,684	6,957,036
	Aon	71,600	3,791,936
	Bank of America	420,870	5,610,197
	Bank of New York Mellon	294,796	8,805,557
	BlackRock	5,478	1,101,133
	Chubb	38,020	2,331,006
	Eaton Vance	260,166	8,387,752
	Federated Investors Class B	318,241	8,512,947
	Goldman Sachs Group	107,426	17,023,799
	JPMorgan Chase	215,910	9,953,451
	MasterCard Class A	11,790	2,967,779
	MetLife	189,330	8,468,731
	PNC Financial Services Group	44,890	2,827,621
	Prudential Financial	83,290	5,128,998
†	SLM	357,631	5,471,754
	State Street	74,160	3,332,750
	SunTrust Banks	22,730	655,533
	Travelers	70,630	4,201,072
	Waddell & Reed Financial Class A	235,411	9,560,041
	Wells Fargo	228,240	7,235,208
			149,581,240
Healthcare – 14.12%
	Abbott Laboratories	130,820	6,416,721
	Becton, Dickinson	40,410	3,217,444
†	Endo Pharmaceuticals Holdings	250,980	9,577,397
†	Forest Laboratories	189,169	6,110,159
†	Gilead Sciences	93,261	3,957,997
	GlaxoSmithKline (United Kingdom)	67,660	1,291,005
*	Herbalife (Cayman Islands)	92,825	7,552,242
	Johnson & Johnson	273,679	16,215,480
†	Kinetic Concepts	196,020	10,667,408
*	Lilly (Eli)	55,739	1,960,341
	Medtronic	119,650	4,708,228
	Merck	39,010	1,287,720
	Pfizer	420,025	8,530,708
	Quest Diagnostics	33,100	1,910,532
	Roche Holding (Switzerland)	10,547	1,506,550
	St. Jude Medical	68,860	3,529,764
†	Thermo Fisher Scientific	28,440	1,579,842
*†	Waters	116,460	10,120,374
			100,139,912
Industrials – 10.32%
	3M	117,950	11,028,325
*†	Babcock & Wilcox	172,666	5,763,591
	Canadian National Railway (Canada)	24,250	1,825,298
	Danaher	68,790	3,570,201
	Eaton	52,190	2,893,414
	Fluor	10,090	743,229
*	Garmin (Switzerland)	165,504	5,603,965
	Honeywell International	91,560	5,467,048

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Industrials (continued)
† Huntington Ingalls Industries	10,883	$451,658
* Lockheed Martin	165,470	13,303,788
† McDermott International	293,797	7,459,506
Northrop Grumman	65,300	4,094,963
Stanley Black & Decker	38,017	2,912,102
United Technologies	95,520	8,085,768
		73,202,856
Information Technology – 8.99%
Accenture Class A (Ireland)	154,960	8,518,151
Cisco Systems	141,500	2,426,725
Corning	332,720	6,864,014
* Dun & Bradstreet	24,180	1,940,203
Hewlett-Packard	50,940	2,087,012
Intel	216,340	4,363,578
International Business Machines	91,046	14,846,871
Microsoft	198,823	5,042,151
Oracle	211,760	7,066,431
† Western Digital	226,069	8,430,113
Western Union	103,050	2,140,349
		63,725,598
Materials – 3.65%
Air Products & Chemicals	39,570	3,568,423
CF Industries Holdings	42,505	5,814,259
* Cliffs Natural Resources	72,554	7,130,606
† Owens-Illinois	159,587	4,817,932
* PPG Industries	47,880	4,558,655
		25,889,875
Telecommunications – 2.86%
AT&T	322,710	9,874,926
Vodafone Group (United Kingdom)	1,712,741	4,849,175
* Windstream	434,701	5,594,602
		20,318,703
Utilities – 2.72%
† AES	569,844	7,407,973
Dominion Resources	36,706	1,640,758
PG&E	80,730	3,566,651
PPL	40,930	1,035,529
Public Service Enterprise Group	59,910	1,887,764
UGI	113,346	3,729,083
		19,267,758
Total Common Stock
(cost $599,776,979)		695,241,205

Convertible Preferred Stock – 0.16%
* Apache 6.00% exercise price $109.12,
expiration date 8/01/13	9,150	648,369
PPL 9.50% exercise price $28.80,
expiration date 12/31/49	9,830	520,007
Total Convertible Preferred Stock
(cost $959,120)		1,168,376

	Principal
	Amount (U.S. $)
≠Short-Term Investments – 1.73%
Discount Notes – 1.63%
Federal Home Loan Bank
0.001% 4/1/11	$5,207,454	5,207,454
0.001% 4/1/11	625,362	625,362
0.001% 4/14/11	347,164	347,162
0.010% 4/18/11	222,185	222,184
0.020% 4/27/11	1,678,710	1,678,698
0.030% 5/3/11	694,327	694,302
0.037% 5/23/11	888,739	888,687
0.040% 5/9/11	569,348	569,324
0.050% 5/16/11	694,327	694,292
0.060% 6/7/11	659,611	659,513
		11,586,978
U.S. Treasury Obligation – 0.10%
U.S. Treasury Bill 0.00% 4/28/11	717,379	717,356
		717,356
Total Short-Term Investments
(cost $12,304,400)		12,304,334
Total Value of Securities Before Securities
Lending Collateral – 99.92%
(cost $613,040,499)		708,713,915

	Number of
	Shares
Securities Lending Collateral** – 6.27%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	519,876	502,668
Delaware Investments
Collateral Fund No.1	43,954,778	43,954,778
@†Mellon GSL Reinvestment Trust II	996,642	0
Total Securities Lending Collateral
(cost $45,471,296)		44,457,446
Total Value of Securities – 106.19%
(cost $658,511,795)		753,171,361 ©
Obligation to Return Securities
Lending Collateral** – (6.41%)		(45,471,296)
Receivables and Other Assets
Net of Liabilities – 0.22%		1,538,888
Net Assets Applicable to 64,052,965
Shares Outstanding – 100.00%		$709,238,953

(continues)       75

Statements of net assets

Optimum Large Cap Value Fund

Net Asset Value – Optimum Large Cap Value Fund
Class A ($33,891,869 / 3,063,398 Shares)	$11.06
Net Asset Value – Optimum Large Cap Value Fund
Class B ($5,135,280 / 469,642 Shares)	$10.93
Net Asset Value – Optimum Large Cap Value Fund
Class C ($119,899,245 / 10,971,698 Shares)	$10.93
Net Asset Value – Optimum Large Cap Value Fund
Institutional Class ($550,312,559 / 49,548,227 Shares)	$11.11

Components of Net Assets at March 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)	$777,330,832
Undistributed net investment income	6,037,066
Accumulated net realized loss on investments	(168,822,167)
Net unrealized appreciation of investments
and foreign currencies	94,693,222
Total net assets	$709,238,953

*	Fully or partially on loan.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements.”
@	Illiquid security. At March 31, 2011, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
©	Includes $45,232,840 of securities loaned.

Net Asset Value and Offering Price Per Share –
Optimum Large Cap Value Fund
Net asset value Class A (A)	$11.06
Sales charge (5.75% of offering price) (B)	0.67
Offering price	$11.73

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund
March 31, 2011

		Number of	Value
		Shares	(U.S. $)
Common Stock – 96.97%²
Consumer Discretionary – 20.98%
*	Aaron’s	38,499	$976,335
	Abercrombie & Fitch Class A	42,900	2,518,230
†	AerCap Holdings (Netherlands)	20,080	252,406
*†	Avis Budget Group	60,170	1,077,645
*†	Bally Technologies	58,000	2,195,300
†	Big Lots	46,690	2,027,747
*	Brunswick	81,550	2,073,817
*†	Cheesecake Factory	45,880	1,380,529
*	Chico’s FAS	41,000	610,900
*†	Children’s Place Retail Stores	14,280	711,572
*	Cinemark Holdings	85,340	1,651,329
*	Columbia Sportswear	25,020	1,486,688
†	Commercial Vehicle Group	60,455	1,078,517
*†	Constant Contact	14,700	513,030
†	Deckers Outdoor	8,250	710,738
*†	Dick’s Sporting Goods	43,360	1,733,533
*†	Domino’s Pizza	65,660	1,210,114
	Domino’s Pizza UK & IRL
	(United Kingdom)	193,851	1,330,582
*	Drew Industries	25,600	571,648
	Estacio Participacoes (Brazil)	115,310	1,890,397
*†	Gaylord Entertainment	57,500	1,994,100
*†	Green Dot Class A	15,420	661,672
*†	Hanesbrands	101,450	2,743,208
	HEICO Class A	26,500	1,191,970
*†	Hertz Global Holdings	56,500	883,095
*†	ITT Educational Services	10,300	743,145
*	Jarden	33,000	1,173,810
*†	Life Time Fitness	28,400	1,059,604
*†	LKQ	118,900	2,865,490
	Localiza Rent a Car (Brazil)	112,130	1,787,430
*†	Lululemon Athletica	31,600	2,813,980
*†	Lumber Liquidators Holdings	50,570	1,263,744
*†	Meritor	109,820	1,863,645
†	Penn National Gaming	23,000	852,380
*†	Pier 1 Imports	103,000	1,045,450
*†	Pinnacle Entertainment	74,500	1,014,690
*	Pool	45,000	1,084,950
*†	Rush Enterprises Class A	81,160	1,606,968
*†	Saks	67,500	763,425
*†	Shutterfly	47,400	2,481,864
*†	Talbots	49,000	295,960
*†	Tempur-Pedic International	77,960	3,949,453
*	Thor Industries	77,660	2,591,514
*†	True Religion Apparel	20,800	488,176
*†	Ulta Salon Cosmetics & Fragrance	36,890	1,775,516
*†	Under Armour Class A	26,300	1,789,715
*†	Vail Resorts	13,500	658,260
†	WABCO Holdings	13,000	801,320
*†	Warnaco Group	17,000	972,230
	Weight Watchers International	9,200	644,920
*†	WMS Industries	22,000	777,700
			70,640,441
Consumer Staples – 2.30%
*	Diamond Foods	37,000	2,064,600
*†	Fresh Market	25,150	949,161
*†	Green Mountain Coffee Roasters	73,170	4,727,514
			7,741,275
Energy – 6.08%
*†	Atwood Oceanics	65,000	3,017,950
*	Cabot Oil & Gas	45,400	2,404,838
*†	Carrizo Oil & Gas	18,000	664,740
*	Core Laboratories (Netherlands)	17,000	1,736,890
*†	FMC Technologies	29,000	2,739,920
*†	Global Industries	107,300	1,050,467
*†	Hornbeck Offshore Services	26,610	820,919
*	Houston America Energy	30,000	462,300
*†	James River Coal	38,100	920,877
*†	Northern Oil & Gas	19,000	507,300
*†	Oasis Petroleum	3,300	104,346
*†	Quicksilver Resources	49,200	704,052
†	Real Goods Solar Class A	150,000	397,500
*†	Rosetta Resources	64,900	3,085,346
*	SM Energy	19,000	1,409,610
*†	Swift Energy	7,000	298,760
†	Tesco (Canada)	6,700	147,065
			20,472,880
Financial Services – 7.43%
†	Advent Software	20,000	573,400
	Associated Banc-Corp	42,100	625,185
	Associated Estates Realty	97,200	1,543,536
	Berkshire Hills Bancorp	25,500	531,675
*	BioMed Realty Trust	105,000	1,997,099
*	Corporate Office Properties Trust	23,500	849,290
*	DuPont Fabros Technology	55,000	1,333,750
	Evercore Partners Class A	34,530	1,184,034
*	Extra Space Storage	63,600	1,317,156
	First Busey	177,800	903,224
†	Green Bancshares	22,000	61,380
	Hancock Holdings	4,000	131,360
†	Justice Holdings (United Kingdom)	76,511	1,211,972
*	Kaiser Federal Financial Group	54,674	672,490
*	Kilroy Realty	15,000	582,450
	Kite Realty Group Trust	245,000	1,300,950
	Lakeland Financial	19,300	437,724
	MB Financial	54,000	1,131,840
*†	MF Global Holdings	86,500	716,220
	Pacific Continental	53,997	550,229
	Sandy Spring Bancorp	32,400	598,104
	SEI Investments	35,000	835,800
†	Stifel Financial	325	23,332
†	Summit Hotel Properties	12,000	119,280
†	SVB Financial Group	27,500	1,565,575
	TCF Financial	38,300	607,438
	Trico Bancshares	27,350	446,079
	Valley National Bancorp	91,350	1,275,246
	ViewPoint Financial Group	63,600	826,800

(continues)       77

Statements of net assets

Optimum Small-Mid Cap Growth Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Financial Services (continued)
	Whitney Holding	51,000	$694,620
*†	World Acceptance	5,500	358,600
			25,005,838
Healthcare – 12.96%
†	ABIOMED	61,940	899,988
*†	Akorn	55,900	322,543
†	Alexion Pharmaceuticals	15,500	1,529,540
*†	Alimera Sciences	14,400	112,320
*†	Allos Therapeutics	37,600	119,192
†	Allscripts Healthcare Solutions	55,070	1,155,919
*†	Anthera Pharmaceuticals	20,000	135,200
*†	Ardea Biosciences	18,480	530,191
*†	Array BioPharma	40,000	122,400
*†	Auxilium Pharmaceuticals	50,000	1,073,500
*†	BioMarin Pharmaceuticals	51,000	1,281,630
*†	Cepheid	32,900	921,858
*†	Chelsea Therapeutics International	72,000	280,800
†	Community Health Systems	47,000	1,879,530
*†	eResearch Technology	31,300	211,901
*†	Exelixis	71,400	806,820
*†	Gen-Probe	47,960	3,182,147
*†	HeartWare International	15,800	1,351,374
*†	Idenix Pharmaceuticals	50,700	168,324
*†	IDEXX Laboratories	9,000	694,980
*†	Incyte	53,970	855,425
*†	InterMune	13,000	613,470
*†	Isis Pharmaceuticals	59,000	533,360
*†	Micromet	100,000	561,000
*†	Nabi Biopharmaceuticals	29,400	170,814
*†	Nanosphere	5,012	16,289
*†	Nektar Therapeutics	10,200	96,594
†	NPS Pharmaceuticals	74,000	708,180
*†	NuVasive	33,060	837,079
*†	ONYX Pharmaceuticals	42,680	1,501,482
*†	Pacific Biosciences of California	20,000	281,000
*†	Parexel International	53,370	1,328,913
*	Patterson	33,000	1,062,270
	Pharmaceutical Product Development	100,570	2,786,795
*†	Pharmasset	15,820	1,245,192
*	Quality Systems	7,500	625,050
*†	Regeneron Pharmaceuticals	36,860	1,656,488
*†	Salix Pharmaceuticals	32,560	1,140,577
*†	Savient Pharmaceuticals	20,000	212,000
*†	Seattle Genetics	109,410	1,703,514
*†	Sequenom	1,267	8,020
†	Sirona Dental Systems	27,000	1,354,320
†	SXC Health Solutions	39,790	2,180,492
*†	United Therapeutics	5,500	368,610
*†	Volcano	54,639	1,398,758
†	WellCare Health Plans	53,190	2,231,321
†	Zoll Medical	31,000	1,389,110
			43,646,280
Materials & Processing – 1.96%
*	Acuity Brands	26,000	1,520,740
	Albemarle	17,000	1,016,090
*†	Augusta Resource (Canada)	16,000	82,080
	Greif Class A	4,700	307,427
	Kaydon	13,300	521,227
*†	LSB Industries	5,200	206,128
	Methanex	61,470	1,919,709
*†	Trex	21,870	713,399
*†	United States Lime & Minerals	8,000	324,080
			6,610,880
Producer Durables – 17.34%
†	Advisory Board	800	41,200
†	Aecom Technology	79,810	2,213,131
	AMETEK	55,500	2,434,785
*†	Bristow Group	12,000	567,600
*†	CAI International	38,300	990,438
*	Con-Way	37,130	1,458,838
	Copa Holdings Class A (Panama)	32,640	1,723,392
†	Corrections Corp. of America	54,750	1,335,900
†	Dice Holdings	69,000	1,042,590
*	Donaldson	48,900	2,997,081
*	ESCO Technologies	54,200	2,067,730
†	ExlService Holdings	39,000	824,850
†	Foster Wheeler (Switzerland)	27,050	1,017,621
*†	Geo Group	58,176	1,491,633
*†	GrafTech International	31,500	649,845
†	Gulfmark Offshore	30,210	1,344,647
*	Herman Miller	37,000	1,017,130
*	Hunt (J.B.) Transport Services	56,950	2,586,669
*	Kennametal	35,000	1,365,000
*	Knoll	50,600	1,060,576
†	Mettler-Toledo International	25,500	4,386,000
†	Moog Class A	26,000	1,193,660
	Nalco Holding	43,000	1,174,330
*	Nordson	38,000	4,372,280
†	Old Dominion Freight Line	57,924	2,032,553
†	Oshkosh	40,000	1,415,200
*	Pentair	40,000	1,511,600
*†	Quanta Services	38,300	859,069
†	RSC Holdings	72,000	1,035,360
†	Sauer-Danfoss	17,700	901,461
*†	SYKES Enterprises	74,866	1,480,101
*	Tidewater	32,230	1,928,966
	Toro	11,500	761,530
*†	TrueBlue	13,000	218,270
*†	United Rentals	85,580	2,848,102
*	Werner Enterprises	60,020	1,588,729
*	World Fuel Services	36,500	1,482,265
*†	Zebra Technologies	24,000	941,760
			58,361,892

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Technology – 26.94%
	AAC Acoustic Technologies
	Holdings (China)	457,800	$1,235,882
*†	AboveNet	20,000	1,297,200
*†	Acme Packet	23,580	1,673,237
*	Adtran	37,120	1,576,115
	Amphenol Class A	28,400	1,544,676
†	Ancestry.com	31,530	1,117,739
†	ANSYS	35,000	1,896,650
*†	Applied Micro Circuits	118,490	1,229,926
*†	Ariba	52,750	1,800,885
*†	Aruba Networks	45,360	1,534,982
†	Atmel	155,000	2,112,650
*†	Blackboard	25,800	934,992
*†	Blue Coat Systems	10,000	281,600
*†	BroadSoft	30,700	1,464,083
*†	Cadence Design Systems	204,490	1,993,778
*†	Cavium Networks	48,780	2,191,685
†	CommVault Systems	28,730	1,145,752
*†	Concur Technologies	51,130	2,835,159
*†	Crown Castle International	50,000	2,127,500
*†	Cymer	29,496	1,668,884
†	Cypress Semiconductor	68,690	1,331,212
*†	Demand Media	52,170	1,228,604
†	DigitalGlobe	44,680	1,252,380
*†	Entegris	124,500	1,091,865
*†	Equinix	3,400	309,740
*†	Finisar	85,220	2,096,412
*†	Fortinet	17,880	786,720
*†	Gartner	23,600	983,412
†	Hackett Group	30,500	117,120
†	hiSoft Technology International ADR	40,800	764,184
†	II-VI	31,000	1,542,250
*†	Infinera	60,000	503,400
†	Informatica	50,000	2,611,500
*†	IPG Photonics	58,000	3,345,440
*†	Ixia	35,000	555,800
	Jabil Circuit	192,440	3,931,548
†	JDS Uniphase	45,830	955,097
†	LivePerson	23,300	294,512
†	MICROS Systems	17,000	840,310
†	Microsemi	60,000	1,242,600
*†	NETGEAR	25,000	811,000
†	NICE Systems ADR	11,000	406,340
*†	ON Semiconductor	130,000	1,283,100
*†	Parametric Technology	59,420	1,336,356
*†	Plexus	30,500	1,069,330
*†	Polycom	100,330	5,202,110
†	Quest Software	30,880	784,043
*†	QuinStreet	80,070	1,819,991
*†	RealD	50,300	1,376,208
†	RealPage	42,510	1,178,802
*†	SBA Communications Class A	42,000	1,666,560
*†	Skyworks Solutions	66,580	2,158,524
†	SPS Commerce	80,000	1,240,800
*†	Stratasys	18,000	846,000
*†	SuccessFactors	75,140	2,937,223
	Syntel	22,000	1,149,060
*†	TIBCO Software	79,050	2,154,113
	Totvs (Brazil)	63,600	1,215,659
†	Trimble Navigation	6,000	303,240
*†	TriQuint Semiconductor	95,000	1,226,450
†	Velti (Ireland)	116,587	1,467,830
*†	Virtusa	85,411	1,599,748
			90,679,968
Utilities – 0.98%
†	PAETEC Holding	255,000	851,700
*†	tw telecom Class A	128,000	2,457,600
			3,309,300
Total Common Stock
	(cost $247,244,566)		326,468,754

Exchange-Traded Fund – 0.39%
*	iShares Russell 2000
	Growth Index Fund	14,000	1,334,760
Total Exchange-Traded Fund
	(cost $1,122,913)		1,334,760

Warrant – 0.00%
=#@†	Medicure PIPE 144A	74,014	0
Total Warrant (cost $0)			0

		Principal
		Amount (U.S. $)
≠Short-Term Investments – 3.56%
Discount Notes – 3.35%
	Federal Home Loan Bank
	0.001% 4/1/11	$625,776	625,776
	0.001% 4/1/11	5,065,664	5,065,663
	0.001% 4/14/11	337,711	337,710
	0.010% 4/18/11	216,135	216,134
	0.020% 4/27/11	1,633,001	1,632,990
	0.030% 5/3/11	675,422	675,397
	0.037% 5/23/11	864,540	864,490
	0.040% 5/9/11	553,846	553,823
	0.050% 5/16/11	675,422	675,388
	0.060% 6/7/11	641,651	641,555
			11,288,926

(continues)     79

Statements of net assets

Optimum Small-Mid Cap Growth Fund

	Principal	Value
	Amount	(U.S. $)
≠Short-Term Investments (continued)
U.S. Treasury Obligation – 0.21%
U.S. Treasury Bill 0.00% 4/28/11	$697,846	$697,823
		697,823
Total Short-Term Investments
(cost $11,986,813)		11,986,749

Total Value of Securities Before Securities
Lending Collateral – 100.92%
(cost $260,354,292)		339,790,263

	Number of
	Shares
Securities Lending Collateral** – 24.59%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	301,329	291,355
Delaware Investments
Collateral Fund No.1	82,487,204	82,487,204
@†Mellon GSL Reinvestment Trust II	484,445	0
Total Securities Lending Collateral
(cost $83,272,978)		82,778,559

Total Value of Securities – 125.51%
(cost $343,627,270)		422,568,822 ©
Obligation to Return Securities
Lending Collateral** – (24.73%)		(83,272,978)
Liabilities Net of Receivables and
Other Assets – (0.78%)		(2,624,016)
Net Assets Applicable to 23,755,010
Shares Outstanding – 100.00%		$336,671,828

Net Asset Value – Optimum Small-Mid Cap Growth Fund
Class A ($6,866,086 / 494,070 Shares)		$13.90
Net Asset Value – Optimum Small-Mid Cap Growth Fund
Class B ($1,063,071 / 80,544 Shares)		$13.20
Net Asset Value – Optimum Small-Mid Cap Growth Fund
Class C ($24,336,798 / 1,844,363 Shares)		$13.20
Net Asset Value – Optimum Small-Mid Cap Growth Fund
Institutional Class ($304,405,873 / 21,336,033 Shares)		$14.27

Components of Net Assets at March 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)		$255,454,281
Accumulated net investment loss		(89,705)
Undistributed net realized gain on investments		2,365,484
Net unrealized appreciation of investments
and foreign currencies		78,941,768
Total net assets		$336,671,828

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	Fully or partially on loan.
†	Non income producing security.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2011, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2011, the aggregate amount of Rule 144A securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
@	Illiquid security. At March 31, 2011, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements.”
©	Includes $81,734,086 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
GBP — British Pound Sterling
HKD — Hong Kong Dollar
MNB — Mellon National Bank
PIPE — Private Investment in Public Equity
USD — United States Dollar

Net Asset Value and Offering Price Per Share –
Optimum Small-Mid Cap Growth Fund
Net asset value Class A (A)	$13.90
Sales charge (5.75% of offering price) (B)	0.85
Offering price	$14.75

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $75,000 or more.

The following foreign currency exchange contracts were outstanding at March 31, 20111:

Foreign Currency Exchange Contracts
	Contracts					Unrealized
	to Receive				Settlement	Appreciation
Counterparty	(Deliver)		In Exchange For		Date	(Depreciation)
MNB	GBP	(8,608)	USD	13,793	4/1/11	$ (15)
MNB	HKD	365,041	USD	(46,908)	4/4/11	21
						$ 6

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund
March 31, 2011

		Number of	Value
		Shares	(U.S. $)
Common Stock – 90.00%
Basic Industry – 19.16%
*	AAON	74,333	$2,445,556
	Airgas	15,700	1,042,794
	Albany International	148,400	3,695,159
	Albemarle	36,900	2,205,513
	AMETEK	35,250	1,546,418
	Aptargroup	41,400	2,075,382
	Ashland	29,700	1,715,472
	Brady Class A	43,300	1,545,377
	Carlisle	38,200	1,701,810
	Celanese Class A	25,500	1,131,435
	Crane	42,900	2,077,647
	Cytec Industries	34,800	1,892,076
	Dover	38,700	2,544,138
	Eastman Chemical	34,300	3,406,676
*	Federal Signal	200,000	1,302,000
†	Ferro	188,300	3,123,897
	FMC	29,500	2,505,435
*†	Griffon	118,300	1,553,279
*	Ingersoll-Rand (Ireland)	62,500	3,019,375
*†	KapStone Paper & Packaging	64,800	1,112,616
*	KMG Chemicals	65,722	1,292,095
†	Kraton Performance Polymers	26,100	998,325
	Lubrizol	4,000	535,840
	Minerals Technologies	43,400	2,973,768
†	Owens-Illinois	79,400	2,397,086
	Packaging Corp. of America	37,200	1,074,708
*	Sonoco Products	77,600	2,811,448
	Temple-Inland	47,400	1,109,160
*†	Trex	41,800	1,363,516
*	US Ecology	121,753	2,122,155
			58,320,156
Business Services – 2.85%
	Donnelley (R.R.) & Sons	92,100	1,742,532
	Ennis	127,890	2,177,967
*	Fair Isaac	88,050	2,783,260
*†	WESCO International	31,800	1,987,500
			8,691,259
Capital Spending – 11.65%
*	Acuity Brands	42,800	2,503,372
*†	Advanced Energy Industries	155,325	2,539,564
*†	AGCO	19,200	1,055,424
	Encore Wire	92,510	2,251,693
	Gardner Denver	13,200	1,029,996
*	Graham	117,757	2,819,103
*	Granite Construction	78,700	2,211,470
	Harsco	100,700	3,553,702
	Hubbell Class B	23,400	1,662,102
	IDEX	30,700	1,340,055
*†	Insituform Technologies Class A	70,000	1,872,500
	Kennametal	89,600	3,494,400
	Stanley Black & Decker	42,500	3,255,500
*	Tennant	30,988	1,302,736
	Timken	20,400	1,066,920
	Tyco International (Switzerland)	33,400	1,495,318
†	URS	44,000	2,026,200
			35,480,055
Consumer Cyclical – 7.37%
*	Barnes Group	110,000	2,296,799
*†	BorgWarner	26,300	2,095,847
*	Ethan Allen Interiors	90,000	1,971,000
*	Hooker Furniture	165,333	1,977,383
*	Knoll	103,000	2,158,880
	Lear	43,300	2,116,071
*	Leggett & Platt	69,200	1,695,400
*†	Navistar International	29,600	2,052,168
	Spartan Motors	276,373	1,895,919
	Tupperware Brands	34,700	2,071,937
†	Visteon	33,600	2,099,664
			22,431,068
Consumer Services – 7.04%
†	BJ’s Wholesale Club	39,800	1,943,036
*	Brinker International	79,700	2,016,410
*†	Collective Brands	169,100	3,649,178
	Foot Locker	111,600	2,200,752
*†	GameStop Class A	33,000	743,160
*†	Genesco	24,500	984,900
*†	Jos. A. Bank Clothiers	49,750	2,531,280
†	Kirkland’s	33,000	509,520
	PETsMART	24,800	1,015,560
†	Rush Enterprises Class A	57,300	1,134,540
†	Signet Jewelers (Bermuda)	47,600	2,190,552
*	Sturm Ruger	109,103	2,506,096
			21,424,984
Consumer Staples – 2.87%
*†	Chiquita Brands International	154,373	2,368,082
	Dr Pepper Snapple Group	25,400	943,864
	Molson Coors Brewing Class B	23,400	1,097,226
*	Sanderson Farms	51,000	2,341,920
	Smucker (J.M.)	27,900	1,991,781
			8,742,873
Energy – 5.84%
	Cabot Oil & Gas	38,700	2,049,939
†	Cloud Peak Energy	46,400	1,001,776
	El Paso	50,000	900,000
*	Gulf Island Fabrication	67,629	2,175,625
*	Laclede Group	50,198	1,912,544
*†	Newpark Resources	210,850	1,657,281
†	Plains Exploration & Production	56,700	2,054,241
†	Rowan	24,100	1,064,738
*	Southern Union	55,500	1,588,410
†	Swift Energy	24,400	1,041,392
†	Vaalco Energy	300,503	2,331,903
			17,777,849

(continues)     81

Statements of net assets

Optimum Small-Mid Cap Value Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Financial Services – 10.89%
	American Equity Investment
	Life Holding	160,265	$2,102,677
	Aspen Insurance Holdings (Bermuda)	75,200	2,072,512
	AXIS Capital Holdings (Bermuda)	60,400	2,109,168
*	BankUnited	66,100	1,897,731
	City Holding	38,979	1,378,297
	Dime Community Bancshares	163,750	2,416,950
	East West Bancorp	90,300	1,982,988
	Eaton Vance	31,800	1,025,232
	First Financial Bancorp	64,200	1,071,498
	First Niagara Financial Group	138,100	1,875,398
†	Hallmark Financial Services	234,499	1,965,102
	HCC Insurance Holdings	65,200	2,041,412
	Horace Mann Educators	126,350	2,122,680
	Hudson City Bancorp	99,500	963,160
	Lazard Class A (Bermuda)	49,800	2,070,684
†	Nara Bancorp	52,100	501,202
	Safety Insurance Group	21,400	986,754
	Suffolk Bancorp	20,010	419,810
†	SVB Financial Group	18,200	1,036,126
	Transatlantic Holdings	21,700	1,056,139
	Willis Group Holdings (United Kingdom)	24,600	992,856
	Wintrust Financial	28,700	1,054,725
			33,143,101
Healthcare – 4.10%
†	CareFusion	89,200	2,515,440
*	DENTSPLY International	27,400	1,013,526
†	Hologic	90,700	2,013,540
*†	Laboratory Corp. of America Holdings	11,000	1,013,430
*†	LifePoint Hospitals	36,720	1,475,410
*†	Natus Medical	31,800	534,240
†	Orthofix International (Curacao)	14,500	470,670
	Teleflex	24,800	1,437,904
	Universal Health Services Class B	40,600	2,006,046
			12,480,206
Real Estate – 1.03%
*	Digital Realty Trust	35,900	2,087,226
	Equity Lifestyle Properties	18,000	1,037,700
			3,124,926
Technology – 14.86%
*†	Cabot Microelectronics	21,100	1,102,475
*†	CACI International Class A	17,300	1,060,836
†	Checkpoint Systems	135,100	3,037,048
*	Ducommun	88,147	2,106,713
†	Fairchild Semiconductor International	114,100	2,076,620
†	Flextronics International (Singapore)	462,699	3,456,362
*	Gentex	35,200	1,064,800
	Global Payments	52,100	2,548,732
*	Harris	39,600	1,964,160
*	InterDigital	51,000	2,433,210
†	LTX-Credence	102,300	933,999
	Methode Electronics	182,928	2,209,770
*†	Plexus	118,800	4,165,128
†	Rudolph Technologies	236,982	2,592,583
*†	Stratasys	33,021	1,551,987
*†	Teradyne	72,600	1,293,006
†	Thermo Fisher Scientific	38,800	2,155,340
*†	Universal Technical Institute	55,700	1,083,365
*†	VASCO Data Security International	264,478	3,631,283
*†	Veeco Instruments	40,300	2,048,852
†	Western Digital	72,800	2,714,712
			45,230,981
Transportation – 0.71%
	SkyWest	128,160	2,168,467
			2,168,467
Utilities – 1.63%
*	DPL	73,300	2,009,153
	DTE Energy	19,600	959,616
*	Wisconsin Energy	65,600	2,000,800
			4,969,569
Total Common Stock
	(cost $205,429,568)		273,985,494

		Principal
		Amount (U.S. $)
≠Short-Term Investments – 10.27%
Discount Notes – 9.67%
	Federal Home Loan Bank
	0.001% 4/1/11	$1,633,444	1,633,444
	0.001% 4/1/11	13,209,249	13,209,249
	0.001% 4/14/11	880,617	880,613
	0.010% 4/18/11	563,595	563,592
	0.020% 4/27/11	4,258,222	4,258,192
	0.030% 5/3/11	1,761,233	1,761,170
	0.037% 5/23/11	2,254,379	2,254,248
	0.040% 5/9/11	1,444,211	1,444,151
	0.050% 5/16/11	1,761,233	1,761,145
	0.060% 6/7/11	1,673,172	1,672,922
			29,438,726
U.S. Treasury Obligation – 0.60%
	U.S. Treasury Bill 0.00% 4/28/11	1,819,706	1,819,648
			1,819,648
Total Short-Term Investments
	(cost $31,258,540)		31,258,374

Total Value of Securities Before Securities
	Lending Collateral – 100.27%
	(cost $236,688,108)		305,243,868

	Number of	Value
	Shares	(U.S. $)
Securities Lending Collateral** – 18.42%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	182,056	$176,030
Delaware Investments
Collateral Fund No. 1	55,897,125	55,897,125
@†Mellon GSL Reinvestment Trust II	250,193	0
Total Securities Lending Collateral
(cost $56,329,374)		56,073,155

Total Value of Securities – 118.69%
(cost $293,017,482)		361,317,023 ©
Obligation to Return Securities
Lending Collateral** – (18.51%)		(56,329,374)
Liabilities Net of Receivables and
Other Assets – (0.18%)		(555,733)
Net Assets Applicable to 23,669,080
Shares Outstanding – 100.00%		$304,431,916

Net Asset Value – Optimum Small-Mid Cap Value Fund
Class A ($6,101,647 / 483,891 Shares)		$12.61
Net Asset Value – Optimum Small-Mid Cap Value Fund
Class B ($1,037,602 / 86,895 Shares)		$11.94
Net Asset Value – Optimum Small-Mid Cap Value Fund
Class C ($22,797,538 / 1,910,160 Shares)		$11.93
Net Asset Value – Optimum Small-Mid Cap Value Fund
Institutional Class ($274,495,129 / 21,188,134 Shares)		$12.96

Components of Net Assets at March 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)		$247,543,962
Accumulated net realized loss on investments		(11,411,587)
Net unrealized appreciation of investments		68,299,541
Total net assets		$304,431,916

*	Fully or partially on loan.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements.”
@	Illiquid security. At March 31, 2011, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
©	Includes $55,092,827 of securities loaned.

Net Asset Value and Offering Price Per Share –
Optimum Small-Mid Cap Value Fund
Net asset value Class A (A)	$12.61
Sales charge (5.75% of offering price) (B)	0.77
Offering price	$13.38

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Optimum Fund Trust
March 31, 2011

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Assets:
Investments, at value1	$935,398,173	$268,252,555	$744,141,964	$696,409,581	$327,803,514	$273,985,494
Short-term investments, at value	101,402,969	7,718,509	10,012,300	12,304,334	11,986,749	31,258,374
Short-term investments held as collateral
for loaned securities, at value	53,719,857	27,424,981	69,650,354	44,457,446	82,778,559	56,073,155
Cash	—	158,429	—	205,034	29,414	49,336
Restricted cash	1,295,405	—	—	—	—	—
Foreign currencies, at value	605,227	—	—	7,311	13,809	—
Receivables for fund shares sold	4,143,543	1,053,794	1,881,154	1,864,796	1,212,000	1,268,519
Receivables for securities sold	29,779,408	5,931,660	15,532,898	—	1,729,442	289,036
Foreign currency exchange contracts, at value	639,697	168,211	327	—	6	—
Dividends and interest receivable	9,520,503	946,953	587,717	1,325,660	93,096	194,468
Securities lending income receivable	9,106	5,087	14,219	25,720	15,397	10,851
Credit default swap contracts, at value (including
up front payments received $1,550,676)	1,559,103	—	—	—	—	—
Other assets	1,650	—	—	—	—	—
Total assets	1,138,074,641	311,660,179	841,820,933	756,599,882	425,661,986	363,129,233

Liabilities:
Cash overdraft	3,448,503	—	175,856	—	—	—
Payables for securities purchased	79,598,152	3,488,090	12,676,184	—	4,928,170	1,668,732
Payables for fund shares redeemed	778,972	245,870	1,121,213	947,153	319,069	291,670
Foreign currencies, at value	—	36,436	—	—	—	—
Variation margin receivable on futures contracts	28	—	—	—	—	—
Foreign currency exchange contracts, at value	1,939,670	90,854	—	—	—	—
Obligation to return securities lending collateral	54,936,302	28,054,448	70,674,769	45,471,296	83,272,978	56,329,374
Annual protection payments on swap contracts	10,027	—	—	—	—	—
Interest rate swap contracts, at value
(including up front payments paid $3,852)	8,002	—	—	—	—	—
Due to manager and affiliates	945,374	296,597	909,966	824,406	405,048	345,601
Other accrued expenses	167,364	109,766	126,228	118,074	64,148	61,292
Other liabilities	27,668	6,633	—	—	745	648
Total liabilities	141,860,062	32,328,694	85,684,216	47,360,929	88,990,158	58,697,317

Total Net Assets	$996,214,579	$279,331,485	$756,136,717	$709,238,953	$336,671,828	$304,431,916

Investments, at cost	$912,181,200	$249,586,305	$597,903,235	$600,736,099	$248,367,479	$205,429,568
Short-term investments, at cost	101,402,799	7,718,551	10,012,353	12,304,400	11,986,813	31,258,540
Short-term investments held as collateral
for loaned securities, at cost	54,936,302	28,054,448	70,674,769	45,471,296	83,272,978	56,329,374
Foreign currencies, at cost	600,486	(40,086)	—	7,299	13,841	—
1Including securities on loan	55,412,328	26,012,247	68,686,482	45,232,840	81,734,086	55,092,827

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Optimum Fund Trust
Year Ended March 31, 2011

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Investment Income:
Interest	$48,932,946	$6,513	$24,857	$8,146	$4,579	$16,359
Dividends	107,719	6,948,817	7,381,437	15,474,284	1,415,153	2,541,712
Securities lending income	95,818	182,015	83,951	151,277	108,124	46,644
Foreign tax withheld	(204,625)	(537,682)	(17,300)	(57,506)	(6,697)	—
	48,931,858	6,599,663	7,472,945	15,576,201	1,521,159	2,604,715

Expenses:
Management fees	5,249,690	1,767,775	5,492,182	4,792,020	2,772,223	2,183,724
Dividend disbursing and transfer
agent fees and expenses	2,308,200	726,639	1,913,519	1,773,168	805,540	718,812
Distribution expenses – Class A	140,887	38,481	116,777	110,011	21,842	19,538
Distribution expenses – Class B	52,784	19,946	55,613	53,151	10,411	10,222
Distribution expenses – Class C	1,671,885	398,518	1,236,339	1,164,311	224,794	211,953
Administration expenses	1,381,739	361,789	1,133,663	1,049,920	415,833	351,033
Accounting fees	355,484	86,797	285,288	261,603	99,779	84,218
Reports and statements to shareholders	145,310	32,743	110,562	108,844	45,654	31,844
Professional fees	131,964	55,528	95,804	90,020	46,216	42,268
Trustees’ fees	130,193	33,934	110,449	99,717	38,363	32,157
Custodian fees	96,606	206,210	28,249	17,971	19,870	7,219
Registration fees	87,420	56,536	66,461	66,640	59,187	56,019
Pricing fees	43,182	11,980	1,468	1,008	1,609	628
Insurance fees	40,427	9,267	33,672	30,277	10,284	8,381
Other	6,270	9,920	10,474	8,278	4,651	6,539
	11,842,041	3,816,063	10,690,520	9,626,939	4,576,256	3,764,555
Less fees waived	(1,006,300)	(291,289)	(191,067)	(119,386)	(418,901)	(412,527)
Less expense paid indirectly	(699)	(746)	(775)	(773)	(755)	(773)
Total operating expenses	10,835,042	3,524,028	10,498,678	9,506,780	4,156,600	3,351,255
Net Investment Income (Loss)	38,096,816	3,075,635	(3,025,733)	6,069,421	(2,635,441)	(746,540)

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	8,489,054	7,964,578	74,557,147	23,296,972	23,355,187	22,987,790
Foreign currencies	1,908,888	153,691	(114,736)	1,185	(167,001)	—
Foreign currency exchange contracts	(5,912,887)	(142,881)	(46,600)	18,289	(106,619)	—
Futures contracts	850,966	124,390	—	—	—	—
Options written	644,275	—	—	—	—	—
Swap contracts	(1,665,750)	—	—	—	—	—
Net realized gain	4,314,546	8,099,778	74,395,811	23,316,446	23,081,567	22,987,790
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	17,773,249	11,446,234	45,782,341	62,928,731	40,739,949	31,873,059

Net Realized and Unrealized Gain on
Investments and Foreign Currencies	22,087,795	19,546,012	120,178,152	86,245,177	63,821,516	54,860,849

Net Increase in Net Assets
Resulting from Operations	$60,184,611	$22,621,647	$117,152,419	$92,314,598	$61,186,075	$54,114,309

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Optimum Fund Trust

	Optimum Fixed Income Fund		Optimum International Fund
	Year Ended		Year Ended
	3/31/11	3/31/10	3/31/11	3/31/10
Increase in Net Assets from Operations:
Net investment income	$38,096,816	$53,636,499	$3,075,635	$2,399,523
Net realized gain on investments and foreign currencies	4,314,546	21,137,947	8,099,778	12,072,059
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	17,773,249	97,067,875	11,446,234	46,250,763
Net increase in net assets resulting from operations	60,184,611	171,842,321	22,621,647	60,722,345

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,580,182)	(2,704,699)	(174,283)	(210,267)
Class B	(176,801)	(348,148)	(20,118)	(36,894)
Class C	(5,530,649)	(10,367,571)	(399,968)	(708,469)
Institutional Class	(28,959,780)	(34,129,218)	(2,614,834)	(1,850,644)
	(36,247,412)	(47,549,636)	(3,209,203)	(2,806,274)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,361,932	3,385,107	1,004,512	988,480
Class B	140,931	60,379	13,384	24,001
Class C	20,924,263	17,921,759	2,593,727	3,561,654
Institutional Class	311,193,996	194,426,459	98,523,741	60,448,982

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,536,790	2,644,452	171,047	206,977
Class B	167,095	336,730	19,701	36,076
Class C	5,405,852	10,126,943	395,170	699,187
Institutional Class	28,157,880	33,095,912	2,580,351	1,822,132
	373,888,739	261,997,741	105,301,633	67,787,489

Cost of shares repurchased:
Class A	(10,149,128)	(11,854,007)	(2,906,788)	(3,052,859)
Class B	(1,337,919)	(1,319,233)	(554,797)	(383,458)
Class C	(41,735,014)	(44,582,487)	(9,569,069)	(11,030,505)
Institutional Class	(144,692,404)	(168,483,326)	(36,092,756)	(32,787,957)
	(197,914,465)	(226,239,053)	(49,123,410)	(47,254,779)
Increase in net assets derived from capital share transactions	175,974,274	35,758,688	56,178,223	20,532,710
Net Increase in Net Assets	199,911,473	160,051,373	75,590,667	78,448,781

Net Assets:
Beginning of year	796,303,106	636,251,733	203,740,818	125,292,037
End of year	$996,214,579	$796,303,106	$279,331,485	$203,740,818
Undistributed net investment income	$12,498,004	$15,471,348	$2,625,593	$2,708,008
See accompanying notes, which are an integral part of the financial statements.

	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
	Year Ended		Year Ended
	3/31/11	3/31/10	3/31/11	3/31/10
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(3,025,733)	$(953,105)	$6,069,421	$8,680,813
Net realized gain (loss) on investments and foreign currencies	74,395,811	80,603,475	23,316,446	(57,399,235)
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	45,782,341	179,873,048	62,928,731	276,475,971
Net increase in net assets resulting from operations	117,152,419	259,523,418	92,314,598	227,757,549

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(397,086)	(693,967)
Class B	—	—	(36,673)	(82,375)
Class C	—	—	(808,084)	(1,726,789)
Institutional Class	—	(753,154)	(7,461,811)	(11,111,005)
	—	(753,154)	(8,703,654)	(13,614,136)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,880,833	2,642,285	3,699,946	2,529,348
Class B	27,050	96,636	19,398	107,433
Class C	7,733,548	10,516,228	7,643,883	10,384,597
Institutional Class	157,827,455	125,781,819	152,059,465	113,126,953

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	—	—	391,381	685,011
Class B	—	—	36,248	79,977
Class C	—	—	797,769	1,704,441
Institutional Class	—	741,206	7,362,691	10,938,799
	168,468,886	139,778,174	172,010,781	139,556,559

Cost of shares repurchased:
Class A	(8,883,133)	(8,517,252)	(8,008,532)	(7,859,345)
Class B	(1,581,843)	(1,062,063)	(1,454,201)	(996,339)
Class C	(29,884,245)	(29,951,306)	(27,843,973)	(28,982,433)
Institutional Class	(196,082,815)	(190,004,307)	(155,909,561)	(158,033,296)
	(236,432,036)	(229,534,928)	(193,216,267)	(195,871,413)
Decrease in net assets derived from capital share transactions	(67,963,150)	(89,756,754)	(21,205,486)	(56,314,854)
Net Increase in Net Assets	49,189,269	169,013,510	62,405,458	157,828,559

Net Assets:
Beginning of year	706,947,448	537,933,938	646,833,495	489,004,936
End of year	$756,136,717	$706,947,448	$709,238,953	$646,833,495
Undistributed (accumulated) net investment income (loss)	$(19,646)	$(21,830)	$6,037,066	$8,651,825

See accompanying notes, which are an integral part of the financial statements.

(continues)     87

Statements of changes in net assets

Optimum Fund Trust

	Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
	Year Ended		Year Ended
	3/31/11	3/31/10	3/31/11	3/31/10
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,635,441)	$(1,885,188)	$(746,540)	$(189,583)
Net realized gain on investments and foreign currencies	23,081,567	16,100,021	22,987,790	3,056,016
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	40,739,949	61,895,220	31,873,059	68,102,924
Net increase in net assets resulting from operations	61,186,075	76,110,053	54,114,309	70,969,357

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	—	—	—	(88,032)

Return of Capital:
Institutional Class	—	—	—	(92,374)
	—	—	—	(180,406)

Capital Share Transactions:
Proceeds from shares sold:
Class A	514,239	539,025	430,872	412,951
Class B	5,887	35,605	293	25,862
Class C	1,358,229	2,091,719	1,363,672	1,722,368
Institutional Class	104,724,111	128,206,873	104,115,451	74,088,679

Net asset value of shares issued upon reinvestment of dividends and distributions:
Institutional Class	—	—	—	177,262
	106,602,466	130,873,222	105,910,288	76,427,122

Cost of shares repurchased:
Class A	(1,760,162)	(1,536,241)	(1,518,111)	(1,438,753)
Class B	(305,695)	(191,945)	(297,186)	(171,978)
Class C	(5,679,529)	(5,275,925)	(5,411,146)	(4,946,735)
Institutional Class	(59,916,934)	(39,161,101)	(39,423,619)	(27,361,397)
	(67,662,320)	(46,165,212)	(46,650,062)	(33,918,863)
Increase in net assets derived from capital share transactions	38,940,146	84,708,010	59,260,226	42,508,259
Net Increase in Net Assets	100,126,221	160,818,063	113,374,535	113,297,210

Net Assets:
Beginning of year	236,545,607	75,727,544	191,057,381	77,760,171
End of year	$336,671,828	$236,545,607	$304,431,916	$191,057,381
Accumulated net investment loss	$(89,705)	$(13,721)	$—	$—

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$9.290	$7.750	$8.930	$9.050	$8.740

Income (loss) from investment operations:
Net investment income1	0.391	0.661	0.449	0.402	0.399
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.247	1.482	(1.140)	(0.066)	0.255
Total from investment operations	0.638	2.143	(0.691)	0.336	0.654

Less dividends and distributions from:
Net investment income	(0.378)	(0.603)	(0.462)	(0.380)	(0.344)
Net realized gain on investments	—	—	(0.027)	(0.076)	—
Total dividends and distributions	(0.378)	(0.603)	(0.489)	(0.456)	(0.344)

Net asset value, end of period	$9.550	$9.290	$7.750	$8.930	$9.050

Total return2	7.01%	28.24%	(7.82% )	3.78%	7.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,758	$40,808	$39,299	$63,262	$58,691
Ratio of expenses to average net assets	1.35%	1.31%	1.24%	1.24%	1.25%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.46%	1.48%	1.47%	1.43%	1.61%
Ratio of net investment income to average net assets	4.10%	7.49%	5.38%	4.44%	4.48%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	3.99%	7.32%	5.15%	4.25%	4.12%
Portfolio turnover	273%	134%	158%	256%	238%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)     89

Financial highlights

Optimum Fixed Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$9.280	$7.750	$8.930	$9.060	$8.740

Income (loss) from investment operations:
Net investment income1	0.328	0.604	0.395	0.343	0.342
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.248	1.486	(1.140)	(0.076)	0.264
Total from investment operations	0.576	2.090	(0.745)	0.267	0.606

Less dividends and distributions from:
Net investment income	(0.316)	(0.560)	(0.408)	(0.321)	(0.286)
Net realized gain on investments	—	—	(0.027)	(0.076)	—
Total dividends and distributions	(0.316)	(0.560)	(0.435)	(0.397)	(0.286)

Net asset value, end of period	$9.540	$9.280	$7.750	$8.930	$9.060

Total return2	6.32%	27.51%	(8.42% )	2.99%	7.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,714	$5,587	$5,483	$8,788	$9,568
Ratio of expenses to average net assets	2.00%	1.96%	1.89%	1.89%	1.90%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.11%	2.13%	2.12%	2.08%	2.26%
Ratio of net investment income to average net assets	3.45%	6.84%	4.73%	3.79%	3.83%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	3.34%	6.67%	4.50%	3.60%	3.47%
Portfolio turnover	273%	134%	158%	256%	238%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$9.280	$7.760	$8.940	$9.060	$8.750

Income (loss) from investment operations:
Net investment income1	0.329	0.604	0.395	0.343	0.341
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.247	1.476	(1.140)	(0.066)	0.255
Total from investment operations	0.576	2.080	(0.745)	0.277	0.596

Less dividends and distributions from:
Net investment income	(0.316)	(0.560)	(0.408)	(0.321)	(0.286)
Net realized gain on investments	—	—	(0.027)	(0.076)	—
Total dividends and distributions	(0.316)	(0.560)	(0.435)	(0.397)	(0.286)

Net asset value, end of period	$9.540	$9.280	$7.760	$8.940	$9.060

Total return2	6.32%	27.34%	(8.41% )	3.11%	6.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$159,759	$170,214	$157,185	$257,340	$227,036
Ratio of expenses to average net assets	2.00%	1.96%	1.89%	1.89%	1.90%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.11%	2.13%	2.12%	2.08%	2.26%
Ratio of net investment income to average net assets	3.45%	6.84%	4.73%	3.79%	3.83%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	3.34%	6.67%	4.50%	3.60%	3.47%
Portfolio turnover	273%	134%	158%	256%	238%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)     91

Financial highlights

Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$9.290	$7.740	$8.920	$9.050	$8.730

Income (loss) from investment operations:
Net investment income1	0.424	0.692	0.479	0.434	0.431
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.247	1.484	(1.141)	(0.076)	0.265
Total from investment operations	0.671	2.176	(0.662)	0.358	0.696

Less dividends and distributions from:
Net investment income	(0.411)	(0.626)	(0.491)	(0.412)	(0.376)
Net realized gain on investments	—	—	(0.027)	(0.076)	—
Total dividends and distributions	(0.411)	(0.626)	(0.518)	(0.488)	(0.376)

Net asset value, end of period	$9.550	$9.290	$7.740	$8.920	$9.050

Total return2	7.39%	28.73%	(7.51% )	4.04%	8.09%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$791,984	$579,694	$434,285	$597,388	$454,154
Ratio of expenses to average net assets	1.00%	0.96%	0.89%	0.89%	0.90%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.11%	1.13%	1.12%	1.08%	1.26%
Ratio of net investment income to average net assets	4.45%	7.84%	5.73%	4.79%	4.83%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	4.34%	7.67%	5.50%	4.60%	4.47%
Portfolio turnover	273%	134%	158%	256%	238%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$10.340	$7.010	$13.840	$15.490	$13.470

Income (loss) from investment operations:
Net investment income1	0.129	0.124	0.280	0.262	0.112
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.887	3.366	(6.557)	(0.798)	2.661
Total from investment operations	1.016	3.490	(6.277)	(0.536)	2.773

Less dividends and distributions from:
Net investment income	(0.156)	(0.160)	(0.326)	(0.116)	(0.172)
Net realized gain on investments	—	—	(0.227)	(0.998)	(0.581)
Total dividends and distributions	(0.156)	(0.160)	(0.553)	(1.114)	(0.753)

Net asset value, end of period	$11.200	$10.340	$7.010	$13.840	$15.490

Total return2	10.19%	50.29%	(46.64%)	(3.96% )	21.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,189	$12,082	$9,578	$22,971	$25,523
Ratio of expenses to average net assets	1.75%	1.75%	1.77%	1.75%	1.96%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.88%	1.94%	1.86%	1.75%	1.96%
Ratio of net investment income to average net assets	1.26%	1.30%	2.66%	1.69%	0.78%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.13%	1.11%	2.57%	1.69%	0.78%
Portfolio turnover	95%	91%	58%	19%	18%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       93

Financial highlights

Optimum International Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$10.100	$6.880	$13.580	$15.240	$13.290

Income (loss) from investment operations:
Net investment income1	0.061	0.064	0.213	0.163	0.021
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.875	3.304	(6.436)	(0.787)	2.614
Total from investment operations	0.936	3.368	(6.223)	(0.624)	2.635

Less dividends and distributions from:
Net investment income	(0.096)	(0.148)	(0.250)	(0.038)	(0.104)
Net realized gain on investments	—	—	(0.227)	(0.998)	(0.581)
Total dividends and distributions	(0.096)	(0.148)	(0.477)	(1.036)	(0.685)

Net asset value, end of period	$10.940	$10.100	$6.880	$13.580	$15.240

Total return2	9.49%	49.42%	(47.02% )	(4.59% )	20.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,868	$2,243	$1,764	$4,203	$5,031
Ratio of expenses to average net assets	2.40%	2.40%	2.42%	2.40%	2.61%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.53%	2.59%	2.51%	2.40%	2.61%
Ratio of net investment income to average net assets	0.61%	0.65%	2.01%	1.04%	0.13%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.48%	0.46%	1.92%	1.04%	0.13%
Portfolio turnover	95%	91%	58%	19%	18%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$10.100	$6.890	$13.590	$15.250	$13.290

Income (loss) from investment operations:
Net investment income1	0.061	0.064	0.213	0.163	0.021
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.885	3.294	(6.436)	(0.787)	2.624
Total from investment operations	0.946	3.358	(6.223)	(0.624)	2.645

Less dividends and distributions from:
Net investment income	(0.096)	(0.148)	(0.250)	(0.038)	(0.104)
Net realized gain on investments	—	—	(0.227)	(0.998)	(0.581)
Total dividends and distributions	(0.096)	(0.148)	(0.477)	(1.036)	(0.685)

Net asset value, end of period	$10.950	$10.100	$6.890	$13.590	$15.250

Total return2	9.59%	49.20%	(46.98% )	(4.59% )	20.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,762	$43,260	$34,520	$84,431	$91,696
Ratio of expenses to average net assets	2.40%	2.40%	2.42%	2.40%	2.61%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.53%	2.59%	2.51%	2.40%	2.61%
Ratio of net investment income to average net assets	0.61%	0.65%	2.01%	1.04%	0.13%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.48%	0.46%	1.92%	1.04%	0.13%
Portfolio turnover	95%	91%	58%	19%	18%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       95

Financial highlights

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$10.430	$7.050	$13.940	$15.590	$13.550

Income (loss) from investment operations:
Net investment income1	0.168	0.157	0.317	0.317	0.162
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.887	3.393	(6.611)	(0.797)	2.679
Total from investment operations	1.055	3.550	(6.294)	(0.480)	2.841

Less dividends and distributions from:
Net investment income	(0.185)	(0.170)	(0.369)	(0.172)	(0.220)
Net realized gain on investments	—	—	(0.227)	(0.998)	(0.581)
Total dividends and distributions	(0.185)	(0.170)	(0.596)	(1.170)	(0.801)

Net asset value, end of period	$11.300	$10.430	$7.050	$13.940	$15.590

Total return2	10.55%	50.88%	(46.49% )	(3.59% )	21.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$226,512	$146,156	$79,430	$174,954	$154,198
Ratio of expenses to average net assets	1.40%	1.40%	1.42%	1.40%	1.61%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.53%	1.59%	1.51%	1.40%	1.61%
Ratio of net investment income to average net assets	1.61%	1.65%	3.01%	2.04%	1.13%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.48%	1.46%	2.92%	2.04%	1.13%
Portfolio turnover	95%	91%	58%	19%	18%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11		3/31/10		3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$10.640		$6.990		$11.220	$11.980	$11.540

Income (loss) from investment operations:
Net investment loss1	(0.062)		(0.025)		(0.001)	(0.021)	(0.047)
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.852		3.675		(4.229)	(0.406)	0.692
Total from investment operations	1.790		3.650		(4.230)	(0.427)	0.645

Less dividends and distributions from:
Net investment income	—		—		—	(0.296)	(0.205)
Return of capital	—		—		—	(0.037)	—
Total dividends and distributions	—		—		—	(0.333)	(0.205)

Net asset value, end of period	$12.430		$10.640		$6.990	$11.220	$11.980

Total return2	16.82%		52.22%		(37.70% )	(3.86%)	5.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35,359		$36,288		$28,347	$54,022	$56,088
Ratio of expenses to average net assets	1.61%		1.61%		1.61%	1.60%	1.69%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.64%		1.66%		1.64%	1.60%	1.77%
Ratio of net investment loss to average net assets	(0.57%	)	(0.28%	)	(0.01% )	(0.17%)	(0.41% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.60%	)	(0.33%	)	(0.04% )	(0.17% )	(0.49% )
Portfolio turnover	117%		145%		164%	59%	37%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       97

Financial highlights

Optimum Large Cap Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11		3/31/10		3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$10.180		$6.730		$10.870	$11.700	$11.340

Income (loss) from investment operations:
Net investment loss1	(0.127)		(0.081)		(0.059)	(0.100)	(0.119)
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.767		3.531		(4.081)	(0.397)	0.684
Total from investment operations	1.640		3.450		(4.140)	(0.497)	0.565

Less dividends and distributions from:
Net investment income	—		—		—	(0.296)	(0.205)
Return of capital	—		—		—	(0.037)	—
Total dividends and distributions	—		—		—	(0.333)	(0.205)

Net asset value, end of period	$11.820		$10.180		$6.730	$10.870	$11.700

Total return2	16.11%		51.26%		(38.09% )	(4.56% )	5.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,381		$6,135		$4,780	$9,345	$10,819
Ratio of expenses to average net assets	2.26%		2.26%		2.26%	2.25%	2.34%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.29%		2.31%		2.29%	2.25%	2.42%
Ratio of net investment loss to average net assets	(1.22%	)	(0.93%	)	(0.66% )	(0.82% )	(1.06% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.25%	)	(0.98%	)	(0.69% )	(0.82% )	(1.14% )
Portfolio turnover	117%		145%		164%	59%	37%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11		3/31/10		3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$10.180		$6.730		$10.870	$11.700	$11.340

Income (loss) from investment operations:
Net investment loss1	(0.127)		(0.081)		(0.059)	(0.100)	(0.119)
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.767		3.531		(4.081)	(0.397)	0.684
Total from investment operations	1.640		3.450		(4.140)	(0.497)	0.565

Less dividends and distributions from:
Net investment income	—		—		—	(0.296)	(0.205)
Return of capital	—		—		—	(0.037)	—
Total dividends and distributions	—		—		—	(0.333)	(0.205)

Net asset value, end of period	$11.820		$10.180		$6.730	$10.870	$11.700

Total return2	16.11%		51.26%		(38.09% )	(4.56% )	5.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$128,256		$132,242		$102,233	$203,394	$203,591
Ratio of expenses to average net assets	2.26%		2.26%		2.26%	2.25%	2.34%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.29%		2.31%		2.29%	2.25%	2.42%
Ratio of net investment loss to average net assets	(1.22%	)	(0.93%	)	(0.66% )	(0.82% )	(1.06% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.25%	)	(0.98%	)	(0.69% )	(0.82% )	(1.14% )
Portfolio turnover	117%		145%		164%	59%	37%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       99

Financial highlights

Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11		3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$10.880		$7.130	$11.410	$12.140	$11.650

Income (loss) from investment operations:
Net investment income (loss)1	(0.025)		0.007	0.032	0.023	(0.006)
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.905		3.758	(4.312)	(0.420)	0.701
Total from investment operations	1.880		3.765	(4.280)	(0.397)	0.695

Less dividends and distributions from:
Net investment income	—		(0.015)	—	(0.296)	(0.205)
Return of capital	—		—	—	(0.037)	—
Total dividends and distributions	—		(0.015)	—	(0.333)	(0.205)

Net asset value, end of period	$12.760		$10.880	$7.130	$11.410	$12.140

Total return2	17.28%		52.87%	(37.51% )	(3.56% )	6.13%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$587,141		$532,282	$402,574	$723,347	$518,509
Ratio of expenses to average net assets	1.26%		1.26%	1.26%	1.25%	1.34%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.29%		1.31%	1.29%	1.25%	1.42%
Ratio of net investment income (loss) to average net assets	(0.22%	)	0.07%	0.34%	0.18%	(0.06% )
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	(0.25%	)	0.02%	0.31%	0.18%	(0.14% )
Portfolio turnover	117%		145%	164%	59%	37%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$9.830	$6.710	$11.170	$12.730	$11.320

Income (loss) from investment operations:
Net investment income1	0.075	0.118	0.165	0.138	0.128
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.274	3.181	(4.453)	(0.931)	1.614
Total from investment operations	1.349	3.299	(4.288)	(0.793)	1.742

Less dividends and distributions from:
Net investment income	(0.119)	(0.179)	(0.029)	(0.134)	(0.104)
Net realized gain on investments	—	—	(0.143)	(0.633)	(0.228)
Total dividends and distributions	(0.119)	(0.179)	(0.172)	(0.767)	(0.332)

Net asset value, end of period	$11.060	$9.830	$6.710	$11.170	$12.730

Total return2	14.00%	49.92%	(38.97% )	(6.80% )	15.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$33,892	$34,167	$26,901	$53,097	$58,161
Ratio of expenses to average net assets	1.59%	1.58%	1.54%	1.54%	1.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.61%	1.62%	1.60%	1.56%	1.73%
Ratio of net investment income to average net assets	0.77%	1.38%	1.82%	1.09%	1.07%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.75%	1.34%	1.76%	1.07%	0.89%
Portfolio turnover	82%	28%	37%	30%	22%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       101

Financial highlights

Optimum Large Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$9.720	$6.630	$11.090	$12.640	$11.240

Income (loss) from investment operations:
Net investment income1	0.012	0.063	0.106	0.056	0.052
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.262	3.147	(4.413)	(0.923)	1.606
Total from investment operations	1.274	3.210	(4.307)	(0.867)	1.658

Less dividends and distributions from:
Net investment income	(0.064)	(0.120)	(0.010)	(0.050)	(0.030)
Net realized gain on investments	—	—	(0.143)	(0.633)	(0.228)
Total dividends and distributions	(0.064)	(0.120)	(0.153)	(0.683)	(0.258)

Net asset value, end of period	$10.930	$9.720	$6.630	$11.090	$12.640

Total return2	13.25%	48.92%	(39.37% )	(7.38% )	14.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,135	$5,943	$4,664	$9,454	$11,403
Ratio of expenses to average net assets	2.24%	2.23%	2.19%	2.19%	2.20%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.26%	2.27%	2.25%	2.21%	2.38%
Ratio of net investment income to average net assets	0.12%	0.73%	1.17%	0.44%	0.42%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.10%	0.69%	1.11%	0.42%	0.24%
Portfolio turnover	82%	28%	37%	30%	22%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$9.710	$6.630	$11.080	$12.630	$11.240

Income (loss) from investment operations:
Net investment income1	0.012	0.063	0.106	0.057	0.051
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.272	3.137	(4.403)	(0.924)	1.597
Total from investment operations	1.284	3.200	(4.297)	(0.867)	1.648

Less dividends and distributions from:
Net investment income	(0.064)	(0.120)	(0.010)	(0.050)	(0.030)
Net realized gain on investments	—	—	(0.143)	(0.633)	(0.228)
Total dividends and distributions	(0.064)	(0.120)	(0.153)	(0.683)	(0.258)

Net asset value, end of period	$10.930	$9.710	$6.630	$11.080	$12.630

Total return2	13.37%	48.76%	(39.31% )	(7.39% )	14.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$119,899	$125,961	$98,881	$205,501	$216,527
Ratio of expenses to average net assets	2.24%	2.23%	2.19%	2.19%	2.20%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.26%	2.27%	2.25%	2.21%	2.38%
Ratio of net investment income to average net assets	0.12%	0.73%	1.17%	0.44%	0.42%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.10%	0.69%	1.11%	0.42%	0.24%
Portfolio turnover	82%	28%	37%	30%	22%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       103

Financial highlights

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$9.870	$6.740	$11.190	$12.750	$11.330

Income (loss) from investment operations:
Net investment income1	0.110	0.148	0.197	0.183	0.170
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.279	3.193	(4.465)	(0.931)	1.623
Total from investment operations	1.389	3.341	(4.268)	(0.748)	1.793

Less dividends and distributions from:
Net investment income	(0.149)	(0.211)	(0.039)	(0.179)	(0.145)
Net realized gain on investments	—	—	(0.143)	(0.633)	(0.228)
Total dividends and distributions	(0.149)	(0.211)	(0.182)	(0.812)	(0.373)

Net asset value, end of period	$11.110	$9.870	$6.740	$11.190	$12.750

Total return2	14.42%	50.47%	(38.76%)	(6.46% )	16.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$550,313	$480,762	$358,559	$607,637	$508,000
Ratio of expenses to average net assets	1.24%	1.23%	1.19%	1.19%	1.20%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.26%	1.27%	1.25%	1.21%	1.38%
Ratio of net investment income to average net assets	1.12%	1.73%	2.17%	1.44%	1.42%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.10%	1.69%	2.11%	1.42%	1.24%
Portfolio turnover	82%	28%	37%	30%	22%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11		3/31/10		3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$11.150		$6.760		$11.280	$14.070	$14.340

Income (loss) from investment operations:
Net investment loss1	(0.149)		(0.123)		(0.092)	(0.177)	(0.155)
Net realized and unrealized gain (loss) on investments
and foreign currencies	2.899		4.513		(4.428)	(1.952)	0.188
Total from investment operations	2.750		4.390		(4.520)	(2.129)	0.033

Less dividends and distributions from:
Net realized gain on investments	—		—		—	(0.651)	(0.303)
Return of capital	—		—		—	(0.010)	—
Total dividends and distributions	—		—		—	(0.661)	(0.303)

Net asset value, end of period	$13.900		$11.150		$6.760	$11.280	$14.070

Total return2	24.66%		64.94%		(40.07% )	(15.96% )	0.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,866		$6,736		$4,814	$9,282	$12,088
Ratio of expenses to average net assets	1.90%		1.90%		1.90%	1.92%	1.95%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.07%		2.10%		2.26%	2.11%	2.32%
Ratio of net investment loss to average net assets	(1.29%	)	(1.30%	)	(0.96% )	(1.27% )	(1.15% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.46%	)	(1.50%	)	(1.32% )	(1.46% )	(1.52% )
Portfolio turnover	86%		100%		119%	46%	46%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       105

Financial highlights

Optimum Small-Mid Cap Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11		3/31/10		3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$10.660		$6.510		$10.930	$13.750	$14.110

Income (loss) from investment operations:
Net investment loss1	(0.213)		(0.179)		(0.152)	(0.265)	(0.240)
Net realized and unrealized gain (loss) on investments
and foreign currencies	2.753		4.329		(4.268)	(1.894)	0.183
Total from investment operations	2.540		4.150		(4.420)	(2.159)	(0.057)

Less dividends and distributions from:
Net realized gain on investments	—		—		—	(0.651)	(0.303)
Return of capital	—		—		—	(0.010)	—
Total dividends and distributions	—		—		—	(0.661)	(0.303)

Net asset value, end of period	$13.200		$10.660		$6.510	$10.930	$13.750

Total return2	23.83%		63.75%		(40.44% )	(16.56% )	(0.27% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,063		$1,143		$807	$1,620	$2,187
Ratio of expenses to average net assets	2.55%		2.55%		2.55%	2.57%	2.60%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.72%		2.75%		2.91%	2.76%	2.97%
Ratio of net investment loss to average net assets	(1.94%	)	(1.95%	)	(1.61% )	(1.92% )	(1.80% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(2.11%	)	(2.15%	)	(1.97% )	(2.11% )	(2.17% )
Portfolio turnover	86%		100%		119%	46%	46%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11		3/31/10		3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$10.660		$ 6.510		$10.930	$13.750	$14.110

Income (loss) from investment operations:
Net investment loss1	(0.213)		(0.179)		(0.152)	(0.264)	(0.240)
Net realized and unrealized gain (loss) on investments
and foreign currencies	2.753		4.329		(4.268)	(1.895)	0.183
Total from investment operations	2.540		4.150		(4.420)	(2.159)	(0.057)

Less dividends and distributions from:
Net realized gain on investments	—		—		—	(0.651)	(0.303)
Return of capital	—		—		—	(0.010)	—
Total dividends and distributions	—		—		—	(0.661)	(0.303)

Net asset value, end of period	$13.200		$10.660		$6.510	$10.930	$13.750

Total return2	23.83%		63.75%		(40.44% )	(16.56% )	(0.27% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,337		$23,824		$16,863	$34,086	$40,324
Ratio of expenses to average net assets	2.55%		2.55%		2.55%	2.57%	2.60%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.72%		2.75%		2.91%	2.76%	2.97%
Ratio of net investment loss to average net assets	(1.94%	)	(1.95%	)	(1.61% )	(1.92% )	(1.80% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(2.11%	)	(2.15%	)	(1.97% )	(2.11% )	(2.17% )
Portfolio turnover	86%		100%		119%	46%	46%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       107

Financial highlights

Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11		3/31/10		3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$11.410		$ 6.900		$11.470	$14.250	$14.470

Income (loss) from investment operations:
Net investment loss1	(0.112)		(0.091)		(0.059)	(0.128)	(0.108)
Net realized and unrealized gain (loss) on investments
and foreign currencies	2.972		4.601		(4.511)	(1.991)	0.191
Total from investment operations	2.860		4.510		(4.570)	(2.119)	0.083

Less dividends and distributions from:
Net realized gain on investments	—		—		—	(0.651)	(0.303)
Return of capital	—		—		—	(0.010)	—
Total dividends and distributions	—		—		—	(0.661)	(0.303)

Net asset value, end of period	$14.270		$11.410		$ 6.900	$11.470	$14.250

Total return2	25.07%		65.36%		(39.84% )	(15.68% )	0.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$304,406		$204,843		$53,244	$90,614	$84,934
Ratio of expenses to average net assets	1.55%		1.55%		1.55%	1.57%	1.60%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.72%		1.75%		1.91%	1.76%	1.97%
Ratio of net investment loss to average net assets	(0.94%	)	(0.95%	)	(0.61% )	(0.92% )	(0.80% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.11%	)	(1.15%	)	(0.97% )	(1.11% )	(1.17% )
Portfolio turnover	86%		100%		119%	46%	46%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11		3/31/10		3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$10.070		$ 5.690		$10.380	$13.540	$13.590

Income (loss) from investment operations:
Net investment income (loss)1	(0.062)		(0.027)		0.011	(0.025)	(0.020)
Net realized and unrealized gain (loss) on investments	2.602		4.407		(4.683)	(2.102)	0.759
Total from investment operations	2.540		4.380		(4.672)	(2.127)	0.739

Less dividends and distributions from:
Net realized gain on investments	—		—		(0.018)	(1.033)	(0.789)
Total dividends and distributions	—		—		(0.018)	(1.033)	(0.789)

Net asset value, end of period	$12.610		$10.070		$ 5.690	$10.380	$13.540

Total return2	25.22%		76.98%		(45.09% )	(16.34% )	5.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,102		$5,918		$4,045	$9,145	$12,721
Ratio of expenses to average net assets	1.81%		1.82%		1.75%	1.76%	1.76%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.00%		2.13%		2.22%	2.09%	2.32%
Ratio of net investment income (loss) to average net assets	(0.59%	)	(0.32%	)	0.15%	(0.20% )	(0.16% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.78%	)	(0.63%	)	(0.32% )	(0.53% )	(0.72% )
Portfolio turnover	43%		40%		86%	53%	49%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       109

Financial highlights

Optimum Small-Mid Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11		3/31/10		3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$ 9.590		$5.460		$10.030	$13.190	$13.350

Income (loss) from investment operations:
Net investment loss1	(0.123)		(0.077)		(0.042)	(0.102)	(0.101)
Net realized and unrealized gain (loss) on investments	2.473		4.207		(4.510)	(2.025)	0.730
Total from investment operations	2.350		4.130		(4.552)	(2.127)	0.629

Less dividends and distributions from:
Net realized gain on investments	—		—		(0.018)	(1.033)	(0.789)
Total dividends and distributions	—		—		(0.018)	(1.033)	(0.789)

Net asset value, end of period	$11.940		$9.590		$ 5.460	$10.030	$13.190

Total return2	24.50%		75.64%		(45.47% )	(16.79% )	5.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,038		$1,114		$731	$1,636	$2,239
Ratio of expenses to average net assets	2.46%		2.47%		2.40%	2.41%	2.41%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.65%		2.78%		2.87%	2.74%	2.97%
Ratio of net investment loss to average net assets	(1.24%	)	(0.97%	)	(0.50% )	(0.85% )	(0.81% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.43%	)	(1.28%	)	(0.97% )	(1.18% )	(1.37% )
Portfolio turnover	43%		40%		86%	53%	49%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11		3/31/10		3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$ 9.590		$5.460		$10.020	$13.190	$13.350

Income (loss) from investment operations:
Net investment loss1	(0.124)		(0.076)		(0.042)	(0.102)	(0.101)
Net realized and unrealized gain (loss) on investments	2.464		4.206		(4.500)	(2.035)	0.730
Total from investment operations	2.340		4.130		(4.542)	(2.137)	0.629

Less dividends and distributions from:
Net realized gain on investments	—		—		(0.018)	(1.033)	(0.789)
Total dividends and distributions	—		—		(0.018)	(1.033)	(0.789)

Net asset value, end of period	$11.930		$9.590		$ 5.460	$10.020	$13.190

Total return2	24.40%		75.64%		(45.42% )	(16.79% )	5.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,797		$22,163		$14,811	$32,891	$41,622
Ratio of expenses to average net assets	2.46%		2.47%		2.40%	2.41%	2.41%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.65%		2.78%		2.87%	2.74%	2.97%
Ratio of net investment loss to average net assets	(1.24%	)	(0.97%	)	(0.50% )	(0.85% )	(0.81% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.43%	)	(1.28%	)	(0.97% )	(1.18% )	(1.37% )
Portfolio turnover	43%		40%		86%	53%	49%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       111

Financial highlights

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/11		3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of period	$10.310		$ 5.820	$10.580	$13.720	$13.720

Income (loss) from investment operations:
Net investment income (loss)2	(0.026)		0.002	0.041	0.018	0.025
Net realized and unrealized gain (loss) on investments	2.676		4.505	(4.783)	(2.125)	0.764
Total from investment operations	2.650		4.507	(4.742)	(2.107)	0.789

Less dividends and distributions from:
Net investment income	—		(0.008)	—	—	—
Net realized gain on investments	—		—	(0.018)	(1.033)	(0.789)
Return of capital	—		(0.009)	—	—	—
Total dividends and distributions	—		(0.017)	(0.018)	(1.033)	(0.789)

Net asset value, end of period	$12.960		$10.310	$ 5.820	$10.580	$13.720

Total return3	25.70%		77.56%	(44.90% )	(15.97% )	6.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$274,495		$161,862	$58,173	$66,657	$71,387
Ratio of expenses to average net assets	1.46%		1.47%	1.40%	1.41%	1.41%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.65%		1.78%	1.87%	1.74%	1.97%
Ratio of net investment income (loss) to average net assets	(0.24%	)	0.03%	0.50%	0.15%	0.19%
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	(0.43%	)	(0.28% )	0.03%	(0.18% )	(0.37% )
Portfolio turnover	43%		40%	86%	53%	49%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Optimum Fund Trust
March 31, 2011

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Optimum Fixed Income Fund and 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to August 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Optimum Fixed Income Fund is to seek a high level of income. The Fund may also seek growth of capital.

The investment objective of Optimum International Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Large Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Large Cap Value Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Small-Mid Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Small-Mid Cap Value Fund is to seek long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Trust.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (March 31, 2008–March 31, 2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

(continues)       113

Notes to financial statements

Optimum Fund Trust

1. Significant Accounting Policies (continued)

Repurchase Agreements — Each Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At March 31, 2011, the Funds held no investments in repurchase agreements.

To Be Announced Trades — The Optimum Fixed Income Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Mortgage Dollar Rolls — The Optimum Fixed Income Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. The Fund accounts for mortgage-dollar-roll transactions as purchases and sales, these transactions may increase the Fund’s portfolio turnover rate.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally isolate that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Funds are charged directly to the Funds. Other expenses common to various funds within the Trust are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Each Fund expects to declare and pay dividends from net investment income, if any, annually. Each Fund expects to declare and pay distributions from net realized gain on investments, if any, at least annually, and may distribute net investment income and net capital gains more frequently, if necessary for tax purposes.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended March 31, 2011.

The Funds receive earnings credits from their transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended March 31, 2011, the Funds earned the following amounts under this agreement:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$699	$746	$775	$773	$755	$773

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Delaware Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Trust’s Board, to select and contract with one or more investment sub-advisers to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisers, and to monitor the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisers out of its fees.

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Optimum Fixed Income Fund	0.7000% of net assets up to $25 million
0.6500% of net assets from $25 million to $100 million
0.6000% of net assets from $100 million to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets over $1 billion

Optimum International Fund	0.8750% of net assets up to $50 million
0.8000% of net assets from $50 million to $100 million
0.7800% of net assets from $100 million to $300 million
0.7650% of net assets from $300 million to $400 million
0.7300% of net assets over $400 million

Optimum Large Cap Growth Fund	0.8000% of net assets up to $250 million
0.7875% of net assets from $250 million to $300 million
0.7625% of net assets from $300 million to $400 million
0.7375% of net assets from $400 million to $500 million
0.7250% of net assets from $500 million to $1 billion
0.7100% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Large Cap Value Fund	0.8000% of net assets up to $100 million
0.7375% of net assets from $100 million to $250 million
0.7125% of net assets from $250 million to $500 million
0.6875% of net assets from $500 million to $1 billion
0.6675% of net assets from $1 billion to $1.5 billion
0.6475% of net assets over $1.5 billion

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets

Optimum Small-Mid Cap Value Fund	1.0500% of net assets up to $75 million
1.0250% of net assets from $75 million to $150 million
1.0000% of net assets over $150 million

(continues)       115

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Pacific Investment Management Company LLC (PIMCO); Optimum International Fund – Mondrian Investment Partners Limited and BlackRock Advisors, LLC (BlackRock); Optimum Large Cap Growth Fund – Marsico Capital Management, LLC, T. Rowe Price Associates, Inc. (T. Rowe Price), and Fred Alger Management, Inc.; Optimum Large Cap Value Fund – Massachusetts Financial Services Company and effective November 1, 2010, Herndon Capital Management, LLC (Herndon). Herndon replaced TCW Investment Management Company as a sub-adviser; Optimum Small-Mid Cap Growth Fund – Columbia Wanger Asset Management, L.P. and Wellington Management Company, LLP (Wellington Management); Optimum Small-Mid Cap Value Fund – The Killen Group, Inc., Westwood Management Corp. (Westwood) and The Delafield Group, a division of Tocqueville Asset Management L.P.

For the year ended March 31, 2011, DMC paid the following sub-advisory fees:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$1,011,917	$877,064	$3,033,727	$2,396,958	$1,890,152	$1,284,632

Effective July 29, 2010, DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses for each Fund to the extent necessary to prevent total annual operating expenses (excluding any 12b-1 plan and certain other expenses) from exceeding the specified percentages of average daily net assets through July 29, 2011 as shown below. These waivers and reimbursements may be terminated only by agreement of the manager and each Fund.

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Effective July 29, 2010,
operating expense limitation as
a percentage of average
daily net assets (per annum)	1.00%	1.40%	1.27%	1.23%	1.55%	1.45%

Prior to July 29, 2010, DMC had voluntarily agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses for each Fund to the extent necessary to prevent total annual operating expenses (excluding any 12b-1 plan and certain other expenses) from exceeding the specified percentages of average daily net assets from August 1, 2009 through July 28, 2010 as shown below. For purposes of these waivers and reimbursements, nonroutine expenses also included such additional costs and expenses, as may be agreed upon from time to time by the Funds’ Board and DMC. These waivers and reimbursements applied only to expenses paid directly by each Fund.

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Through July 28, 2010,
operating expense limitation as
a percentage of average
daily net assets (per annum)	1.00%	1.40%	1.25%	1.26%	1.55%	1.50%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting oversight services to the Trust. For these services, the Trust pays DSC fees based on the aggregate daily net assets of the Trust at the following annual rate: 0.0050% of the first $3 billion; 0.0045% of the next $2 billion; 0.0040% of the next $2.5 billion; 0.0030% of the next $2.5 billion; and 0.0025% of aggregate average daily net assets in excess of $10 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Trust on a relative net asset value basis. For the year ended March 31, 2011, each Fund was charged for these services as follow:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$44,769	$10,392	$35,929	$32,946	$12,566	$10,607

DSC also provides the Trust with administrative services including financial and tax reporting, corporate governance, and preparation of materials and reports for the Board. For administrative services, each Fund pays DSC a fee at an annual rate (plus out-of-pocket expenses) of 0.165% of assets up to $500 million of the Funds’ average daily net assets; 0.140% of assets from $500 million to $1 billion; and 0.115% of assets over $1 billion. DSC also serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund. For these services, the Trust pays DSC a fee at an annual rate of 0.235% of the Trust’s total average daily net assets, subject to certain minimums, plus out-of-pocket expenses.

DDLP, an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP an annual fee of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and Class C shares. Institutional Class shares pay no distribution expenses.

At March 31, 2011, each Fund had liabilities payable to affiliates as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Investment management
fee payable to DMC	$426,948	$152,387	$503,921	$443,087	$261,484	$215,901
Dividend disbursing, transfer agent and fund
accounting oversight fees, administration
fees and other expenses payable to DSC	326,226	92,210	256,884	241,037	106,721	95,288
Distribution fees payable to DDLP	151,816	38,652	122,254	114,876	22,987	21,530
Other expenses payable
to DMC and affiliates*	40,384	13,347	26,908	25,406	13,856	12,881

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

For the year ended March 31, 2011, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$19,668	$5,676	$17,820	$17,208	$3,087	$2,722

For the year ended March 31, 2011, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A, Class B and Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Class A	$0	$0	$0	$0	$0	$0
Class B	4,801	3,025	9,914	9,102	2,087	1,712
Class C	15,191	2,751	7,819	7,632	1,464	1,302

DMC, DSC and DDLP are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2011, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Purchases other than U.S. government securities	$ 1,981,691,351	$250,602,405	$807,291,548	$531,375,835	$243,144,991	$128,916,275
Purchases of U.S. government securities	590,478,044	—	—	—	—	—
Sales other than U.S. government securities	1,842,533,985	199,628,578	864,432,045	558,016,505	212,587,261	84,572,903
Sales of U.S. government securities	571,248,740	—	—	—	—	—

(continues)       117

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

At March 31, 2011, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Cost of investments	$1,069,721,264	$289,163,742	$690,843,183	$670,200,925	$344,205,800	$294,481,128
Aggregate unrealized appreciation	$39,338,106	$32,689,074	$150,129,222	$105,749,892	$82,816,299	$69,882,469
Aggregate unrealized depreciation	(18,538,371)	(18,456,771)	(17,167,787)	(22,779,456)	(4,453,277)	(3,046,574)
Net unrealized appreciation	$20,799,735	$14,232,303	$132,961,435	$82,970,436	$78,363,022	$66,835,895

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2011:

	Optimum Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$284,664,468	$4,530,991	$289,195,459
Corporate Debt	—	475,336,591	39,344	475,375,935
Foreign Debt	—	84,482,022	9,310,911	93,792,933
Municipal Bonds	—	7,184,713	—	7,184,713
U.S. Treasury Obligations	—	66,134,049	—	66,134,049
Short-Term Investments	—	101,402,969	—	101,402,969
Securities Lending Collateral	—	53,719,857	—	53,719,857
Other	1,532	3,713,548	4	3,715,084
Total	$1,532	$1,076,638,217	$13,881,250	$1,090,520,999

Foreign Currency Exchange Contracts	$—	$(1,299,973)	$—	$(1,299,973)
Futures Contract	$33,675	$—	$—	$33,675
Swap Contracts	$—	$4,277	$—	$4,277

	Optimum International Fund
	Level 1	Level 2	Level 3	Total
Common Stock	$264,962,833	$—	$86,855	$265,049,688
Other	3,202,867	—	—	3,202,867
Short-Term Investments	—	7,718,509	—	7,718,509
Securities Lending Collateral	—	27,424,981	—	27,424,981
Total	$268,165,700	$35,143,490	$86,855	$303,396,045

Foreign Currency Exchange Contracts	$—	$77,357	$—	$77,357

	Optimum Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stock	$729,940,367	$9,836,634	$867,695	$740,644,696
Exchange-Traded Funds	2,414,784	—	—	2,414,784
Preferred Stock	1,082,484	—	—	1,082,484
Short-Term Investments	—	10,012,300	—	10,012,300
Securities Lending Collateral	—	69,650,354	—	69,650,354
Total	$733,437,635	$89,499,288	$867,695	$823,804,618

Foreign Currency Exchange Contract	$—	$327	$—	$327

	Optimum Large Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stock	$695,241,205	$—	$—	$695,241,205
Convertible Preferred Stock	—	1,168,376	—	1,168,376
Short-Term Investments	—	12,304,334	—	12,304,334
Securities Lending Collateral	—	44,457,446	—	44,457,446
Total	$695,241,205	$57,930,156	$—	$753,171,361

	Optimum Small-Mid Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stock	$326,468,754	$—	$—	$326,468,754
Exchange-Traded Fund	1,334,760	—	—	1,334,760
Short-Term Investments	—	11,986,749	—	11,986,749
Securities Lending Collateral	—	82,778,559	—	82,778,559
Total	$327,803,514	$94,765,308	$—	$422,568,822

Foreign Currency Exchange Contracts	$—	$6	$—	$6

	Optimum Small-Mid Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stock	$273,985,494	$—	$—	$273,985,494
Short-Term Investments	—	31,258,374	—	31,258,374
Securities Lending Collateral	—	56,073,155	—	56,073,155
Total	$273,985,494	$87,331,529	$—	$361,317,023

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Optimum Fixed Income Fund
	Agency, Asset-Backed			Securities
	and Mortgage-Backed	Corporate	Foreign	Lending
	Securities	Debt	Debt	Collateral	Other	Total
Balance as of 3/31/10	$6,420,927	$1,643,101	$1,556,712	$53,640	$4	$9,674,384
Purchases	345,774	291	8,918,206	—	—	9,264,271
Sales	(3,053,456)	(1,266,669)	(1,504,865)	(63,865)	—	(5,888,855)
Net realized gain (loss)	(200,867)	49,208	6,832	—	—	(144,827)
Transfers out of Level 3	—	(320,000)	—	—	—	(320,000)
Net unrealized appreciation/depreciation	1,018,613	(66,587)	334,026	10,225	—	1,296,277
Balance as of 3/31/11	$4,530,991	$39,344	$9,310,911	$—	$4	$13,881,250
Net change in unrealized appreciation/
depreciation from investments still held as of 3/31/11	$653,832	$(23,638)	$394,752	$(50,926)	$—	$974,020
(continues)       119

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

	Optimum International Fund
		Securities
	Common	Lending
	Stock	Collateral	Other	Total
Balance as of 3/31/10	$—	$27,782	$55,030	$82,812
Purchases	85,870	—	—	85,870
Sales	(7,509)	(66,155)	—	(73,664)
Net realized gain	1,969	33,078	—	35,047
Transfer out of Level 3	—		(62,342)	(62,342)
Net change in unrealized
appreciation/depreciation	6,525	5,295	7,312	19,132
Balance as of 3/31/11	$86,855	$—	$—	$86,855
Net change in unrealized appreciation/
depreciation from investments still held as of 3/31/11	$6,525	$(26,376)	$—	$(19,851)

	Optimum Large Cap Growth Fund
		Securities
	Common	Lending
	Stock	Collateral	Total
Balance as of 3/31/10	$—	$44,765	$44,765
Purchases	1,090,378	—	1,090,378
Sales	(215,434)	(53,298)	(268,732)
Net realized gain	38,155	—	38,155
Net change in unrealized
appreciation/depreciation	(45,404)	8,533	(36,871)
Balance as of 3/31/11	$867,695	$—	$867,695
Net change in unrealized appreciation/
depreciation from investments still held as of 3/31/11	$(45,404)	$(42,500)	$(87,904)

	Optimum Large Cap Value Fund
		Securities
		Lending
		Collateral
Balance as of 3/31/10		$44,615
Sales		(53,120)
Net change in unrealized
appreciation/depreciation		8,505
Balance as of 3/31/11		$—
Net change in unrealized appreciation/
depreciation from investments still held as of 3/31/11		$(42,357)

	Optimum Small-Mid Cap Growth Fund
		Securities
	Common	Lending
	Stock	Collateral	Total
Balance as of 3/31/10	$209,872	$21,686	$231,558
Sales	—	(25,820)	(25,820)
Transfer out of Level 3	(149,998)	—	(149,998)
Net change in unrealized
appreciation/depreciation	(59,874)	4,134	(55,740)
Balance as of 3/31/11	$—	$—	$—
Net change in unrealized appreciation/
depreciation from investments still held as of 3/31/11	$—	$(20,589)	$(20,589)

Optimum Small-Mid Cap Value Fund
Securities
Lending
Collateral
Balance as of 3/31/10	$11,200
Sales	(13,335)
Net change in unrealized
appreciation/depreciation	2,135
Balance as of 3/31/11	$—
Net change in unrealized appreciation/
depreciation from investments still held as of 3/31/11	$(10,633)

During the year ended March 31, 2011, transfers out of Level 3 investments into Level 1 investments were made in the amount of $149,998 for the Optimum Small-Mid Cap Growth Fund and transfers out of Level 3 investments into Level 2 investments were made in the amount of $320,000 and $62,342 for the Optimum Fixed Income Fund and Optimum International Fund, respectively. These were due to the Funds’ pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price.

During the year ended March 31, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments due to the Funds utilizing international fair value pricing during the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2011 and 2010 was as follows:

Year Ended March 31, 2011

	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap
	Fund	Fund	Value Fund
Ordinary income	$36,247,412	$3,209,203	$8,703,654

Optimum Large Cap Growth Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund did not make any distributions during the year ended March 31, 2011.

Year Ended March 31, 2010

	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Value Fund
Ordinary income	$47,549,636	$2,806,274	$750,120	$13,614,136	$88,032
Return of capital	—	—	3,034	—	92,374
Total	$47,549,636	$2,806,274	$753,154	$13,614,136	$180,406

Optimum Small-Mid Cap Growth Fund did not make any distributions during the year ended March 31, 2010.

(continues)       121

Notes to financial statements

Optimum Fund Trust

5. Components of Net Assets on a Tax Basis

As of March 31, 2011, the components of net assets on a tax basis were as follows:

	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap
	Fund	Fund	Growth Fund
Share of beneficial interest	$970,655,311	$311,851,587	$717,849,287
Undistributed ordinary income	14,989,936	3,299,007	—
Capital loss carryforwards	(6,818,431)	(49,949,013)	(94,702,512)
Other temporary differences	(3,279,589)	—	—
Post-October currency losses	(340,434)	(122,665)	(19,646)
Unrealized appreciation of investments, swap contracts and foreign currencies	21,007,786	14,252,569	133,009,588
Net assets	$996,214,579	$279,331,485	$756,136,717

	Optimum	Optimum	Optimum
	Large Cap	Small-Mid Cap	Small-Mid Cap
	Value Fund	Growth Fund	Value Fund
Share of beneficial interest	$777,330,832	$255,454,281	$247,543,962
Undistributed ordinary income	6,037,066	—	—
Undistributed long-term capital gains	—	2,944,014	—
Capital loss carryforwards	(157,133,037)	—	(9,947,941)
Post-October currency losses	—	(89,705)	—
Unrealized appreciation on investments and foreign currencies	83,004,092	78,363,238	66,835,895
Net assets	$709,238,953	$336,671,828	$304,431,916

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of contingent payment on debt instruments, return of capital on investments and CDS contracts.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2010 through March 31, 2011 that, in accordance with federal income tax regulations, each Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, passive foreign investment companies, gain (loss) on foreign currency transactions, contingent payment on debt instruments, foreign capital gain taxes, foreign futures contracts, CDS contracts and paydown gains (losses) of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2011, the Funds recorded the following reclassifications:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Undistributed (accumulated) net
investment income (loss)	$(4,822,748)	$51,153	$3,027,917	$19,474	$2,559,457	$746,540
Accumulated net realized gain (loss)	4,822,748	(51,153)	161,336	(19,474)	273,620	—
Paid-in capital	—	—	(3,189,253)	—	(2,833,077)	(746,540)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2011, the Funds utilized capital loss carryforwards as follows:

Capital loss
carryforwards
utilized
Optimum Fixed Income Fund	$9,313,589
Optimum International Fund	9,014,228
Optimum Large Cap Growth Fund	62,952,871
Optimum Large Cap Value Fund	17,887,011
Optimum Small-Mid Cap Growth Fund	19,926,636
Optimum Small-Mid Cap Value Fund	22,609,214

Capital loss carryforwards remaining at March 31, 2011 will expire as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum
Year of	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap
Expiration	Fund	Fund	Growth Fund	Value Fund	Value Fund
3/31/17	$6,818,431	$—	$14,873,143	$38,104,901	$—
3/31/18	—	49,949,013	79,829,369	119,028,136	9,947,941
Total	$6,818,431	$49,949,013	$94,702,512	$157,133,037	$9,947,941

6. Capital Shares

Transactions in capital shares were as follows:

	Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap
	Fund		Fund		Growth Fund

	Year Ended		Year Ended		Year Ended
	3/31/11	3/31/10	3/31/11	3/31/10	3/31/11	3/31/10
Shares sold:
Class A	668,845	380,500	98,203	104,636	263,299	291,768
Class B	14,845	6,894	1,265	2,855	2,753	12,315
Class C	2,198,457	2,021,942	257,286	390,232	747,705	1,222,043
Institutional Class	32,665,979	21,802,020	9,197,950	6,025,380	14,150,435	13,430,954
	35,548,126	24,211,356	9,554,704	6,523,103	15,164,192	14,957,080
Shares issued upon reinvestment of dividends
and distributions:
Class A	165,039	302,381	19,005	24,437	—	—
Class B	17,942	38,541	2,229	4,341	—	—
Class C	580,410	1,158,140	44,652	84,037	—	—
Institutional Class	3,024,744	3,778,982	284,807	212,753	—	89,194
	3,788,135	5,278,044	350,693	325,568	—	89,194
Shares repurchased:
Class A	(1,064,216)	(1,361,901)	(287,128)	(326,529)	(828,938)	(938,322)
Class B	(140,744)	(150,573)	(54,889)	(41,188)	(149,964)	(120,037)
Class C	(4,377,419)	(5,106,580)	(951,575)	(1,203,369)	(2,882,603)	(3,425,748)
Institutional Class	(15,164,664)	(19,275,823)	(3,461,623)	(3,481,196)	(17,038,995)	(21,042,002)
	(20,747,043)	(25,894,877)	(4,755,215)	(5,052,282)	(20,900,500)	(25,526,109)
Net increase (decrease)	18,589,218	3,594,523	5,150,182	1,796,389	(5,736,308)	(10,479,835)

(continues)       123

Notes to financial statements

Optimum Fund Trust

6. Capital Shares (continued)

	Optimum		Optimum		Optimum
	Large Cap		Small-Mid Cap		Small-Mid Cap
	Value Fund		Growth Fund		Value Fund

	Year Ended		Year Ended		Year Ended
	3/31/11	3/31/10	3/31/11	3/31/10	3/31/11	3/31/10
Shares sold:
Class A	370,267	299,064	44,155	59,618	40,638	52,233
Class B	2,052	13,622	575	4,461	28	3,755
Class C	786,822	1,244,236	123,804	245,545	134,424	234,992
Institutional Class	15,358,661	13,146,430	8,456,356	14,215,293	9,084,213	8,887,279
	16,517,802	14,703,352	8,624,890	14,524,917	9,259,303	9,178,259
Shares issued upon reinvestment of
dividends and distributions:
Class A	43,343	89,427	—	—	—	—
Class B	4,041	10,509	—	—	—	—
Class C	88,937	223,973	—	—	—	—
Institutional Class	814,457	1,426,180	—	—	—	24,450
	950,778	1,750,089	—	—	—	24,450
Shares repurchased:
Class A	(826,246)	(920,206)	(154,171)	(167,898)	(144,619)	(174,801)
Class B	(148,015)	(116,086)	(27,258)	(21,246)	(29,222)	(21,432)
Class C	(2,870,932)	(3,421,119)	(515,098)	(601,165)	(535,392)	(636,236)
Institutional Class	(15,357,080)	(19,036,670)	(5,077,250)	(3,978,501)	(3,600,939)	(3,198,117)
	(19,202,273)	(23,494,081)	(5,773,777)	(4,768,810)	(4,310,172)	(4,030,586)
Net increase (decrease)	(1,733,693)	(7,040,640)	2,851,113	9,756,107	4,949,131	5,172,123

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Funds’ maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Optimum Fixed Income Fund and Optimum International Fund may use futures in the normal course of pursuing their investment objectives. The Optimum Fixed Income Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. The Optimum International Fund may use futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the year ended March 31, 2011, the Optimum Fixed Income Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended March 31, 2011 for the Optimum Fixed Income Fund were as follows:

	Number of contracts	Premiums
Options outstanding at March 31, 2010	—	$—
Options written	127,000,704	565,400
Options expired	(126,000,704)	(563,300)
Options terminated in closing purchase transactions	(1,000,000)	(2,100)
Options outstanding at March 31, 2011	—	$—

Swap Contracts — The Optimum Fixed Income Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(continues)       125

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2011, the Optimum Fixed Income Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At March 31, 2011, the net unrealized appreciation of credit default swaps was $8,427. The Fund had posted $1,295,405 as collateral, net of collateral received for open swap contracts, which is presented as restricted cash on the statements of assets and liabilities. If a credit event had occurred for all swap transactions where collateral posting was required as of March 31, 2011, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have received $20,403,000 less the value of the contracts’ related reference obligations. The Fund received $1,264,000 in securities collateral for open swap contracts.

As disclosed in the footnotes to the statements of net assets, at March 31, 2011, the notional value of the protection sold was $2,310,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2011, the net unrealized appreciation of the protection sold was $60,171.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

Fair values of derivative instruments as of March 31, 2011 were as follows:

	Optimum Fixed Income Fund
	Asset Derivatives			Liability Derivatives
	Statements of			Statements of
	Assets and Liabilities Location	Fair Value		Assets and Liabilities Location	Fair Value
Foreign currency exchange contracts	Foreign currency exchange			Foreign currency exchange
(Forward currency exchange contracts)	contracts, at value	$639,697		contracts, at value	$(1,939,670)

Interest rate contracts (Futures contracts)	Variation margin receivable			Variation margin receivable
	on futures contracts	33,675	*	on futures contracts	—

Interest rate contracts (Interest rate swap contracts)	Interest rate swap contracts,			Interest rate swap contracts,
	at value	—		at value	(4,150)

Credit contracts (Swap contracts)	Credit default swap			Credit default swap
	contracts, at value	133,121		contracts, at value	(124,694)

Total		$806,493			$(2,068,514)

*Includes cumulative appreciation of futures contracts from the date the contracts are opened at March 31, 2011. Only current day variation margin is reported on the Fund’s statements of assets and liabilities.

The effect of derivative instruments on the statements of operations for the year ended March 31, 2011 was as follows:

	Optimum Fixed Income Fund
			Change in Unrealized
		Realized Gain or Loss on	Appreciation or
	Location of Gain or Loss on	Derivatives Recognized in	Depreciation on Derivatives
	Derivatives Recognized in Income	Income	Recognized in Income
Foreign currency exchange contracts	Net realized loss on foreign
(Forward currency exchange contracts)	currency exchange contracts
	and net change in unrealized
	appreciation/depreciation
	of investments and foreign
	currencies	$(5,912,887)	$(1,605,747)

Interest rate contracts (Futures contracts)	Net realized gain on futures
	contracts and net change
	in unrealized appreciation/
	depreciation of investments and
	foreign currencies	850,966	32,536

Interest rate contracts (Options contracts)	Net realized gain on options
	contracts and net change
	in unrealized appreciation/
	depreciation of investments and
	foreign currencies	644,275	—

Credit contracts (Swap contracts)	Net realized loss on swap
	contracts and net change
	in unrealized appreciation/
	depreciation of investments and
	foreign currencies	(1,665,750)	385,483

Total		$(6,083,396)	$(1,187,728)

The volume of derivative transactions varies throughout the year. Information about derivative transactions reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended March 31, 2011.

8. Securities Lending

The Funds may lend their securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Funds may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Funds may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Funds would be required to return to the borrower of the securities and the Funds would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Funds’ previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Funds’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon

(continues)       127

Notes to financial statements

Optimum Fund Trust

8. Securities Lending (continued)

GSL Reinvestment Trust II. The Funds can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent and the borrower. The Funds record security lending income net of allocations to the security lending agent and the borrower.

At March 31, 2011, the values of securities on loan and the values of invested collateral for each Fund are presented below, for which the Funds received collateral, comprised of securities collateral and cash collateral. Investments purchased with cash collateral are presented on the statements of net assets under the caption “Securities Lending Collateral”.

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Values of securities on loan	$55,412,328	$26,012,247	$68,686,482	$45,232,840	$81,734,086	$55,092,827
Securities collateral	4,319,891	—	425,450	583,331	66,013	—
Cash collateral	54,936,302	28,054,448	70,674,769	45,471,296	83,272,978	56,329,374
Value of invested collateral	53,719,857	27,424,981	69,650,354	44,457,446	82,778,559	56,073,155

9. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

The Optimum Fixed Income Fund invests a portion of its assets in high yield fixed income securities, which are rated BB or lower by Standard & Poor’s (S&P) and Ba or lower by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Optimum Fixed Income Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of their assets in small- and mid-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest in REITs and are subject to the risks associated with that industry. If the Funds hold real estate directly as a result of defaults or receives rental income directly from real estate holdings, their tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2011. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statements of net assets.

10. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined no material events or transactions occurred subsequent to March 31, 2011 that would require recognition or disclosure in the Funds’ financial statements.

12. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws (Optimum Large Cap Growth Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund did not make any distributions). Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

	(A)	(B)
	Long-Term	Ordinary
	Capital Gains	Income	Total	(C)
	Distributions	Distributions*	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends1
Optimum Fixed Income Fund	—	100%	100%	—
Optimum International Fund	—	100%	100%	—
Optimum Large Cap Value Fund	—	100%	100%	100%

(A) and (C) are based on a percentage of each Fund’s total distributions.

(C) is based on a percentage of each Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the following amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV, as applicable.

Maximum amount to be
taxed at a maximum rate of 15%
Optimum Fixed Income Fund	$107,565
Optimum International Fund	227,554
Optimum Large Cap Value Fund	8,703,654

The Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $393,216. The gross foreign source income earned during the fiscal year 2011 by the Optimum International Fund was $6,947,847. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

For the fiscal year ended March 31, 2011, certain ordinary income paid by the Funds, determined to be Qualified Interest Income, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended March 31, 2011, each Fund has designated maximum distributions of Qualified Interest Income distributions as follows:

Maximum Distribution of
Qualified Interest Income
Optimum Fixed Income Fund	$35,308,075
Optimum International Fund	3,342
Optimum Large Cap Value Fund	3,179

Report of independent
registered public accounting firm

To the Board of Trustees of Optimum Fund Trust and the Shareholders of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund (constituting Optimum Fund Trust, hereafter referred to as the “Funds”) at March 31, 2011, and the results of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended March 31, 2010 and the financial highlights for each of the four years in the period ended March 31, 2010 were audited by other independent accountants whose report dated May 19, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 20, 2011

Other Fund information
(Unaudited)

Optimum Fund Trust

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (E&Y) has resigned as the independent registered public accounting firm for Optimum Fund Trust (the Trust) effective May 27, 2010. At a meeting held on March 17, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Trust for the fiscal year ended March 31, 2011. During the fiscal years ended March 31, 2010 and 2009, E&Y’s audit reports on the financial statements of the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Trust’s financial statements.

(continues)     131

Board of trustees and officers addendum

Optimum Fund Trust

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex1 Overseen	Directorships
Address	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Age	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Robert J. Moore2	Trustee	June 10,	Chief Financial Officer —	6	Independent Board
2005 Market Street		2010 to	LPL Financial LLC		Member — Legal and
Philadelphia, PA		present	(2008 – Present)		General Investment
19103					Management America
(Investment Adviser)
Age 50			Chief Executive Officer and		(2008–Present)
Chief Financial Officer —
ABN AMRO North America
(2006 – 2007)

Chief Financial Officer —
Diageo PLC, Europe and Great Britain
(2001 – 2006)

Theodore K. Smith2	Trustee, President	June 12, 2008	Executive Vice President	6	None
2005 Market Street	and Chief	to present	Retail Product Sales and Marketing
Philadelphia, PA	Executive Officer		Delaware Investments
19103			(2006 – Present)

Age 42			Head of Strategic Partner
Account Management
Lincoln Financial Distributors
(2005 – 2006)

Vice President
Head of Managed Accounts
Delaware Investments
(2002 – 2005)

Independent Trustees
Robert J. Christian	Trustee	November 1, 2007	Private Investor	6	Trustee – Wilmington Funds
2005 Market Street	and Chairman	to present	(2006 – Present)		(24 mutual funds)
Philadelphia, PA					(1998 – Present)
19103

Age 62			Chief Investment Officer		Trustee – FundVantage Trust
			Wilmington Trust Corporation		(7 mutual funds)
			(Trust Bank)		(2007 - Present)
(1996 – 2006)

Nicholas D. Constan	Trustee	July 17, 2003	Adjunct Professor –	6	None
2005 Market Street		to present	University of Pennsylvania
Philadelphia, PA			(1972 – Present)
19103

Age 72

Durant Adams Hunter	Trustee	July 17, 2003	Principal-Ridgeway Partners	6	None
2005 Market Street		to present	(Executive Recruiting)
Philadelphia, PA			(2004 – Present)
19103

Age 62

Number of
				Portfolios in Fund	Other
Name,				Complex1 Overseen	Directorships
Address	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Age	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Stephen Paul Mullin	Trustee	July 17, 2003	Senior Vice President –	6	None
2005 Market Street		to present	Econsult Corporation
Philadelphia, PA			(Economic Consulting)
19103			(2000 – Present)

Age 55

Robert A. Rudell	Trustee	July 17, 2003	Private Investor	6	Director and Chair,
2005 Market Street		to present	(2002 – Present)		Compensation Committee –
Philadelphia, PA					Medtox Scientific, Inc.
19103					(Medical devices/Clinical lab)
(2002 – Present)
Age 62
Director and
Independent Chairman–
Heartland Funds
(3 mutual funds)
(2005 – Present)

Director –
Vantagepoint
(27 mutual funds)
(2007 – Present)

Jon Edward Socolofsky	Trustee	July 17, 2003	Private Investor	6	None
2005 Market Street		to present	(2002 – Present)
Philadelphia, PA
19103

Age 65

Officers
David F. Connor	Vice President,	Vice President since	Mr. Connor has served as	6	None4
2005 Market Street	Deputy General	July 17, 2003	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments3 since 2000.
December 6, 2005
Age 46

David P. O’Connor	Senior Vice President,	October 25, 2005	Mr. O’Connor has served in	6	None4
2005 Market Street	General Counsel,	to present	various executive and legal
Philadelphia, PA	and Chief		capacities at different times at
19103	Legal Officer		Delaware Investments.

Age 44

Daniel Geatens	Vice President	September 20, 2007	Mr. Geatens has served in	6	None4
2005 Market Street	and Treasurer	to present	various capacities at
Philadelphia, PA			Delaware Investments.
19103

Age 38

Richard Salus	Senior	January 1, 2006	Mr. Salus has served in	6	None4
2005 Market Street	Vice President	to present	various executive capacities
Philadelphia, PA	and		at different times at
19103	Chief Financial		Delaware Investments.
Officer
Age 46

1 The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
2 “Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
3 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust’s manager, principal underwriter and service agent.
4 Messrs Connor, O’Connor, Geatens and Salus also serve in similar capacities for the Delaware Investments Family of Funds, a fund complex also managed and distributed by Delaware Investments with 77 funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the fact sheet for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Robert J. Moore
Chief Financial Officer
LPL Financial LLC

Theodore K. Smith
Executive Vice President
Delaware Investments

Robert J. Christian
Private Investor

Nicholas D. Constan
Adjunct Professor —
University of Pennsylvania

Durant Adams Hunter
Principal — Ridgeway Partners

Stephen Paul Mullin
Senior Vice President — Econsult Corporation

Robert A. Rudell
Private Investor

Jon Edward Socolofsky
Private Investor

Affiliated officers

David F. Connor
Vice President,
Deputy General Counsel
and Secretary
Optimum Fund Trust
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Optimum Fund Trust
Philadelphia, PA

David P. O’Connor
Senior Vice President,
General Counsel
and Chief Legal Officer
Optimum Fund Trust
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Optimum Fund Trust
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 914-0278

For securities dealers
and financial institutions
representatives only
800 362-7500

Web site
www.optimummutualfunds.com

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Forms N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 914-0278; (ii) on the Fund’s Web site at www.optimummutualfunds.com ; and (iii) on the SEC’s Web site at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.optimummutualfunds.com; and (ii) on the SEC’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Robert J. Christian
     Robert A. Rudell
     Jon E. Socolofsky

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $120,000 for the fiscal year ended March 31, 2011.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $134,830 for the fiscal year ended March 31, 2010.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended March 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: audit procedures performed for both the reporting up on Delaware Investments’ balances for its consolidation into the parent company, Macquarie. Also, included are the fees for each of the statutory audits performed on the advisor and its affiliates/subsidiaries.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended March 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $25,000 for the fiscal year ended March 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended March 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: state and local tax services.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $47,086 for the fiscal year ended March 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns, review of annual excise distribution calculations, and tax compliance services with respect to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2010.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2011.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2010.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $25,000 and $246,800 for the registrant’s fiscal years ended March 31, 2011 and March 31, 2010, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: OPTIMUM FUND TRUST

/s/ THEODORE K. SMITH
By:	Theodore K. Smith
Title:	Chief Executive Officer
Date:	June 3, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ THEODORE K. SMITH
By:	Theodore K. Smith
Title:	Chief Executive Officer
Date:	June 3, 2011

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 3, 2011